As filed with the Securities and Exchange Commission on February 8, 2012
Registration No. 333-177693

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3
to
Form F-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Reynolds Group Holdings Limited

New Zealand	2673	Not applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Reynolds Group Issuer Inc.

Delaware	2673	27-1086981
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Reynolds Group Issuer LLC

Delaware	2673	27-1087026
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Reynolds Group Issuer (Luxembourg) S.A.

Luxembourg	2673	Not applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

(See table of additional registrants on following page.)

Reynolds Group Holdings Limited
Level Nine
148 Quay Street
Auckland 1140 New Zealand
Attention: Joseph Doyle
+64 (9) 366-6259
(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Reynolds Group Issuer Inc.
c/o National Registered Agents, Inc.
160 Greentree Drive, Suite 101,
Dover, Delaware 19904
(804) 281-2630
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Steven J. Slutzky, Esq.
Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
(212) 909-6000

Approximate date of commencement of proposed sale to the public:  As soon as practicable after this Registration Statement becomes effective.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or the “Securities Act,” check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer   ☐

CALCULATION OF REGISTRATION FEE

		Proposed Aggregate	Amount of
Title of Each Class of	Amount to be	Offering	Registration
Securities to be Registered	Registered	Price per Note(1)	Fee(5)
7.750% Senior Secured Notes due 2016	$1,125,000,000	$1,125,000,000	$128,925.00
7.750% Senior Secured Notes due 2016	€450,000,000	€450,000,000	$73,043.75(2)
8.500% Senior Notes due 2018	$1,000,000,000	$1,000,000,000	$114,600.00
7.125% Senior Secured Notes due 2019	$1,500,000,000	$1,500,000,000	$171,900.00
9.000% Senior Notes due 2019	$1,500,000,000	$1,500,000,000	$171,900.00
7.875% Senior Secured Notes due 2019	$1,500,000,000	$1,500,000,000	$171,900.00
9.875% Senior Notes due 2019	$1,000,000,000	$1,000,000,000	$114,600.00
6.875% Senior Secured Notes due 2021	$1,000,000,000	$1,000,000,000	$114,600.00
8.250% Senior Notes due 2021	$1,000,000,000	$1,000,000,000	$114,600.00
Guarantees of 7.750% Senior Secured Notes due 2016(3)	$1,125,000,000	—	None(4)
Guarantees of 7.750% Senior Secured Notes due 2016(3)	€450,000,000	—	None(4)
Guarantees of 8.500% Senior Notes due 2018(3)	$1,000,000,000	—	None(4)
Guarantees of 7.125% Senior Secured Notes due 2019	$1,500,000,000	—	None(4)
Guarantees of 9.000% Senior Notes due 2019	$1,500,000,000	—	None(4)
Guarantees of 7.875% Senior Secured Notes due 2019	$1,500,000,000	—	None(4)
Guarantees of 9.875% Senior Notes due 2019	$1,000,000,000	—	None(4)
Guarantees of 6.875% Senior Secured Notes due 2021	$1,000,000,000	—	None(4)
Guarantees of 8.250% Senior Notes due 2021	$1,000,000,000	—	None(4)

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(f) promulgated under the Securities Act of 1933.

(2)	The amount of the registration fee was calculated based on the noon buying rate on October 28, 2011 of €1 = $1.4164.

(3)	See the following page for a table of guarantor registrants.

(4)	Pursuant to Rule 457(n) promulgated under the Securities Act of 1933, no separate filing fee is required for the guarantors.

(5)	Previously paid.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

State or Other
Jurisdiction of
Exact Name of Additional	Incorporation or	I.R.S. Employer
Registrant as Specified in its Charter*	Organization	Identification Number

Whakatane Mill Australia Pty Limited	Australia	Not Applicable
SIG Austria Holding GmbH	Austria	Not Applicable
SIG Combibloc GmbH	Austria	Not Applicable
SIG Combibloc GmbH & Co KG	Austria	Not Applicable
Closure Systems International (Brazil) Sistemas de Vedação Ltda.	Brazil	Not Applicable
SIG Beverages Brasil Ltda.	Brazil	Not Applicable
SIG Combibloc do Brasil Ltda.	Brazil	Not Applicable
CSI Latin American Holdings Corporation	The British Virgin Islands	Not Applicable
Evergreen Packaging Canada Limited	Canada	Not Applicable
Pactiv Canada Inc.	Canada	Not Applicable
CSI Closure Systems Manufacturing de Centro America, Sociedad de Responsabilidad Limitada	Costa Rica	Not Applicable
Bakers Choice Products, Inc.	Delaware	54-1440852
BCP/Graham Holdings L.L.C.	Delaware	52-2076130
Blue Ridge Holding Corp.	Delaware	13-4058526
Blue Ridge Paper Products Inc.	Delaware	56-2136509
Closure Systems International Americas, Inc.	Delaware	13-4307216
Closure Systems International Holdings Inc.	Delaware	77-0710458
Closure Systems International Inc.	Delaware	25-1564055
Closure Systems International Packaging Machinery Inc.	Delaware	25-1533420
Closure Systems Mexico Holdings LLC	Delaware	74-3242904
CSI Mexico LLC	Delaware	74-3242901
CSI Sales & Technical Services Inc.	Delaware	77-0710454
Evergreen Packaging Inc.	Delaware	20-8042663
Evergreen Packaging USA Inc.	Delaware	76-0240781
Evergreen Packaging International (US) Inc.	Delaware	33-0429774
Graham Packaging Company Inc.	Delaware	52-2076126
GPC Holdings LLC	Delaware	45-2814255
Pactiv Factoring LLC	Delaware	36-4402363
Pactiv Germany Holdings, Inc.	Delaware	36-4423878
Pactiv International Holdings Inc.	Delaware	76-0531623
Pactiv LLC	Delaware	36-2552989
Pactiv Management Company LLC	Delaware	36-2552989
Pactiv Retirement Administration LLC	Delaware	32-0286913
Pactiv RSA LLC	Delaware	36-4402361
PCA West Inc.	Delaware	76-0254972
Prairie Packaging, Inc.	Delaware	36-3461752
PWP Holdings, Inc.	Delaware	74-3183918
PWP Industries, Inc.	Delaware	74-3183917
RenPac Holdings Inc.	Delaware	45-3464426
Reynolds Consumer Products Holdings LLC	Delaware	77-0710450
Reynolds Consumer Products Inc.	Delaware	77-0710443
Reynolds Flexible Packaging Inc.	Delaware	77-0710437

State or Other
Jurisdiction of
Exact Name of Additional	Incorporation or	I.R.S. Employer
Registrant as Specified in its Charter*	Organization	Identification Number

Reynolds Foil Inc.	Delaware	77-0710443
Reynolds Food Packaging LLC	Delaware	20-1902916
Reynolds Group Holdings Inc.	Delaware	27-1086869
Reynolds Manufacturing, Inc.	Delaware	45-3412370
Reynolds Packaging Holdings LLC	Delaware	77-0710439
Reynolds Packaging Kama Inc.	Delaware	36-3916292
Reynolds Packaging LLC	Delaware	20-1902976
Reynolds Presto Products Inc.	Delaware	76-0170620
Reynolds Services Inc.	Delaware	27-0147082
SIG Combibloc Inc.	Delaware	56-1374534
SIG Holding USA, LLC	Delaware	22-2398517
Closure Systems International Deutschland GmbH	Germany	Not Applicable
Closure Systems International Holdings (Germany) GmbH	Germany	Not Applicable
Omni-Pac Ekco GmbH Verpackungsmittel	Germany	Not Applicable
Omni-Pac GmbH Verpackungsmittel	Germany	Not Applicable
Pactiv Deutschland Holdinggesellschaft mbH	Germany	Not Applicable
SIG Beteiligungs GmbH	Germany	Not Applicable
SIG Beverages Germany GmbH	Germany	Not Applicable
SIG Combibloc GmbH	Germany	Not Applicable
SIG Combibloc Holding GmbH	Germany	Not Applicable
SIG Combibloc Systems GmbH	Germany	Not Applicable
SIG Combibloc Zerspanungstechnik GmbH	Germany	Not Applicable
SIG Euro Holding AG & Co. KGaA	Germany	Not Applicable
SIG Information Technology GmbH	Germany	Not Applicable
SIG International Services GmbH	Germany	Not Applicable
SIG Asset Holdings Limited	Guernsey	Not Applicable
Closure Systems International (Hong Kong) Limited	Hong Kong	Not Applicable
Evergreen Packaging (Hong Kong) Limited	Hong Kong	Not Applicable
SIG Combibloc Limited	Hong Kong	Not Applicable
Closure Systems International Holdings (Hungary) Kft.	Hungary	Not Applicable
CSI Hungary Manufacturing and Trading Limited Liability Company Kft.	Hungary	Not Applicable
Closure Systems International Holdings (Japan) KK	Japan	Not Applicable
Closure Systems International Japan, Limited	Japan	Not Applicable
Southern Plastics Inc.	Louisiana	72-0631453
Beverage Packaging Holdings (Luxembourg) I S.A.	Luxembourg	Not Applicable
Beverage Packaging Holdings (Luxembourg) III S.à r.l.	Luxembourg	Not Applicable
Evergreen Packaging (Luxembourg) S.à r.l.	Luxembourg	Not Applicable
Bienes Industriales del Norte, S.A. de C.V.	Mexico	Not Applicable
CSI en Ensenada, S. de R.L. de C.V.	Mexico	Not Applicable
CSI en Saltillo, S. de R.L. de C.V.	Mexico	Not Applicable
CSI Tecniservicio, S. de R.L. de C.V.	Mexico	Not Applicable
Evergreen Packaging Mexico, S. de R.L. de C.V.	Mexico	Not Applicable
Grupo Corporativo Jaguar, S.A. de C.V.	Mexico	Not Applicable

State or Other
Jurisdiction of
Exact Name of Additional	Incorporation or	I.R.S. Employer
Registrant as Specified in its Charter*	Organization	Identification Number

Grupo CSI de Mexico, S. de R.L. de C.V.	Mexico	Not Applicable
Pactiv Foodservice Mexico, S. de R.L. de C.V.	Mexico	Not Applicable
Pactiv Mexico, S. de R.L. de C.V.	Mexico	Not Applicable
Reynolds Metals Company de Mexico, S. de R.L. de C.V.	Mexico	Not Applicable
Técnicos de Tapas Innovativas, S.A. de C.V.	Mexico	Not Applicable
Servicios Industriales Jaguar, S.A. de C.V.	Mexico	Not Applicable
Servicio Terrestre Jaguar, S.A. de C.V.	Mexico	Not Applicable
Ultra Pac, Inc.	Minnesota	41-1581031
Closure Systems International B.V.	The Netherlands	Not Applicable
Evergreen Packaging International B.V.	The Netherlands	Not Applicable
Reynolds Consumer Products International B.V.	The Netherlands	Not Applicable
Reynolds Packaging International B.V.	The Netherlands	Not Applicable
Newspring Industrial Corp.	New Jersey	22-3256117
Whakatane Mill Limited	New Zealand	Not Applicable
BRPP, LLC	North Carolina	56-2206100
Dopaco, Inc.	Pennsylvania	23-2106485
SIG allCap AG	Switzerland	Not Applicable
SIG Combibloc Group AG	Switzerland	Not Applicable
SIG Combibloc Procurement AG	Switzerland	Not Applicable
SIG Combibloc (Schweiz) AG	Switzerland	Not Applicable
SIG Reinag AG	Switzerland	Not Applicable
SIG Schweizerische Industrie-Gesellschaft AG	Switzerland	Not Applicable
SIG Technology AG	Switzerland	Not Applicable
SIG Combibloc Ltd.	Thailand	Not Applicable
Closure Systems International (UK) Limited	United Kingdom	Not Applicable
IVEX Holdings, Ltd.	United Kingdom	Not Applicable
J. & W. Baldwin (Holdings) Limited	United Kingdom	Not Applicable
Kama Europe Limited	United Kingdom	Not Applicable
Omni-Pac U.K. Limited	United Kingdom	Not Applicable
Reynolds Consumer Products (UK) Limited	United Kingdom	Not Applicable
Reynolds Subco (UK) Limited	United Kingdom	Not Applicable
SIG Combibloc Limited	United Kingdom	Not Applicable
SIG Holdings (UK) Limited	United Kingdom	Not Applicable
The Baldwin Group Limited	United Kingdom	Not Applicable

*	The address and telephone number for each of the additional registrants is c/o Reynolds Group Holdings Limited Level Nine, 148 Quay Street, Auckland 1140 New Zealand, Attention: Joseph Doyle, telephone: +64 (9) 366-6259. The name and address, including zip code, of the agent for service for each additional registrant is Reynolds Group Issuer Inc. c/o National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, Delaware 19904, telephone: (804) 281-2630.

EXPLANATORY NOTE

This Amendment No. 3 is being filed solely for the purpose of filing additional exhibits to the Registration Statement (Commission File No. 333-177693). No changes or additions are being made hereby to the Prospectus constituting Part I of the Registration Statement (not included herein) or to Items 20 or 22 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.	INDEMNIFICATION OF DIRECTORS AND OFFICERS

Delaware Registrants

(a) Each of Bakers Choice Products, Inc., Blue Ridge Holding Corp., Blue Ridge Paper Products Inc., Closure Systems International Inc., Closure Systems International Americas, Inc., Closure Systems International Holdings Inc., CSI Sales & Technical Services Inc., Evergreen Packaging Inc., Evergreen Packaging International (US) Inc., Evergreen Packaging USA Inc., Graham Packaging Company Inc., Pactiv Germany Holdings, Inc., Pactiv International Holdings Inc., PCA West Inc., Prairie Packaging, Inc., PWP Holdings, Inc., PWP Industries, Inc., Reynolds Consumer Products Inc., Reynolds Flexible Packaging Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer Inc., Reynolds Manufacturing, Inc., RenPac Holdings Inc., Reynolds Packaging Kama Inc., Reynolds Presto Products Inc., Closure Systems International Packaging Machinery Inc., Reynolds Services Inc. and SIG Combibloc Inc. is incorporated under the laws of the state of Delaware.

Section 102(b)(7) of the General Corporation Law of the State of Delaware, or the “DGCL,” permits a Delaware corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. This provision, however, may not eliminate or limit a director’s liability (1) for breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, or (4) for any transaction from which the director derived an improper personal benefit. The certificate of incorporation of each of Bakers Choice Products, Inc., Blue Ridge Holding Corp., Blue Ridge Paper Products Inc., Closure Systems International Inc., Closure Systems International Americas, Inc., Closure Systems International Holdings Inc., CSI Sales & Technical Services Inc., Evergreen Packaging Inc., Evergreen Packaging USA Inc., Prairie Packaging, Inc., PWP Holdings, Inc., PWP Industries, Inc., Reynolds Consumer Products, Inc., Reynolds Flexible Packaging Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer Inc., Reynolds Manufacturing, Inc., RenPac Holdings Inc., Reynolds Packaging Kama Inc., Reynolds Presto Products Inc., Reynolds Services Inc. and SIG Combibloc Inc. contains such a provision. The certificate of incorporation of each of Evergreen Packaging International (US) Inc., Pactiv Germany Holdings, Inc., Pactiv International Holdings Inc., PCA West Inc. and Closure Systems International Packaging Machinery Inc. does not contain such a provision.

Section 145(a) of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

The certificate of incorporation and bylaws of each of Blue Ridge Holding Corp. and Blue Ridge Paper Products Inc. provide that to the extent not prohibited by law, the corporation shall indemnify any person who is or was made, or threatened to be made, a party to any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation, or, at the request of the corporation, is or was serving as a director or officer of another corporation or in a capacity with comparable authority and responsibilities for another enterprise, against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees, disbursements and other charges). The certificate of incorporation of each of PWP Holdings, Inc., PWP Industries, Inc. and Prairie Packaging, Inc. provide that the corporation shall indemnify, in accordance with and to the fullest extent now or hereafter permitted by the DGCL, any person who is or was a party, or is or was threatened to be made a party, to any action, suit or proceeding by reason of the fact that he or she is or was a director or officer of the corporation against any liability or expense actually and reasonably incurred by such person in respect thereof; provided, however, that the corporation is not required to indemnify a director or officer of the corporation in connection with an action, suit or proceeding initiated by such person, unless such action, suit or proceeding was authorized by the board of directors of the corporation. The certificate of incorporation of Reynolds Packaging Kama Inc. provides that the corporation shall, to the extent not prohibited by law, indemnify any person who is or was made, or threatened to be made, a party to any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving in any capacity at the request of the corporation for another enterprise, against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees and disbursements).

The bylaws of each of Bakers Choice Products, Inc., Closure Systems International Inc., Closure Systems International Americas, Inc., Closure Systems International Holdings Inc., CSI Sales & Technical Services Inc., Evergreen Packaging Inc., Evergreen Packaging International (US) Inc., Evergreen Packaging USA Inc., Graham Packaging Company Inc., Pactiv Corporation, Pactiv Germany Holdings, Inc., Pactiv International Holdings Inc., PCA West Inc., Prairie Packaging, Inc., PWP Holdings, Inc., PWP Industries, Inc., Reynolds Consumer Products, Inc., Reynolds Consumer Products Holdings Inc., Reynolds Flexible Packaging Inc., Reynolds Foil Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer Inc., Reynolds Manufacturing, Inc., RenPac Holdings Inc., Reynolds Packaging Inc., Reynolds Packaging Kama Inc., Closure Systems International Packaging Machinery Inc., Reynolds Services Inc., SIG Holding USA, Inc. and SIG Combibloc Inc. provide that the corporation shall indemnify, to the full extent permitted by the DGCL and other applicable law, any person who was or is a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that (i) such person is or was serving or has agreed to serve as a director or officer of the corporation, (ii) such person, while serving as a director or officer of the corporation, is or was serving or has agreed to serve at the request of the corporation as a director, officer, employee, manager, or agent of another enterprise, or (iii) such person is or was serving or has agreed to serve at the request of the corporation as a director, officer or manager of another enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on behalf of such person in a proceeding (including any appeal therefrom) other than a proceeding by or in the right of the corporation, or against expenses (including attorneys’ fees) actually and reasonably incurred by such person or on behalf of such person in connection with the defense or settlement of a proceeding by or in the right of the corporation and any appeal therefrom. The bylaws of each of Bakers Choice Products, Inc., Closure Systems International Inc., Closure Systems International Americas, Inc., Closure Systems International Holdings Inc., CSI Sales & Technical Services Inc., Evergreen Packaging Inc., Evergreen Packaging International (US) Inc., Evergreen Packaging USA Inc., Graham Packaging Company Inc., Pactiv Corporation, Pactiv Germany Holdings, Inc., Pactiv International Holdings Inc., PCA West Inc., Prairie Packaging, Inc., PWP Holdings, Inc., PWP Industries, Inc., Reynolds Consumer Products, Inc., Reynolds

Consumer Products Holdings Inc., Reynolds Flexible Packaging Inc., Reynolds Foil Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer Inc., Reynolds Manufacturing, Inc., RenPac Holdings Inc., Reynolds Packaging Inc., Reynolds Packaging Kama Inc., Closure Systems International Packaging Machinery Inc., Reynolds Services Inc., SIG Holding USA, Inc. and SIG Combibloc Inc. do not, however, require the corporation to indemnify a present or former director or officer in respect of a proceeding (or part thereof) initiated by such person, unless such proceeding (or part thereof) has been authorized by the board of directors or the indemnification requested is in respect of expenses incurred in connection with establishing such person’s right of indemnification.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 of the DGCL, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The certificate of incorporation and bylaws of each of Blue Ridge Holding Corp. and Blue Ridge Paper Products Inc. provide that any person entitled to indemnification or advancement of expenses under the provisions thereof shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or advancement of expenses, in whole or in part, in any such proceeding. The certificate of incorporation of Reynolds Packaging Kama Inc. provides that any person entitled to indemnification or advancement of expenses under the certificate of incorporation shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or advancement of expenses, in whole or in part, in any such proceeding.

The bylaws of each of Bakers Choice Products, Inc., Closure Systems International Inc., Closure Systems International Americas, Inc., Closure Systems International Holdings Inc., CSI Sales & Technical Services Inc., Evergreen Packaging Inc., Evergreen Packaging International (US) Inc., Evergreen Packaging USA Inc., Graham Packaging Company Inc., Pactiv Corporation, Pactiv Germany Holdings, Inc., Pactiv International Holdings Inc., PCA West Inc., Prairie Packaging, Inc., PWP Holdings, Inc., PWP Industries, Inc., Reynolds Consumer Products, Inc., Reynolds Consumer Products Holdings Inc., Reynolds Flexible Packaging Inc., Reynolds Foil Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer Inc., Reynolds Manufacturing, Inc., RenPac Holdings Inc., Reynolds Packaging Inc., Reynolds Packaging Kama Inc., Closure Systems International Packaging Machinery Inc., Reynolds Services Inc., SIG Holding USA, Inc. and SIG Combibloc Inc. provide that to the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any proceeding referred to in its bylaws or in defense of any claim, issue or matter therein, such person shall be indemnified by the corporation for expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 145(e) of the DGCL permits a Delaware corporation to advance litigation expenses, including attorneys’ fees, incurred by present and former directors and officers prior to the final disposition of the relevant proceedings. The advancement of expenses to a present director or officer is conditioned upon receipt of an undertaking by or on behalf of such director or officer to repay the advancement if it is ultimately determined that such director or officer is not entitled to be indemnified by the corporation. Advancement to former officers and directors may be conditioned upon such terms and conditions, if any, as the corporation may deem appropriate.

The certificate of incorporation and bylaws of each of Blue Ridge Holding Corp. and Blue Ridge Paper Products Inc. and the certificate of incorporation of Reynolds Packaging Kama Inc. provide that the corporation shall advance to any director or officer entitled to indemnification the funds necessary for the payment of expenses (including attorneys’ fees and disbursements) incurred in connection with any proceeding in advance of the final disposition of such proceeding, provided, however, that, if required by the DGCL, such expenses incurred by or on behalf of any director or officer may only be paid by the corporation in advance of the final disposition of a proceeding upon receipt by the corporation of an undertaking to repay any such amount so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified for such expenses.

The bylaws of each of Bakers Choice Products, Inc., Closure Systems International Inc., Closure Systems International Americas, Inc., Closure Systems International Holdings Inc., CSI Sales & Technical Services Inc., Evergreen Packaging Inc., Evergreen Packaging International (US) Inc., Evergreen Packaging USA Inc., Graham Packaging Company Inc., Pactiv Germany Holdings, Inc., Pactiv International Holdings Inc., PCA West Inc., Prairie Packaging, Inc., PWP Holdings, Inc., PWP Industries, Inc., Reynolds Consumer Products Inc., Reynolds Flexible Packaging Inc., Reynolds Foil Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer Inc., Reynolds Manufacturing, Inc., RenPac Holdings Inc., Reynolds Packaging Kama Inc., Closure Systems International Packaging Machinery Inc., Reynolds Presto Products Inc., Reynolds Services Inc. and SIG Combibloc Inc. provide that the corporation shall advance all expenses (including attorneys’ fees) incurred by a present or former director or officer in defending any proceeding prior to the final disposition of such proceeding upon the written request of such person and delivery of an undertaking by such person to repay such amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation for such expenses.

Section 145(g) of the DGCL specifically allows a Delaware corporation to purchase liability insurance on behalf of its directors and officers and to insure against potential liability of such directors and officers regardless of whether the corporation would have the power to indemnify such directors and officers under Section 145 of the DGCL.

(b) Each of Reynolds Group Issuer LLC, Closure Systems Mexico Holdings LLC, CSI Mexico LLC, Reynolds Packaging LLC, Reynolds Food Packaging LLC, Pactiv Factoring LLC, Pactiv RSA LLC, Pactiv Retirement Administration LLC, Pactiv Management Company LLC, Pactiv LLC, Reynolds Consumer Products Holdings LLC, Reynolds Packaging Holdings LLC, SIG Holding USA, LLC, GPC/Graham Holdings L.L.C. and GPC Holdings LLC is organized as a limited liability company under the laws of the state of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) (the “Delaware LLC Act”) provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power, to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. In accordance with Section 18-108 of the Delaware LLC Act, Section 6.3 of the Amended and Restated Limited Liability Company Agreement of CSI Mexico LLC, dated as of February 29, 2008 (the “CSI Mexico LLC Agreement”), Section 6.3 of the Amended and Restated Limited Liability Company Agreement of Closure Systems Mexico Holdings LLC, dated as of February 29, 2008 (the “CSI Mexico Holdings LLC Agreement”), Section 6.3 of the Amended and Restated Limited Liability Company Agreement of Reynolds Packaging LLC, dated as of February 29, 2008 (the “Reynolds Packaging LLC Agreement”), and Section 6.3 of the Amended and Restated Limited Liability Company Agreement of Reynolds Food Packaging LLC, dated as of February 29, 2008 (the “Reynolds Food LLC Agreement”), each provides that, to the fullest extent permitted by applicable law, the members and any of their or the limited liability company’s directors, officers, employees, shareholders, agents or representatives (each, a “Covered Person”) shall be entitled to indemnification from the limited liability company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the limited liability company, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or willful misconduct with respect to such acts or omissions. Any indemnity under Section 6.3 of each of the CSI Mexico LLC Agreement, the CSI Mexico Holdings LLC Agreement, the Reynolds Packaging LLC Agreement and the Reynolds Food LLC Agreement must be provided out of and to the extent of the limited liability company’s assets only, and no Covered Person shall have any personal liability on account thereof. Similarly, Section 19 of the Limited Liability Company Agreement of Reynolds Group Issuer LLC, dated as of October 8, 2009 (the “Reynolds Group LLC Agreement”), provides that, to the full extent permitted by applicable law, each officer of the limited liability company (each, a “Reynolds Group Covered Person”) shall be entitled to indemnification from the limited liability company for any loss, damage or claim incurred by such Reynolds Group Covered Person by reason of any act or omission performed or omitted by such Reynolds Group Covered Person in good faith on behalf of the limited liability company and in a manner reasonably believed to be within the scope of the authority conferred on such Reynolds Group Covered Person by the limited liability company agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Reynolds Group Covered Person by reason of gross negligence or willful misconduct with respect to such acts or omissions. Likewise, Section 18 of the Amended and Restated Limited Liability Company Agreement of Pactiv Factoring LLC, dated November 16, 2010 (the “Pactiv Factoring LLC Agreement”), Section 18 of the Amended and Restated Limited Liability Company Agreement of Pactiv RSA LLC, dated November 16, 2010 (the “Pactiv RSA LLC Agreement”), Section 18 of the Amended and Restated Limited Liability Company Agreement of Pactiv Retirement Administration LLC, dated November 16, 2010 (the “Pactiv Retirement LLC Agreement”), Section 18 of the Limited Liability Company Agreement of Pactiv LLC, dated December 31, 2011 (the “Pactiv LLC Agreement”), Section 18 of the Limited Liability Company Agreement of Reynolds Consumer Products Holdings LLC, dated December 31, 2011 (the “Reynolds Consumer Products Holdings LLC Agreement”), Section 18 of the Limited Liability Company Agreement of Reynolds Packaging Holdings LLC, dated December 31, 2011 (the “Reynolds Packaging Holdings LLC Agreement”), Section 18 of the Limited Liability Company Agreement of SIG Holding USA, LLC, dated December 31, 2011 (the “SIG Holding USA, LLC Agreement”), Section 18 of the Limited Liability Company Agreement of GPC Holdings LLC, dated July 13, 2011 (the “GPC Holdings LLC Agreement”) and Section 18 of the Limited Liability Company Agreement of Pactiv Management LLC, dated November 16, 2010 (the “Pactiv Management LLC Agreement”), each provides that, to the full extent permitted by applicable law, the sole member, each director and each officer (each, a “Section 18 Covered Person”) shall be entitled to indemnification from the limited liability company for any loss, damage or claim incurred by such Section 18 Covered Person by reason of any act or omission performed or omitted by such Section 18 Covered Person in good faith on behalf of the limited liability company and in a manner reasonably believed to be within the scope of the authority conferred on such Section 18 Covered Person by the limited liability company agreement, except that no Section 18 Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Section 18 Covered Person by reason of gross negligence or willful misconduct with respect to such acts or omissions.

Section 18-406 of the Delaware LLC Act provides that a member, manager or liquidating trustee of a limited liability company shall be fully protected in relying in good faith upon the records of the limited liability company and upon information, opinions, reports or statements presented by another manager, member or liquidating trustee, an officer or employee of the limited liability company, or committees of the limited liability company, members or managers, or by any other person as to matters the member, manager or liquidating trustees reasonably believes are within such other person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the limited liability company, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the limited liability company or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to members or creditors might properly be paid. Consistent therewith, Section 6.2(b) of each of the CSI Mexico LLC Agreement, the CSI Mexico Holdings LLC Agreement, the Reynolds Packaging LLC Agreement and the Reynolds Food LLC Agreement provides that a Covered Person shall be fully protected in relying in good faith upon the records of the limited liability company and upon such information, opinions, reports or statements presented to the limited liability company by any person or entity as to matters the Covered Person reasonably believes are within such person’s or entity’s professional or expert competence.

Section 18-1101(d) of the Delaware LLC Act provides that unless otherwise provided in a limited liability company agreement, a member or manager or other person shall not be liable to a limited liability company or to another member or manager or to another person that is a party to or is otherwise bound by a limited liability company agreement for breach of fiduciary duty for the member’s or manager’s or other person’s good faith reliance on the provisions of the limited liability company agreement. Likewise, Section 6.2(a) of each of the CSI Mexico LLC Agreement, the CSI Mexico Holdings LLC Agreement, the Reynolds Packaging LLC Agreement and the Reynolds Food LLC Agreement provides that to the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the limited liability company, a Covered Person acting under the limited liability company agreement shall not be liable to the limited liability company for such Covered Person’s good faith reliance on the provisions of the limited liability company agreement.

Section 18-1101(e) of the Delaware LLC Act permits a limited liability company agreement to limit or eliminate any and all liabilities for breach of contract and breach of duties (including fiduciary duties) of a member, manager or other person to a limited liability company or to another member or manager or to another person that is a party to or is otherwise bound by a limited liability company agreement. However, under Section 18-1101(e) of the Delaware LLC Act, a limited liability company agreement may not limit or eliminate liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing. In connection therewith, Section 6.1(b) of each of the CSI Mexico LLC Agreement, the CSI Mexico Holdings LLC Agreement, the Reynolds Packaging LLC Agreement and the Reynolds Food LLC Agreement provides that no Covered Person shall be liable to the limited liability company for any loss, liability, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the limited liability company, except that a Covered Person shall be liable for any loss, liability, damage or claim incurred by reason of such Covered Person’s gross negligence or willful misconduct. Section 6.2(a) of each of the CSI Mexico LLC Agreement, the CSI Mexico Holdings LLC Agreement, the Reynolds Packaging LLC Agreement and the Reynolds Food LLC Agreement further provides that the provisions of such limited liability company agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the parties thereto to replace such other duties and liabilities of such Covered Person. In addition, Section 6.2(a) of each of the CSI Mexico LLC Agreement, the CSI Mexico Holdings LLC Agreement, the Reynolds Packaging LLC Agreement and the Reynolds Food LLC Agreement provides that whenever in the limited liability company agreement a Covered Person is permitted or required to make decisions in good faith, the Covered Person shall act under such standard and shall not be subject to any other or different standard imposed by the limited liability company agreement or any relevant provisions of law or in equity or otherwise. Furthermore, Section 19 of the Reynolds Group LLC Agreement provides that no Reynolds Group Covered Person shall be liable to the limited liability company, the sole member, any other person or entity who or that has an interest in the limited liability company or any other Reynolds Group Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Reynolds Group Covered Person in good faith on behalf of the limited liability company and in a manner reasonably believed to be within the scope of the authority conferred on such Reynolds Group Covered Person by the limited liability company agreement, except that a Reynolds Group Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Reynolds Group Covered Person’s gross negligence or willful misconduct. Finally, Section 18 of each of the Pactiv Factoring LLC Agreement, the Pactiv RSA LLC Agreement, the Pactiv Retirement LLC Agreement, the Pactiv Management LLC Agreement, the Pactiv LLC Agreement, the Reynolds Consumer Products Holdings LLC Agreement, the Reynolds Packaging Holdings LLC Agreement and the SIG Holding USA, LLC Agreement provides that no Section 18 Covered Person shall be liable to the limited liability company, the sole member, any other person or entity who or that has an interest in the limited liability company or any other Pactiv LLC Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Section 18 Covered Person in good faith on behalf of the limited liability company and in a manner reasonably believed to be within the scope of the authority conferred on such Section 18 Covered Person by the limited liability company agreement, except that a Section 18 Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Section 18 Covered Person’s gross negligence or willful misconduct. Likewise, Section 18 of the GPC Holdings LLC Agreement provides that no Covered Person shall be liable to the limited liability company, the sole member, any other person or entity who or that has an interest in the limited liability company or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the limited liability company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by the limited liability company agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person’s gross negligence or willful misconduct.

In addition, Section 6.4 of each of the CSI Mexico LLC Agreement, the CSI Mexico Holdings LLC Agreement, the Reynolds Packaging LLC Agreement and the Reynolds Food LLC Agreement provides that to the extent permitted by applicable law, expenses (including reasonable attorneys’ fees, disbursements, fines and amounts paid in settlement) incurred by a Covered Person in defending any claim, demand, action, suit or proceeding relating to or arising out of the performance of his or her duties on behalf of the limited liability company may, from time to time and at the discretion of the board of directors of the limited liability company, be advanced by the limited liability company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the limited liability company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall ultimately be determined that the Covered Person is not entitled to be indemnified as authorized in Section 6.3 of such limited liability company agreement.

The Limited Liability Company Agreement of BCP/Graham Holdings L.L.C., dated as of December 12, 1997, is silent as to indemnification.

Louisiana Registrant

Statutory Provisions

The Louisiana Business Corporation Law (La. R.S. § 12:1 et seq.) (the “LBCL”) provides for both mandatory and discretionary indemnification of officers and directors. The discretionary rights are set forth in Section 83(A) of the LBCL, which provides as follows:

A corporation may indemnify any person who was or is a party or is threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another business, foreign or nonprofit corporation, partnership, joint venture, or other enterprise against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

La. R.S. § 12:83(A)(1). The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful. La. R.S. § 12:83(A)(3).

With respect to actions by or in the name of the corporation, the power of the corporation to indemnify is more limited. First, the indemnity shall be limited to expenses, including attorneys’ fees and amounts paid in settlement not exceeding the board of directors’ estimate of the expense of litigating the matter to conclusion. La. R.S. § 12:83(A)(2). Further, a person is not entitled to indemnity if he is found to be liable for willful or intentional misconduct in the performance of his duty, unless, in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 83(B) of the LBCL sets forth the mandatory indemnification rights of officers or directors in certain situations. It provides that a corporation shall indemnify any director, officer, employee or agent who has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding to which such person was a party because of his position with the corporation, or because he served at the request of the corporation as a director, officer, employee or agent of another business, foreign or nonprofit corporation, partnership, joint venture or otherwise. La. R.S. § 12:83(B). Also, under Section 83(D) of the LBCL, payment of expenses in advance of final disposition of an action can be authorized by the board without regard to whether participating board members are parties to the action, upon receipt by the subject of the advance of an “undertaking” to repay the advance to the corporation if it is ultimately determined that he is not entitled to otherwise be indemnified under Section 83.

The provisions of the LBCL regarding indemnification are not exclusive. In addition to indemnification and advancement of expenses under the statute, Section 83(E) permits indemnification or advancement of expenses “under any bylaw, agreement, authorization of shareholders or directors, regardless of whether directors authorizing such indemnification are beneficiaries thereof, or otherwise.” La. R.S. § 12:83(E). There is only one specific limitation on such provisions: no such measure “shall permit indemnification of any person for the results of such person’s willful or intentional misconduct.” Id. Section 83(F) of the LBCL also expressly empowers corporations to procure directors and officers liability insurance, commonly known as “D & O insurance.” La. R.S. § 12:83(F).

Bylaws

The issue of indemnification of officers and directors is addressed in Article VI of the Bylaws of Southern Plastics Inc. (the “Company”). Section 1 provides that every person who is or was a director, officer or employee of the Company or of any other company which such person serves or served at the request of the Company shall, if not prohibited by law, be indemnified by the Company against reasonable expense and any liability paid or incurred by such person in connection with or resulting from any claim in which such person is involved by reason of such person’s service to the Company. Section 3 mirrors Section 83(B) of the LBCL by providing for the reimbursement of any person who has been wholly successful, on the merits or otherwise, with respect to any claim. If a person is not wholly successful, Section 4 provides for a reimbursement for his reasonable expense and for any liability if a “Referee” (defined as independent counsel or other disinterested person selected by the directors) finds that such person acted in good faith, and with respect to any criminal matter, had no reasonable cause to believe the conduct of such person was unlawful. Section 6 provides that the rights set forth in Article VI are in addition to any other rights to which any eligible person may be otherwise entitled by contract or as a matter of law.

Minnesota Registrant

Ultra Pac, Inc. (“Ultra”) is incorporated under the laws of the State of Minnesota. Minnesota Statutes Section 302A.521 provides that a corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of such person against judgments, penalties, fines (including, without limitation excise taxes assessed against such person with respect to any employee benefit plan), settlements and reasonable expenses, including attorneys’ fees and disbursements, incurred by such person in connection with the proceeding, if, with respect to the acts or omissions of such person complained of in the proceeding, such person (1) has not been indemnified therefor by another organization or employee benefit plan; (2) acted in good faith; (3) received no improper personal benefit and Section 302A.255 (with respect to director conflicts of interest), if applicable, has been satisfied; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) reasonably believed that the conduct was in the best interests of the corporation in the case of acts or omissions in such person’s official capacity for the corporation or reasonably believed that the conduct was not opposed to the best interests of the corporation in the case of acts or omissions in such person’s official capacity for other organizations.

Article 7 of Ultra’s Restated Articles of Incorporation provides that a director shall not be personally liable to it or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability:

•	for any breach of the director’s duty of loyalty to Ultra or its shareholders;

•	or acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	under Sections 302A.559 (liability for illegal distributions) and 80A.23 (civil liabilities) of the Minnesota Statutes;

•	for any transactions from which the director derived any improper personal benefit; or

•	for any act or omission occurring prior to the date when Article 7 of Ultra’s articles became effective.

New Jersey Registrant

Indemnification of Officers and Directors

New Jersey Business Corporation Act

Newspring Industrial Corp. (“Newspring”) is incorporated under the laws of the State of New Jersey. The New Jersey Business Corporation Act, as amended (the “NJBCA”), provides that a New Jersey corporation has the power generally to indemnify its directors, officers, employees and other agents (“corporate agents”) against expenses and liabilities in connection with any proceeding involving such person by reason of his or her being or having been a corporate agent, other than a proceeding by or in the right of the corporation, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful.

In the case of an action brought by or in the right of the corporation, the corporation also has the power to indemnify its corporate agents against expenses in connection with any proceeding involving such person by reason of his or her being or having been a corporate agent, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; however, no indemnification is permitted in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the New Jersey Superior Court, or the court in which such proceeding was brought, shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to such indemnification.

Expenses incurred by a corporate agent in connection with a proceeding may, under certain circumstances, be paid by the corporation in advance of the final disposition of the proceeding as authorized by the board of directors.

The power to indemnify and advance expenses under the NJBCA does not exclude other rights to which a corporate agent may be entitled to under a certificate of incorporation, bylaw, agreement, vote of shareholders, or otherwise, provided that no indemnification is permitted to be made to or on behalf of such person if a judgment or other final adjudication adverse to such person establishes that his or her acts or omissions were in breach of his or her duty of loyalty to the corporation or its shareholders, were not in good faith or involved a violation of the law, or resulted in the receipt by such person of an improper personal benefit.

Under the NJBCA, a New Jersey corporation has the power to purchase and maintain insurance on behalf of any corporate agent against any expenses incurred in any proceeding and any liabilities asserted against him or her by reason of his or her being or having been a corporate agent, whether or not the corporation has the power to indemnify him or her against such expenses and liabilities under the NJBCA.

All of the foregoing powers of indemnification granted to a New Jersey corporation may be exercised by such corporation notwithstanding the absence of any provision in its certificate of incorporation or bylaws authorizing the exercise of such powers. However, a New Jersey corporation may, with certain limitations, provide in its certificate of incorporation that a director or officer shall not be personally liable, or shall be liable only to the extent therein provided, to the corporation or its shareholders for damages for breach of a duty owed to the corporation or its shareholders.

Reference is made to Sections 14A:3-5 and 14A:2-7(3) of the NJBCA in connection with the above summary of indemnification, insurance and limitation of liability in the State of New Jersey.

Newspring Industrial Corp. Organization Documents

Newspring’s Restated Certificate of Incorporation provides that to the fullest extent permitted by the NJBCA, no Newspring director or officer shall be personally liable to Newspring or its shareholders for damages for breach of any duty owed to Newspring or its shareholders, as a director or officer, except that a director or officer shall not be relieved from liability for any breach of duty based upon an act or omission:

(a) in breach of such person’s duty of loyalty to Newspring or its shareholders; (b) not in good faith or which involve a knowing violation of law; or (c) resulting in receipt by such person of an improper benefit.

Article VII of Newspring’s Amended and Restated By-Laws provides that:

Every person who is or was a director, officer, employee or agent of the Corporation shall be indemnified by the Corporation to the fullest extent allowed by law, including the indemnification permitted by N.J.S. 14A:3-5(8) and any successor statute, against all liabilities and expenses imposed upon or incurred by that person in connection with any pending, threatened or completed civil, criminal, administrative or arbitrative action, suit or proceeding (“Proceeding”) in which that person may be made, or threatened to be made, a party, or in which that person may become involved by reason of that person being or having been a director, officer, employee or agent of the Corporation or of serving or having served as a director, officer, employee or agent with any other enterprise at the request of the Corporation, whether or not that person is a director, officer, employee or agent or continues to serve the other enterprise at the time the liabilities or expenses are imposed or incurred. During the pendency of a Proceeding, the Corporation shall advance expenses from time to time as they are incurred, to any such present or former director, officer, employee or agent subject to the receipt by the Corporation of an undertaking of such person as required by law. Notwithstanding the foregoing, except as otherwise provided by law, the Corporation shall be required to indemnify a director, officer, employee or agent in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by such person was authorized by the board of directors.

North Carolina Registrant

BRPP, LLC is organized under the laws of the state of North Carolina. Section 57C-3-31 of the North Carolina Limited Liability Company Act (57C NCGS 1-01, et. seq.) (the “NC LLC Act”) provides that unless otherwise provided in the articles of organization or a written operating agreement, a North Carolina limited liability company: (1) must indemnify every manager, director and executive in respect of payments made and personal liabilities reasonably incurred by the manager, director and executive in the authorized conduct of its business or for the preservation of its business or property; and (2) shall indemnify a member, manager, director or executive who is wholly successful, on the merits or otherwise, in the defense or any proceeding to which the person was a party because the person is or was a member, manager, director or executive of the limited liability company against reasonable expenses incurred by the person in connection with the proceeding.

Section 57C-3-32(a) of the NC LLC Act provides that subject to limitations set forth in Section 57C-3-32(b) discussed below, the articles of organization or a written operating agreement may: (1) eliminate or limit the personal liability of a manager, director or executive for monetary damages for breach of any duty provided for in NCGS 57C-3-22 (other than liability under NCGS 57C-4-07); and (2) provide for indemnification of a manager, member, director or executive for judgments, settlements, penalties, fines or expenses incurred in a proceeding to which the member, manager, director or executive is a party because the person is or was a manager, member, director or executive.

Section 57C-3-32(b) limits the indemnification that may be provided by a limited liability company, in that it may not eliminate or indemnify against: (1) acts or omissions that the manager, director or executive knew at the time of the acts or omissions were clearly in conflict with the interests of the limited liability company; (2) any transaction from which the manager, director or executive derived an improper personal benefit; or (3) acts or omissions occurring prior to the date the provision became effective, provided that indemnification pursuant to Section 57C-3-32(a) may be provided if approved by all of the members.

In accordance with Section 57C-3-32 of the NC LLC Act, Article VI, Section 6.1 of the Operating Agreement of BRPP, LLC dated as of July 11, 2000 (the “BRPP Operating Agreement”) provides that BRPP, LLC shall indemnify its managers and members to the fullest extent permitted or required by the NC LLC Act, as the same may be amended from time to time, and BRPP, LLC may advance expenses incurred by its manager or member upon the approval of the manager and the receipt by BRPP, LLC of an undertaking by such manager or member to reimburse BRPP, LLC unless it is ultimately determined that such member or manager is entitled to be indemnified by BRPP, LLC against such expenses. BRPP, LLC is also authorized to indemnify its employees and other representatives or agents to the fullest extent permitted under the NC LLC Act or other applicable law, provided that the indemnification is first approved by the members owning a “majority in interest.” A “majority in interest” is defined as a combination of members who, in the aggregate, own more than fifty percent (50%) of the membership interests of BRPP, LLC.

Section 6.2 of the BRPP Operating Agreement goes on to provide that the indemnification provided under the BRPP Operating Agreement shall: (1) be deemed exclusive of any other rights to which a person seeking indemnification may entitled under any statute, agreement, vote of members or disinterested managers, or otherwise, both as to action in official capacities and as to action in another capacity while holding such office; (2) continue as to a person who ceases to be a manager or member; (3) inure to the benefit of the estate, heirs, executors, administrators or other successors of an indemnitee; and (4) not be deemed to create any rights for the benefit of any other person or entity.

Pennsylvania Registrant

Section 1741 of the Pennsylvania Business Corporation Law of 1988, as amended (the “BCL”), provides that, unless otherwise restricted in its bylaws, a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that such person is or was a representative of the corporation, or is or was serving at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 1742 of the BCL provides that, unless otherwise restricted in its bylaws, a corporation shall have the power to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a representative of the corporation or is or was serving at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of the action if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation.

Section 1743 of the BCL provides that, to the extent that a representative of a corporation has been successful on the merits or otherwise in defense of any action or proceeding referred to in Section 1741 or Section 1742 or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred in connection therewith.

Section 6.01 of Dopaco, Inc.’s bylaws provides that it shall indemnify, to the full extent permitted by the BCL and other applicable law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that (x) such person is or was serving or has agreed to serve as a director or officer of the corporation, or (y) such person, while serving as a director or officer of the corporation, is or was serving or has agreed to serve at the request of the corporation as a director, officer, employee, manager or agent of another corporation, partnership, joint venture, trust or other enterprise or (z) such person is or was serving or has agreed to serve at the request of the corporation as a director, officer or manager of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted by such person in such capacity, and who satisfies the applicable standard of conduct set forth in the BCL or other applicable law (i) in a proceeding other than a proceeding by or in the right of the corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person’s behalf in connection with such proceeding and any appeal therefrom, or (ii) in a proceeding by or in the right of the corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred by such person or on such person’s behalf in connection with the defense or settlement of such proceeding and any appeal therefrom. Section 6.01 further provides that, to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any proceeding referred to in the previous sentence, or in defense of any claim, issue or matter therein, such person shall be indemnified by the corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Australia Registrant

Prohibition on exemption from liability

Section 199A(1) of the Corporations Act 2001 (Cth) (“Corporations Act”) provides that a company, or a related body corporate, must not exempt a person (whether directly or through an interposed entity) from a liability to the company incurred as an officer or auditor of the company. The term “officer” is broadly defined in section 9 the Corporations Act and includes (among others) a director, secretary or other person who makes or participates in making decisions that affect the whole or a substantial part of the business of the corporation.

There are no exceptions to the prohibition on exemption from liability contained in section 199A(1). Pursuant to section 199C(2) of the Corporations Act, anything that purports to exempt a person from such liability is void.

Prohibition on indemnification (other than for legal costs)

Section 199A(2) of the Corporations Act provides that a company or a related body corporate must not indemnify a person (whether by agreement or by making a payment and whether directly or through an interposed entity) against any of the following liabilities incurred as an officer or auditor of the company:

•	a liability owed to the company or a related body corporate;

•	a liability for a pecuniary penalty order or a compensation order (made under the sections 1317G or 1317H and 1317HA of the Corporations Act respectively); and

•	a liability that is owed to someone other than the company or a related body corporate and did not arise out of conduct in good faith.

Prohibition on indemnification for legal costs

Section 199A(3) of the Corporations Act specifies circumstances where an indemnity for legal costs is prohibited. This section specifies that a company or related body corporate must not indemnify a person (whether by agreement or by making a payment and whether directly or through an interposed entity) against legal costs incurred in defending an action for a liability incurred as an officer or auditor of the company, if the costs are incurred:

•	in defending or resisting proceedings in which the person is found to have a liability for which they could not be indemnified pursuant to section 199A(2);

•	in defending or resisting criminal proceedings in which the person is found guilty;

•	in defending or resisting proceedings brought by the Australian Securities and Investments Commission (“ASIC”) or a liquidator for a court order if the grounds for making the order are found by the court to have been established; or

•	in connection with proceedings for relief to the person under the Corporations Act in which a court denies the relief.

Prohibition on payment of insurance premiums

Section 199B of the Corporations Act provides that a company or a related body corporate must not pay, or agree to pay, a premium for a contract insuring a person who is, or has been, an officer or auditor of the company against a liability (other than one for legal costs) arising out of:

•	conduct involving a willful breach of duty in relation to the company; or

•	a contravention of section 182 or 183 of the Corporations Act (which provisions prohibit an officer of a company from making improper use of information or improper use of position).

Pursuant to section 199C(2) of the Corporations Act, anything that purports to indemnify or insure a person against a liability, or exempt them from a liability, is void to the extent that it contravenes section 199A or 199B.

Constitution of Whakatane Mill Australia Pty Limited (“WMAPL”)

Clause 21.1(a) of the constitution of WMAPL provides that, to the extent permitted by the Corporations Act and subject to the Corporations Act, WMAPL will indemnify each officer, director and secretary or any person who has been an officer, director or secretary of WMAPL out of the assets of WMAPL against any liability, loss, damage, cost or expense incurred or to be incurred by the officer, director or secretary in or arising out of the proper performance of the officer’s, director’s or secretary’s duties (including, among other things, in defending any proceedings).

Clause 21.1(b) of the constitution of WMAPL clarifies that the indemnity provision in clause 21(a) is not intended to apply in relation to any liability in respect of which WMAPL must not give an indemnity and should be read down accordingly (if necessary). If an indemnity is provided that does not comply with the requirements of the Corporations Act or the Company’s constitution, it will be void.

Clause 21.3 of the constitution of WMAPL also provides that to the extent permitted by the Corporations Act and subject to the Corporations Act, WMAPL may pay any premium in respect of a contract of insurance for an officer, director or secretary or any person who has been an officer, director or secretary of WMAPL in respect of the liability suffered or incurred in or arising out of the conduct of any activity of WMPAL and the proper performance by the officer, director or secretary of any duty.

Canada Registrant

Each of Evergreen Packaging Canada Limited and Pactiv Canada Inc. is incorporated under the laws of the Province of Ontario, specifically the Business Corporation Act (Ontario) (the “OBCA”).

Under the OBCA, a corporation may indemnify its current or former directors or officers or another individual who acts or acted at that corporation’s request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of his or her association with the corporation or other entity. The OBCA also provides that a corporation may advance moneys to such individual for costs, charges and expenses reasonably incurred in connection with such a proceeding.

However, under the OBCA, a corporation shall not indemnify such individual, and any moneys previously advanced to such individual must be repaid, unless the individual:

1. acted honestly and in good faith with a view to the best interests of the corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the corporation’s request; and

2. in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that his or her conduct was lawful.

Notwithstanding the above, the OBCA provides that such individual is entitled to indemnity from the corporation if he or she was not judged by the court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done and the individual meets the criteria outlined in 1 and 2 above.

The OBCA also provides that the corporation may purchase and maintain insurance for the benefit of such individual against any liability incurred by the individual in the individual’s capacity as a director or officer of the corporation or in the individual’s capacity as a director or officer or similar capacity of another entity, if the individual acts or acted in that capacity at the corporation’s request.

Subject to the OBCA, the by-laws of each of Evergreen Packaging Canada Limited and Pactiv Canada Inc. require those corporations to indemnify a director or an officer, a former director or officer, or another individual who acts or acted at that corporation’s request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal or administrative, investigative or other proceeding in which the individual is involved because of that association with the corporation, or other entity.

The by-laws of Evergreen Packaging Canada Limited: (a) note that no individual may be indemnified, unless the individual (i) acted honestly and in good faith with a view to the best interests of the corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the applicable corporation’s request; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by monetary penalty, the individual had reasonable grounds for believing that the individual’s conduct was lawful; (b) require the corporation to advance moneys to an individual who qualifies for indemnification provided that if the indemnified individual does not meet requirements (i) and (ii) outlined above, the indemnified individual shall repay the moneys; (c) require the corporation to indemnify the individual in such other circumstances as the CBCA or other applicable law permits or requires; and (d) authorize the corporation to purchase and maintain insurance for the benefit of such individual, as the board may from time to time determine.

The by-laws of Pactiv Canada Inc.: (a) note that no individual may be indemnified, unless the individual (i) acted honestly and in good faith with a view to the best interests of the applicable corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the applicable corporation’s request; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by monetary penalty, the individual had reasonable grounds for believing that the individual’s conduct was lawful; (b) require the corporation to indemnify the individual in such other circumstances as the OBCA or other applicable law permits or requires; and (c) authorize those corporations to purchase insurance for the benefit of an above-mentioned individual, against any such liability.

British Virgin Islands Registrant

The BVI Business Companies Act, 2004 (the “Act”) provides, inter alia, that subject to section 132 (2) and its memorandum and articles, a company may indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings, any person who is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director of the company or who is or was at the request of the company, serving as a director of, or in any other capacity is or was acting for, another body corporate or a partnership, joint venture, trust or other enterprise.

Under the Memorandum and Articles of Association of CSI Latin American Holdings Corporation, indemnification is only possible where the person acted honestly and in good faith with a view to the best interests of the company, and in the case of criminal proceedings, the person has no reasonable cause to believe that the conduct was unlawful.

Japan Registrants

Article 330 of the Companies Act (Law No. 86 of 2005, as amended) (the “Companies Act”) stipulates that the relationship between a company and its directors, statutory auditors, executives and accounting auditor (“Officer(s)”) is subject to the provisions of Section 10, Chapter 2, Book III of the Civil Code (Law No. 89 of 1896, as amended) which effectively requires that:

(i) Closure Systems International Japan, Limited (CSIJ) and Closure Systems International Holdings K.K.(CSIH) (collectively, “Japanese Subsidiaries”, each of them, a “Japanese Subsidiary”) shall indemnify Officers of the respective Japanese Subsidiary for the necessary expenses incurred in performing their duties (“Expenses”) in advance upon the request from such Officer;

(ii) A Japanese Subsidiary shall reimburse Officers of the Japanese Subsidiaries for Expenses incurred and interest arising from those expenses from the day the costs were incurred;

(iii) A Japanese Subsidiary shall perform any obligation incurred by its Officers necessary for the administration of the Japanese Subsidiary (if the obligation is not yet due, the Japanese Subsidiary shall provide adequate security to the Officers); and

(iv) A Japanese Subsidiary shall indemnify an Officer of the Japanese Subsidiary for damages suffered by the Officer without any fault of the respective Officer in the course of the performance of their duty.

Under Article 388 of the Companies Act, a Japanese Subsidiary shall satisfy the claims of a statutory auditor, referred in (i) through (iii) above, unless the Japanese Subsidiary establishes that the relevant expense or obligation was not necessary for the performance of the statutory auditor’s duty.

Under Article 424 of the Companies Act, a Japanese Subsidiary may exempt an Officer from liability arising from the negligence of the Officer under Article 423 of the Companies Act (the “Liability”) with the consent of all shareholders of the Japanese Subsidiary.

Under Article 425 of the Companies Act, a Japanese Subsidiary may exempt an Officer from a certain part of Liability by the Japanese Subsidiary’s shareholder’s resolution if such Liability is not a result of the willful misconduct or gross negligence of the Officer.

Under Article 426 of the Companies Act, a company may exempt an Officer from a certain part of Liability by the resolution of the board of directors of the company (in the case the company does not have a board of directors, a majority of directors) if such Liability is not a result of the willful misconduct or gross negligence of the Officer. This is restricted to where the articles of incorporation of the company contain a provision which permits such limitation. However, the articles of incorporation of both Japanese Subsidiaries do not contain such a provision; thus, this exemption does not apply to Officers of the Japanese Subsidiaries at this stage.

Under Article 427 of the Companies Act, a company may enter into a contract with an outside director, outside statutory auditor or an accounting auditor (“Outside Officer”) pursuant to which the company shall exempt the Outside Officer from a certain part of Liability if (i) such Liability is not a result of the willful misconduct or gross negligence of the Outside Officer and (ii) the articles of incorporation of the company have a provision which permits such a contract. However, the articles of incorporation of CSIH do not contain such a provision, and although the articles of incorporation of CSIJ do contain such a provision, there are no outside directors or outside statutory auditors in CSIJ; thus, this exemption does not apply to Officers of the Japanese Subsidiaries at this stage.

New Zealand Registrants

Section 162 of the Companies Act 1993 (NZ) provides that a company may provide insurance and indemnities for certain liabilities of directors or employees of a company or a related company if specifically authorized by the constitution of that company. More specifically, a company may, if expressly authorized by its constitution, indemnify a director or employee of the company or a related company:

•	for costs incurred in a proceeding relating to the director’s or employee’s actions or omissions in which judgment is given in his or her favour, or in which he or she is acquitted, or which is discontinued; or

•	in respect of liability to any person other than the company or a related company for an act or omission in his or her capacity as a director or employee or for costs incurred in defending or settling a claim or proceeding relating to such liability (whether or not the defence is successful), provided that such liability is not criminal liability, or, in the case of a director, liability for breach of the duty to act in good faith and in the best interests of the company or related company, or in relation to an employee, for breach of any fiduciary duty owed to the company or a related company.

A company may, if authorized by the constitution and board of directors of that company, effect insurance in respect of liability for any act or omission of a director or employee, or costs incurred in defending or settling a claim or proceeding relating to such liability, provided that such liability is not criminal liability. Insurance may also be effected in relation to costs incurred in defending a criminal claim that has been brought against the director or employee in relation to an act or omission in his or her capacity as director or employee, where he or she is acquitted.

The constitution of each of Reynolds Group Holdings Limited (“RGHL”) and Whakatane Mill Limited (“WML”) provides that every director of the company shall be indemnified, and that the company may indemnify any employee, director or related company in respect of any liability or costs referred to in sections 162(3) and 162(4) of the Companies Act 1993 (NZ). The constitution of each of RGHL and WML also provides that the company may arrange insurance for a director or employee of the company, or for a related company.

If an indemnity is provided or any insurance effected for any director or employee of a company or related company, the particulars of such indemnity or insurance must be entered into the interests register of the company providing the indemnity or effecting the insurance.

An indemnity provided that does not comply with the requirements of the Companies Act 1993 (NZ) or the relevant company’s constitution is void.

In addition, the directors who vote in favour of the provision of insurance must sign a certificate stating that, in their opinion, the cost of the insurance is fair to the company.

Germany Registrants

(a) SIG Euro Holding AG & Co. KGaA is organized as partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of Federal Republic of Germany.

Under German law, the members of the supervisory board (Aufsichtsrat) as well as the members of the board of directors (Verwaltungsrat) of the general partner (Komplementär) of SIG Euro Holding AG & Co. KGaA may be entitled to indemnity for payments made by them due to liability to third parties, provided that the respective supervisory board member or the respective board member of the board of directors of the general partner of SIG Euro Holding AG & Co. KGaA has not breached any of his duties owed to the company. Third parties may contractually commit to indemnify the supervisory board members as well as the members of the board of directors of the general partner of SIG Euro Holding AG & Co. KGaA in advance. However, such prior commitment to indemnification is subject to the general limitations of contract law according to which indemnification for willful (vorsätzliche) breaches of duty is void. Whether prior arrangements providing for indemnification in case of gross negligence are valid and legally enforceable is disputed. The members of the supervisory board and the members of the board of directors of the general partner of SIG Euro Holding AG & Co. KGaA have each been provided with an indemnification letter from Rank Group Limited, providing for indemnification in connection with the RGHL Transaction under certain circumstances.

Under German corporation law, SIG Euro Holding AG & Co. KGaA may only waive or settle a damage claim against its supervisory board members or the members of the board of directors of its general partner three years after the claim has arisen, provided that the general meeting consents thereto and no shareholders whose aggregate holdings amount to at least one-tenth of the share capital record an objection in the minutes. The foregoing time limit does not apply if the person liable for damages is insolvent and enters into an agreement with his creditors to avoid the commencement of insolvency proceedings or if the liability is dealt with in an insolvency plan.

All Director and Officer insurance is subject to the mandatory restrictions imposed by German law.

(b) Each of Closure Systems International Holdings (Germany) GmbH, Closure Systems International Deutschland GmbH, SIG Beverages Germany GmbH, SIG Combibloc Holding GmbH, SIG Combibloc Systems GmbH, SIG Combibloc GmbH, SIG Combibloc Zerspanungstechnik GmbH, SIG Information Technology GmbH, SIG International Services GmbH, SIG Beteiligungs GmbH, Pactiv Deutschland Holdinggesellschaft mbH, Omni-Pac GmbH Verpackungsmittel and Omni-Pac Ekco GmbH Verpackungsmittel is organized as limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of Federal Republic of Germany (together the “German Entities”).

Under German law, the managing director (Geschäftsführer) of a (German) limited liability company may be entitled to indemnity for payments made due to liability to third parties, provided that the managing director has not breached any of his duties owed to the company. A limited liability company (or a third party) may contractually commit to indemnify its managing directors in advance. However, such prior commitment to indemnification is subject to the general limitations of contract law according to which indemnification for willful (vorsätzliche) breaches of duty is void. Whether prior arrangements providing for indemnification in case of gross negligence are valid and legally enforceable is disputed.

It is generally in the discretion of the shareholders of a German limited liability company to waive the company’s claims against its managing directors based on their breaches of duties. The company’s claims against a managing director based on the breach of his duty to comply with capital maintenance or capital increase requirements or to file for insolvency without undue delay (Sections 64, 43, 30, 33, 9b of the German Limited Liability Company Act) cannot be waived by the shareholders, provided that the compensation of damages is required to discharge liabilities owed to the company’s creditors.

All Director and Officer insurance is subject to the mandatory restrictions imposed by German law.

Mexico Registrants

Each of Grupo CSI de México, S. de R.L. de C.V., CSI en Ensenada, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI Tecniservicio, S. de R.L. de C.V., Bienes Industriales del Norte, S.A. de C.V., Técnicos de Tapas Innovativas, S.A. de C.V., Evergreen Packaging México, S. de R.L. de C.V., Reynolds Metals Company de México, S. de R.L. de C.V., Pactiv Foodservice Mexico, S. de R.L. de C.V., Grupo Corporativo Jaguar, S.A. de C.V., Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V. and Pactiv México, S. de R.L. de C.V., is incorporated in Mexico under the General Law of Commercial Companies (“Ley General de Sociedades Mercantiles”) (the “GLCC”). The GLCC is mute on commercial companies providing indemnification to their directors, officers or agents. Likewise, the charter/by-laws of such Mexican entities contain no provision on indemnification to their directors, officers or agents. However, resolutions adopted in 2009 and/or 2010 and/or 2011 by the shareholders of each of such Mexican companies approved that the company shall indemnify the attorneys-in-fact named therein against any liability, loss, costs, charges or expenses arising from the exercise of the powers of attorney granted to them under such resolutions, which powers of attorney pertain, inter alia, to the transactions subject matter of this Registration Statement.

Switzerland Registrants

Neither Swiss statutory law nor any of the articles of association or organizational regulations of each of SIG Combibloc Group AG, SIG Technology AG, SIG allCap AG, SIG Combibloc (Schweiz) AG, SIG

Schweizerische Industrie-Gesellschaft AG, SIG Combibloc Procurement AG and SIG Reinag AG contain any specific provision regarding the indemnification of directors and officers.

According to Swiss law, a corporation, under certain circumstances, may, or may be required to indemnify its directors and officers against losses and expenses incurred by them in the execution of their duties, unless the losses and expenses arise from the directors’ or officers’ negligence or willful misconduct.

United Kingdom Registrants

The Companies Act 2006 (the “Act”)

The Act provides that any provision that purports to exempt a director of a company (to any extent) from liability for negligence, default, breach of duty or breach of trust in relation to the company is void (section 232(1)).

Furthermore, the Act provides that any provision by which a company directly or indirectly provides an indemnity (to any extent) for a director of the company or of an associated company (as defined in section 256 of the Act, an “Associated Company”) for such liability is also void save as expressly provided by the Act (section 232(2)).

The Act expressly permits indemnification of a director where (a) the company or an Associated Company purchases insurance against any such liability for a director of the company or of an Associated Company (section 233 of the Act); (b) the indemnity is a “qualifying third party indemnity provision” as defined in section 234 of the Act; or (c) the indemnity is a “qualifying pension scheme indemnity provision” as defined in section 235 of the Act.

A qualifying third party indemnity provision may cover liability incurred by a director to any person other than the company or an Associated Company. Such provision, however, may not provide indemnity against (a) a fine imposed in criminal proceedings; (b) a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising); (c) any liability incurred by the director in defending criminal proceedings in which he is convicted; (d) the defence costs of civil proceedings successfully brought against the director by the company or an Associated Company; or (e) the costs of unsuccessful application by the director for relief under section 661(3) or (4) of the Act (power of the court to grant relief in case of acquisition of shares by innocent nominee) or section 1157 of the Act (power of the court to grant relief in case of honest and reasonable conduct).

A qualifying pension scheme indemnity provision is a provision indemnifying a director of a company that is a trustee of an occupational pension scheme against liability incurred in connection with the company’s activities as trustee of the scheme. Such provision may not provide indemnity against (a) a fine imposed in criminal proceedings; (b) a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising); or (c) any liability incurred by the director in defending criminal proceedings in which he is convicted.

Articles of Association

Reynolds Subco (UK) Limited

The Articles of Association of Reynolds Subco (UK) Limited provide that the directors of the company may make payments towards policies of insurance (including insurance against negligence or breach of duty to the company by such person further described in this paragraph) for the benefit of or in respect of any person who is or was at any time director or officer of the company or of any company which is a subsidiary of the company, or is allied to or associated with the company or with any such subsidiary (and for the benefit of the wives, husbands, widows, widowers, families and dependents of any such person) (Article 77(c) of the Articles of Association of Reynolds Subco (UK) Limited).

In addition, the Articles of Association of Reynolds Subco (UK) Limited provide that, subject to the provisions of the Act, every director or other officer of the company or person acting as an alternate director shall be entitled to be indemnified out of the assets of the company against all costs, charges, expenses, losses or liabilities which he may sustain or incur in or about the execution of his duties to the company or otherwise in relation thereto (Article 106 of the Articles of Association of Reynolds Subco (UK) Limited).

Closure Systems International (UK) Limited (“CSI UK”) and Reynolds Consumer Products (UK) Limited (“RCP UK”)

The Articles of Association of CSI UK and RCP UK respectively provide that the directors of the company may purchase and maintain for any director or officer of the company or any director of an Associated Company, insurance against any liability incurred by him in connection with any negligence, default, breach of duty or breach of trust by him in relation to the company or otherwise in connection with his duties, powers or office (Article 12.1(a) of the Articles of Association of each of CSI UK and RCP UK).

In addition, the Articles of Association of each of CSI UK and RCP UK provide that every director and officer of the company shall be indemnified out of the assets of the company against any loss or liability incurred by him in defending any proceedings in which judgment is given in his favour or in which he is acquitted or in connection with any application in which relief is granted to him by the court from any liability incurred by him in connection with any negligence, default, breach of duty or breach of trust by him in relation to the company or otherwise in connection with his duties, powers or office (Article 12.1(b) of the Articles of Association of each of CSI UK and RCP UK).

SIG Combibloc Limited

The Articles of Association of SIG Combibloc Limited provide that, subject to the provisions of the Act, every director or other officer of the company shall be indemnified out of the assets of the company against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted or in connection with any application in which relief is granted to him by the court from liability for negligence, default, breach of duty or breach of trust in relation to the affairs of the company (Regulation 118 Companies Act 1985 Table A).

SIG Holdings (UK) Limited

The Articles of Association of SIG Holdings (UK) Limited provide that, subject to the provisions of the Act, every director or other officer of the company shall be indemnified out of the assets of the company against losses and liabilities which he incurs otherwise than as a result of his own negligence or default, in connection with the performance of his duties as such and against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or where the proceedings are withdrawn or settled on terms which do not include a finding or admission of a material breach of duty by him or in which he is acquitted or in connection with any application in which relief is granted to him by the court from liability for negligence, default, breach of duty or breach of trust in relation to the affairs of the company (Regulation 118 Companies Act 1985 Table A as amended by Article 28 of the Articles of Association of SIG Holdings (UK) Limited).

In addition, the Articles of Association of SIG Holdings (UK) Limited provide that, subject to the provisions of the Act and with the approval of the parent company of SIG Holdings (UK) Limited, the directors may purchase and maintain insurance at the expense of the company for the benefit of the directors or other officers against liability which attaches to them or loss or expenditure which they incur in relation to anything done or omitted or alleged to have been done or omitted as directors or officers (Article 28 of the Articles of Association of SIG Holdings (UK) Limited).

Kama Europe Limited (“Kama”) and Ivex Holdings, Ltd. (“Ivex”)

The Articles of Association of Kama and Ivex respectively provide that, subject to the provisions of the Act, every director and officer of the company shall be indemnified out of the assets of the company against all losses and liabilities which he may sustain or incur in or about the execution of the duties of his office or otherwise in relation thereto, including any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted or in connection with any application in which relief is granted to him by the court, and no director or officer shall be liable for any loss, damage or misfortune which may happen to or be incurred by the company in the execution of his office or in relation thereto. This Article shall only have effect in so far as its provisions are not avoided by Section 310 of the Act (Article 13(a) of the Articles of Association of each of Kama and Ivex).

In addition, the directors of each of Kama and Ivex shall have the power to purchase and maintain for any director or officer of the company insurance against any such liability as is referred to in Section 310(1) of the Act (Article 13(b) of the Articles of Association of each of Kama and Ivex).

The Baldwin Group Limited (“BGL”), Omni-Pac U.K. Limited (“Omni”) and J. & W. Baldwin (Holdings) Limited (“BHL”)

The Articles of Association of BGL, Omni and BHL respectively provide that, as provided below, a director of the company or an associated company may be indemnified out of the company’s assets against (a) any liability incurred by that director in connection with any negligence, default, breach of duty or breach of trust in relation to the company or an associated company, (b) any liability incurred by that director in connection with the activities of the company or an associated company in its capacity as a trustee of an occupational pension scheme (as defined in section 235(6) of the Companies Act 2006), and/or (c) any other liability incurred by that director as an officer of the company or an associated company. This article does not authorize any indemnity which would be prohibited or rendered void by any provision of the Companies Acts or by any other provision of law. In this article, (x) companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate, and (y) a “relevant director” means any director or former director of the company or an associated company. (Article 52 of the model articles for private companies limited by shares contained in Schedule 1 of the Companies (Model Articles) Regulations 2008 (SI 2008/3229)).

In addition, the Articles of Association of BGL, Omni and BHL respectively provide that the directors may decide to purchase and maintain insurance, at the expense of the company, for the benefit of any relevant director in respect of any relevant loss. In this article, (a) a “relevant director” means any director or former director of the company or an associated company,(b) a “relevant loss” means any loss or liability which has been or may be incurred by a relevant director in connection with that director’s duties or powers in relation to the company, any associated company or any pension fund or employees’ share scheme of the company or associated company, and (c) companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate. (Article 53 of the model articles for private companies limited by shares contained in Schedule 1 of the Companies (Model Articles) Regulations 2008 (SI 2008/3229)).

In addition, the Articles of Association of BGL, Omni and BHL respectively provide that an alternate director may be indemnified by the Company to the same extent as his appointor. (Article 11.5 of the Articles of Association of each of BGL, Omni and BHL).

Netherlands Registrants

Closures Systems International B.V., Reynolds Consumer Products International B.V., Evergreen Packaging International B.V. and Reynolds Packaging International B.V. are each incorporated under the laws of The Netherlands. Under Dutch law the following applies with respect to the liability of members of the managing board and possible indemnification by Closures Systems International B.V., Reynolds Consumer Products International B.V., Evergreen Packaging International B.V. and Reynolds Packaging International B.V.

As a general rule, members of the managing board are not liable for obligations incurred by or on behalf of the company. Under certain circumstances, however, members of the managing board may be liable to the company for damages in the event of improper or negligent performance of their duties. They may be jointly and severally liable for damages to the company and to third parties for infringement of the articles of association or of certain provisions of the Dutch Civil Code. In certain circumstances, members of the managing board may also incur additional specific civil and criminal liabilities.

With respect to their liability with respect to the company the following applies. As a general rule, each director of the managing board must properly perform the duties assigned to him or her. Failure of a director in his duties does not automatically lead to liability. Liability is only incurred in case of severe reproach. The liability of directors towards the company can be waived by a discharge (décharge). Discharge is generally granted by the general meeting of shareholders. Such discharge in principle only releases directors from liability for actions which have been disclosed at or to the general meeting of shareholders or which appear from the annual accounts. A discharge does not affect the liability of the directors towards third parties or their liability to any trustee in bankruptcy.

With respect to directors’ liability with respect to third parties, there are various statutory grounds pursuant to which a director of the managing board may be held liable, such as specific liability in bankruptcy, liability for tax debts, social security contributions and contributions to mandatory pension funds, liability based on tort, liability for misrepresentation in annual accounts and personal liability of directors under Dutch criminal law (including economic offenses).

Luxembourg Registrants

Beverage Packaging Holdings (Luxembourg) I S.A. and Reynolds Group Issuer (Luxembourg) S.A. are both public limited liability companies (sociétés anonymes) incorporated under the laws of the Grand Duchy of Luxembourg. Beverage Packaging Holdings (Luxembourg) III S.à r.l. and Evergreen Packaging (Luxembourg) S.à r.l. are private limited liability companies (sociétés à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg.

Beverage Packaging Holdings (Luxembourg) I S.A. has a two-tier structure composed of a management board (directoire) and of a supervisory board (conseil de surveillance) whereas Reynolds Group Issuer (Luxembourg) S.A. has a one-tier structure composed of a board of directors.

Articles 59 § 1, 60bis-10 § 1 and 60bis-16 § 1 of the Luxembourg law on commercial companies dated August 10, 1915, as amended (the “Corporate Law”) provides that a director, a management board member and a supervisory board member of a public limited liability company are personally and individually liable towards the company for wrongful acts committed by each of them personally in the course of their management or supervision, when applicable, of the company’s affairs. Pursuant to articles 59 § 2, 60bis-10 § 2 and 60bis-16 § 2 of the Corporate Law, third parties (e.g., creditors, insolvency receiver) also have the right to act against directors, management board members and supervisory board members who have acted wrongfully if the fault of the director, management board member and/or the supervisory board member consists in a breach of the Corporate Law (e.g., failure to convene the annual general meeting of shareholders, to publish the annual accounts, etc.) or in a breach of the articles of association of the company (e.g., by undertaking an action not permitted by the corporate purpose of the company). These provisions also apply to managers of private limited liability companies.

Further, an action for liability may also lie against one or several directors/management board members/supervisory board members/managers by the company or third parties on the basis of the rules of general civil liability (articles 1382 and 1383 of the Luxembourg civil code).

In certain cases, acts which imply civil liability may also be the basis of the criminal offences, such as forgery or breach of trust, as provided for by the Luxembourg criminal code. Finally, the Corporate Law provides for specific criminal offences applicable to company directors/management board members/supervisory board members/managers.

The liability of directors/management board members/supervisory board members of public limited liability companies and managers of private limited liability companies is generally considered to be a matter of public policy (“ordre public”) irrespective of whether such liability is engaged towards the company or towards third parties. It is likely that Luxembourg courts would not admit exclusion on directors’/management board members’/supervisory board members’/managers’ liability by contract or through the company’s constitutional documents.

Luxembourg law does not contain any specific provision regarding the indemnification of directors/management board members/supervisory board members/managers and officers. Nothing prohibits the directors/management board members/supervisory board members/managers of the company from entering into an insurance contract covering the liability directors/management board members/supervisory board members/managers may incur in their capacity as such. The company can also validly agree to indemnify its directors/management board members/supervisory board members/managers against the consequences of liability actions brought by third parties, to the extent that such indemnification agreement does not cover willful acts or gross negligence.

The articles of incorporation of Beverage Packaging Holdings (Luxembourg) I S.A. contain the following indemnification provision for its directors and officers:

“The Company may indemnify any member of the Board of Management or officer and his heirs, executors and administrators, against expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a member of the Board of Management or officer of the Company or, at his request, of any other corporation of which the Company is a shareholder or creditor and from which he is not entitled to be indemnified, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for gross negligence or misconduct. In the event of a settlement, indemnification shall be provided only in connection with such matters covered by the settlement as to which the Company is advised by counsel that the person to be indemnified did not commit such a breach of duty. The foregoing right of indemnification shall not exclude other rights to which he may be entitled.”

The articles of association of Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) III S.à r.l. and Evergreen Packaging (Luxembourg) S.à r.l. are silent as to the issue of indemnification of their directors/managers and officers.

Guernsey Registrant

SIG Asset Holdings Limited (the “Guernsey Company”) is a non-cellular company limited by shares incorporated and registered under the laws of the Island of Guernsey.

The Companies (Guernsey) Law, 2008, as amended (the “Law”)

The Law states that any provision in a company’s memorandum, articles, in any contract or otherwise that purports to exempt a director of a company (to any extent) from any liability that would otherwise attach to him in connection with any negligence, default, breach of duty or breach of trust in relation to that company is void (section 157(1)).

Furthermore, the Law provides that any provision by which a company directly or indirectly provides an indemnity (to any extent) for a director of the company, or an associated company, against any liability attaching to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a director shall be void (section 157(2)), save as expressly permitted by the Law.

The Law expressly permits indemnification against liability incurred by a director to a person other than the company or an associated company (a third party indemnity provision). Such provision however may not provide any indemnity against:

1. any liability of the director to pay:

a. a fine imposed in criminal proceedings;

b. a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising), or

2. any liability incurred by the director:

a. in defending criminal proceedings in which he is convicted,

b. in defending civil proceedings brought by the company, or an associated company, in which judgment is given against him, or

c. in connection with an application for relief from liability for officers under section 522 of the Law in which the Court refuses to grant him relief.

In addition, the Law allows a company to purchase and maintain insurance against any liability in connection with any negligence, default, breach of duty or breach of trust for a director of the company or an associated company.

Articles of Incorporation of the Guernsey Company (the “Articles”)

Article 25 of the Articles provides that without prejudice to Article 37 the directors of the Guernsey Company have the power to purchase and maintain insurance for or for the benefit of any persons who are or were at any time directors, officers or employees of the Guernsey Company, or of any other company which is its holding company or in which the Guernsey Company or such holding company or any of the predecessors of the Guernsey Company or of such holding company has any interest whether direct or indirect or which is in any way allied to or associated with the Guernsey Company, or of any subsidiary undertaking of the Guernsey Company or of any such other company, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported execution and/or discharge of their duties and/or the exercise or purported exercise of their powers and/or otherwise in relation to or in connection with their duties, powers or offices in relation to the Guernsey Company or any other such company or subsidiary undertaking.

Article 37 of the Articles provides that the directors, secretary and other officers or servants or agents for the time being of the Guernsey Company are to be indemnified out of the assets of the Guernsey Company from and against all actions, costs, charges, losses, damages and expenses in respect of which they may lawfully be indemnified which they or any of them shall or may incur or sustain by reason of any contract entered into or any act done, concurred in, or omitted, in or about the execution of their duty or supposed duty or in relation thereto, except such (if any) as they shall incur or sustain by or through their own willful act, negligence or default respectively. This Article also provides that none of them will be answerable for the acts, receipts, negligence or defaults of the other or others of them, or for joining in any receipt for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Guernsey Company shall or may be lodged or deposited for safe custody, or for any bankers, brokers, or other persons into whose hands any money or assets of the Guernsey Company may come, or for any defect of title of the Guernsey Company to any property purchased, or for the insufficiency or deficiency or defect of title of the Guernsey Company, to any security upon which any moneys of the Guernsey Company shall be invested, or for any loss or damage occasioned by an error of judgment or oversight on their part, or for any other loss, damage or misfortune whatsoever which happens in the execution of their respective offices or in relation thereto, except if the same shall happen by or through their own willful act, negligence or default respectively.

Hong Kong Registrants

Each of Closure Systems International (Hong Kong) Limited, SIG Combibloc Limited and Evergreen Packaging (Hong Kong) Limited is incorporated under the laws of Hong Kong.

Section 165 of the Companies Ordinance of Hong Kong, Cap 32 (the “CO”) declares void any provision in the articles of a company or in any contract with the company with the purpose of exempting any officer of the company (including a director) from, or indemnifying him against, any liability to the company or a related company that, by virtue of any rule of law, would otherwise attach to him in respect of any negligence, default, breach of duty or breach of trust. A company may, however, indemnify any officer of the company against any liability incurred by him in defending any civil or criminal proceedings in which judgment is given in his favour, in which he is acquitted or in connection with a successful application for relief under section 358 of the CO .

Section 165 of the CO further provides that a company may however purchase and maintain for any officer:

(a) insurance against any liability to the company or any other party in respect of negligence, default, breach of duty or breach of trust (save for fraud) of which he may be guilty in relation to the company or a related company; and

(b) insurance against any liability incurred by him in defending any proceedings, whether civil or criminal, taken against him for any negligence, default, breach of duty or breach of trust (including fraud) of which he may be guilty in relation to the company or a related company.

In accordance with the CO, the Articles of Association of Closure Systems International (Hong Kong) Limited, SIG Combibloc Limited and Evergreen Packaging (Hong Kong) Limited provide that each of the companies may:

(a) indemnify any officer of the company against (and, in the case of SIG Combibloc Limited, that each officer of the company shall be indemnified out of the assets of the company against) any liability incurred by him in relation to the company or a related company in defending any civil or criminal proceedings in which judgment is given in his favour, in which he is acquitted or in connection with any successful application under section 358 of the CO;

(b) purchase and maintain for any officer of the company insurance against liability to the company, a related company or any other party in respect of any negligence, default, breach of duty or breach of trust (but not fraud) of which he may be guilty in relation to the company or a related company; and

(c) purchase and maintain for any officer of the company insurance against liability incurred by him in defending any civil or criminal proceedings taken against him for any negligence, default, breach of duty or breach of trust (including fraud) of which he may be guilty in relation to the company or a related company.

In addition, the Articles of Association of Closure Systems International (Hong Kong) Limited and Evergreen Packaging (Hong Kong) Limited provide that, subject to section 165 of the CO, if any director and/or other person shall become personally liable for the payment of any sum primarily due from the company, the directors may execute or cause to be executed any mortgage, charge, or security over or affecting the whole or any part of the assets of the company by way of indemnity to secure the director and/or person so becoming liable as aforesaid from any loss in respect of such liability.

Brazil Registrants

Closure Systems International (Brazil) Sistemas de Vedação Ltda. (“CSI Brazil”), SIG Combibloc do Brasil Ltda. (“SIG Combibloc”) and SIG Beverages Brasil Ltda. (“SIG Beverages”) are incorporated as limited liability companies under the laws of Brazil.

Organizational Documents

The articles of association and other organizational documents of CSI Brazil, SIG Combibloc and SIG Beverages do not include any provision in the sense that the managers or attorneys of each company are insured or indemnified in any manner against liability which any of them may incur in his/her capacity as such.

There are, however, quotaholders’ resolutions of CSI Brazil, SIG Combibloc and SIG Beverages, whereby their quotaholders: (i) Closure Systems International B.V. and Closure Systems International Holdings, Inc.; (ii) SIG Austria Holding GmbH and SIG Combibloc S.A.; and (iii) SIG Euro Holding AG & Co. KGaA and SIG Beverages Germany GmbH, respectively, ordered specific managers of the companies (“Managers”), as well as any attorneys-in-fact duly appointed by these Managers for such purpose (“Attorneys”) to execute certain documents in connection with the transactions described below:

a) CSI Brazil: (i) quotaholders’ resolution executed on January 21, 2009, authorizing the execution of documents pertaining to Project Apple, (ii) quotaholders’ resolution executed on October 17, 2009, authorizing the execution of documents pertaining to the RGHL Transaction, (iii) quotaholders’ resolution executed on October 26, 2009, ratifying and authorizing the execution of documents within the RGHL Transaction with an increased indebtedness, (iv) quotaholders’ resolution executed on April 29, 2010 authorizing the execution of documents pertaining to the Evergreen Transaction, and (v) quotaholders’ resolution executed on September 23, 2010 authorizing the execution of documents pertaining to the Pactiv Transaction;

b) SIG Combibloc: (i) quotaholders’ resolution executed on March 26, 2010, authorizing the execution of documents pertaining to the RGHL Transaction, and (ii) quotaholders’ resolution executed on September 22, 2010 authorizing the execution of documents pertaining to the Pactiv Transaction; and

c) SIG Beverages: (i) quotaholders’ resolution executed on March 29, 2010, authorizing the execution of documents pertaining to the RGHL Transaction, and (ii) quotaholders’ resolution executed on September 22, 2010 authorizing the execution of documents pertaining to the Pactiv Transaction.

As a consequence of such determinations, the quotaholders of CSI Brazil, SIG Combibloc and SIG Beverages specifically release the Managers and/or the Attorneys, through such quotaholders’ resolutions, from any liabilities resulting from any claims, suits, complaints and any other types of liabilities that could be brought against the Managers and/or the Attorneys as a result of the execution of the documents therein ordered to be executed.

Statutory Provisions

Please note that according to the articles of association of CSI Brazil and SIG Beverages, in the omission of the laws applicable to limited liability companies and of the companies’ articles of association, the law applicable to corporations, Law No. 6,404/76 (“Law of Corporations”), shall apply. Regarding SIG Combibloc, since its articles of association do not provide for the applicability of the Law of Corporations, it is governed by the rules applicable to limited liability companies (sociedades limitadas) complemented by the rules applicable to partnerships (sociedades simples), both contained in the Brazilian Civil Code (Law No. 10,406, dated January 10, 2002), pursuant to Article 1,053, sole paragraph of the same Code.

The provisions set forth both in the Brazilian Civil Code (article 1,016) and in the Law of Corporations (article 158) establish, as a general rule, that the managers of limited liability companies are not liable for the acts performed on behalf of the company, but are liable for any damage resulting from willful misconduct or malicious intent (dolo) in relation to their duties and from acts performed negligently (culpa strictu sensu).

Please note that in case of acts performed in violation of the law or of the company’s articles of association, the liability of the manager is strict (responsabilidade objetiva), regardless of the managers’ malicious intent or negligent behavior. It is also worth mentioning that the liability of the managers may be repelled in the following hypotheses: (i) cases of force majeure or acts of God; or (ii) evidence that the manager acted in good faith and in accordance with the interests of the company (Article 159, Paragraph 6, of Law No. 6,404/76).

Costa Rica Registrant

According to section 91 of the Costa Rican Code of Commerce (“CR Code of Commerce”), the Manager or Submanager can only delegate its powers when the bylaws expressly authorize them to delegate them. Otherwise, the person that delegates the powers will be liable. According to section 92 of the CR Code of Commerce, the Manager or Managers of a Limited Liability Company shall be personally liable towards CSI Closure Systems Manufacturing de Centro America, S.R.L. (the “Costa Rican Registrant”) and third parties, if their actions breach their mandate, are illegal or against the bylaws of the Costa Rican Registrant. Moreover, according to article 100 of the CR Code of Commerce, the managers are personally liable for any distribution of dividends not based on net realized earnings or exceeding such amount.

The CR Code of Commerce does not explicitly address the issue whether or not a company may eliminate or limit the Manager or Managers liability to the company. Nevertheless, please be advised that the Manager or Managers of the Costa Rican Registrant may be released of liability while executing actions ordered by the quota holders, if such actions are not illegal or do not breach the terms of the mandate or the bylaws.

Austria Registrant

(a) Each of SIG Austria Holding GmbH and SIG Combibloc GmbH is organized as a limited liability company under the laws of the Republic of Austria.

Under Austrian corporate law, an Austrian limited liability company (Gesellschaft mit beschränkter Haftung, GmbH) is represented by its managing director(s) (Geschäftsführer), a statutory corporate body, and/or its authorized representatives (Prokuristen), who are optional attorneys-in-fact with their power of representation governed by statutory Austrian law.

A managing director who is acting on behalf of the GmbH and who violates the standard of care of a prudent and conscientious business man (Sorgfalt eines ordentlichen und gewissenhaften Geschäftsmannes) or other statutory provisions, in principle, can only be held liable for damages by the GmbH. Direct claims of third parties against a managing director acting on behalf of the GmbH may only be filed (with success) if the managing director negligently violated certain statutory duties owed towards those third parties.

A GmbH may indemnify a managing director unless (in principle) (i) the managing director has acted with gross negligence (grobe Fahrlässigkeit) or willful misconduct (Vorsatz), (ii) creditors of the GmbH cannot satisfy their claims against the GmbH (due to lack of assets) or (iii) the managing director has violated certain statutory provisions (i.e. provisions for the benefit of third parties, in particular creditors of the GmbH, or provisions relating to raising or maintaining share capital). An indemnification by a third party (e.g. a group company) is (in principle) admissible.

An authorized representative is in terms of liability or indemnification not subject to Austrian corporate law but might be subject to limitations of liability pursuant to Austrian employment law, such as the Employee Liability Act (Dienstnehmerhaftpflichtgesetz, DHG), which provides for certain exemptions from liability, e.g. in case of venial misperformance (entschuldbare Fehlleistung) by the employee.

(b) SIG Combibloc GmbH & Co KG is organized as a limited partnership under the laws of the Republic of Austria.

Under Austrian law, a limited partnership (Kommanditgesellschaft, KG) is formed by at least one partner with unlimited liability (Komplementär; general partner) and at least one partner with limited liability (Kommanditist, limited partner). If the general partner is a limited liability company (Gesellschaft mit beschräntker Haftung, GmbH; see above), the KG is called “GmbH & Co KG”.

The general partner of a KG is responsible for the representation of the KG towards third parties. In the case of a GmbH & Co KG, the general partner (a GmbH) is again represented by its managing director(s). A KG also might be represented by authorized representatives (Prokuristen). As to the liability and indemnification of the managing director(s) of the general partner and authorized representatives of the KG, please refer to (a) above.

Hungary Registrant

CSI Hungary Manufacturing and Trading Limited Liability Company Kft. is incorporated under the laws of Hungary.

Under Subsection 2 of Section 22 of Act. No IV. of 2006 on the companies, a director of a company may either pursue its activities on the basis of a mandate agreement or in the frame of an employment relationship.

Should the director be employed, Section 174 of the Act No. XXII of 1992 on the Labor Code provides so that the employer shall fully indemnify the employee against all damages incurred by him/her in relation to the employment relationship. The employer shall be relieved of all liabilities, if it proves that the damage occurred (i) due to a reason falling out of its business operations, which is not being able to be prevented, or (ii) as a result of the unpreventable behavior of the party incurring the damage. Damages that occurred as a result of the imputable behavior of the employee shall not be indemnified.

Neither Hungarian law nor the articles of associations of CSI Hungary Manufacturing and Trading Limited Liability Company Kft. provides for further rules in respect of indemnification or insurance.

Thailand Registrant

There are no provisions of Thai law which specifically deal with a company’s right or obligation to indemnify its directors or employees against liability incurred by such persons in their capacity as the company’s directors or employees. The constitutional documents of SIG Combibloc Ltd. do not contain any such provisions.

In this regard, however, Section 816 paragraph three of the Civil and Commercial Code of Thailand provides that if an agent, by reason of the execution of the matters entrusted to him/her, suffers damage without fault on his/her part, such agent may claim compensation from the principal. When a director or employee of a company deals with third parties for the business of the company as entrusted, such director or employee will be regarded as the company’s agent. As such, if SIG Combibloc Ltd. has entrusted a matter to any of its directors or employees, whether explicitly or impliedly, and such director or employee executes that matter in good faith and with reasonable care, SIG Combibloc Ltd. may be required to indemnify such director or employee against any liability incurred (including any expenses reasonably incurred) by such person in connection with such entrusted matter.

Director and Officer Indemnity and Insurance Agreements

Registration Rights Agreements

The registration rights agreements filed as Exhibits 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.12.5 and 4.12.8 to this registration statement provide for the indemnification of the control persons of the registrants by the holders of any exchange securities against certain liabilities.

Indemnification Agreements

RGHL has agreed to indemnify certain directors and officers. The indemnification agreements are jurisdiction and company specific agreements.

The indemnification agreements filed as Exhibits 10.6 through 10.90 and 10.112 through 10.129 to this registration statement provide for the indemnification of the directors of each of the Issuers, SIG Austria Holding GmbH, SIG Combibloc GmbH (Austria), SIG Combibloc GmbH & Co. KG, Pactiv Canada, Inc., Closure Systems International Holdings (Germany) GmbH, Closure Systems International Deutschland GmbH, SIG Euro Holding AG & CO KGaA, Omni-Pac Ekco GmbH Verpackungsmittel, Omni-Pac GmbH Verpackungsmittel, Pactiv Deutschland Holdinggesellschaft mbH, SIG Beverages Germany GmbH, SIG Coblibloc Holding GmbH, SIG Combibloc Systems GmbH, SIG Combibloc GmbH (Germany), SIG Combibloc Zerspanungstechnik GmbH, SIG Information Technology GmbH, SIG International Services GmbH, SIG Beteilingungs GmbH, SIG Asset Holdings Ltd., Closure Systems International (Hong Kong) Limited, Evergreen Packaging (Hong Kong) Limited, SIG Combibloc Limited (Hong Kong), Closure Systems International Holdings (Japan) KK, Closure Systems International Japan, Limited, Beverage Packaging Holdings (Luxembourg) I S.A., Beverage Packaging Holdings (Luxembourg) III S.à r.l., Reynolds Group Issuer (Luxembourg) S.A., Reynolds Consumer Products (Luxembourg) S.à r.l. (merged with and into Beverage Packaging Holdings (Luxembourg) III S.à r.l.), Closure Systems International (Luxembourg) S.à r.l. (merged with and into Beverage Packaging Holdings (Luxembourg) III S.à r.l.), SIG Finance (Luxembourg) S.à r.l. (liquidated on January 18, 2011), Evergreen Packaging (Luxembourg) S.à r.l, Closure Systems

International B.V., Reynolds Consumer Products International B.V., Reynolds Packaging International B.V., Evergreen Packaging International B.V., SIG allCap AG, SIG Combibloc Group AG, SIG Combibloc (Schweiz) AG, SIG Reinag AG, SIG Schweizerische Industrie-Gesellschaft AG, SIG Technology AG, SIG Combibloc Procurement AG, SIG Combibloc Ltd., Closure Systems International (UK) Limited, Reynolds Consumer Products (UK) Limited, Reynolds Subco (UK) Limited (formerly BACO Consumer Products Limited), SIG Holdings (UK) Limited, SIG Combibloc Limited (UK), IVEX Holdings, Ltd., Kama Europe, Ltd., The Baldwin Group Limited, J&W Baldwin (Holdings) Limited, Omni-Pac UK Limited, Closure Systems International Holdings Inc., Closure Systems International Inc., Closure Systems International Packaging Machinery Inc. (formerly known as Reynolds Packaging Machinery Inc.), Closure Systems Mexico Holdings LLC, CSI Mexico LLC, Southern Plastics Inc., CSI Sales & Technical Services Inc., Reynolds Consumer Products Holdings LLC, Reynolds Services Inc., Reynolds Foil Inc., Reynolds Consumer Products, Inc., Bakers Choice Products, Inc., Reynolds Group Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., Closure Systems International Americas, Inc., Reynolds Packaging Holdings LLC, Reynolds Flexible Packaging Inc., Ultra Pac, Inc., Reynolds Food Packaging LLC, Reynolds Packaging Kama Inc., Reynolds Packaging LLC, Reynolds Presto Products Inc., Evergreen Packaging Inc., Evergreen Packaging USA Inc., Evergreen Packaging International (US) Inc., Blue Ridge Holdings Corp., Blue Ridge Paper Products Inc., BRPP, LLC, Pactiv LLC, Pactiv Factoring LLC, Pactiv RSA LLC, Pactiv Retirement Administration LLC, Pactiv Germany Holdings, Inc., Pactiv International Holdings Inc., Pactiv Management Company LLC, PCA West Inc., Prairie Packaging, Inc., PWP Holdings, Inc., PWP Industries, Inc., SIG Holding USA, SIG Combibloc Inc., Newspring Industrial Corp. and Dopaco, Inc.

In addition to the indemnification agreements listed above, we have also entered into indemnification agreements with officers of the RGHL Group other than our senior management, including an indemnification agreement with the directors and officers of each registrant in connection with this registration statement.

By a Deed Poll of Indemnification by Rank Group dated December 22, 2009, Rank Group indemnifies each person who, at or after the date of the deed poll, holds the office of director or statutory officer of (inter alia) any entity which it controls incorporated in Australia or New Zealand (including RGHL). Subject to certain limitations set out in the deed poll (including where the giving of such an indemnity is prohibited by law), each indemnified person is indemnified against any costs he/she incurs in any proceeding that relates to liability for any act done or omission made in his/her capacity as a director, statutory officer or employee of RGHL, in which proceeding such person is acquitted, or has judgment given in his/her favor, or which is discontinued.

Insurance Policies

Rank Group has a Directors and Officers Liability Insurance Policy which insures the directors and officers of RGHL’s subsidiaries and affiliates, against liability incurred in their capacities as directors and officers.

ITEM 21.	EXHIBITS

Reference is made to the attached Exhibit Index.

ITEM 22.	UNDERTAKINGS

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(b) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offering therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) To file a post-effective amendment to the registration statement to include any financial statements required by Item 8A of Form 20-F at the start of any delayed offering or throughout a continuous offering.

(5) That, for purposes of determining liability under the Securities Act of 1933 to any purchaser:

Each prospectus filed pursuant to Rule 424(b) as part of the registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(6) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(b) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(c) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(d) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(7) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Reynolds Group Holdings Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Reynolds Group Holdings Limited

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	Chief Executive Officer and Director (Principal Executive Officer)

* Allen Philip Hugli	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Graeme Richard Hart	Director

* Bryce McCheyne Murray	Director

* Gregory Alan Cole	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sydney, Australia on February 8, 2012.

Reynolds Group Issuer Inc.
Reynolds Group Holdings Inc.

By:	/s/ Gregory Alan Cole
Name:     Gregory Alan Cole

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Gregory Alan Cole	President and Director of each above named registrant (Principal Executive Officer)

* Allen Philip Hugli	Principal Financial Officer, Principal Accounting Officer and Director of each above named registrant

* Helen Dorothy Golding	Director of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Reynolds Group Issuer LLC has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sydney, Australia on February 8, 2012.

Reynolds Group Issuer LLC

By:	Reynolds Group Holdings Inc., its sole member

By:	/s/ Gregory Alan Cole
Name:     Gregory Alan Cole

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Gregory Alan Cole	President and Director of its sole member (Principal Executive Officer)

* Allen Philip Hugli	Principal Financial Officer, Principal Accounting Officer and Director of its sole member

* Helen Dorothy Golding	Director of its sole member

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Reynolds Group Issuer (Luxembourg) S.A. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Reynolds Group Issuer (Luxembourg) S.A.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	Principal Executive Officer

* Allen Philip Hugli	Principal Financial Officer and Principal Accounting Officer

* Gregory Alan Cole	A Director

* Herman Schommarz	B Director

* Olivier Dorier	B Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Whakatane Mill Australia Pty. Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

Whakatane Mill Australia Pty. Limited

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Allen Philip Hugli	Director

* Helen Dorothy Golding	Director

* Mark Joseph Dunkley	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Austria Holding GmbH has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Austria Holding GmbH

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer and Director

* Marco Haussener	Principal Financial Officer and Director

* Arnold Pezzatti	Principal Accounting Officer

* André Rosenstock	Director

* Wolfgang Ornig	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc GmbH has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Combibloc GmbH

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Wolfgang Ornig	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc GmbH & Co KG has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Combibloc GmbH & Co KG

By:	SIG Combibloc GmBH, its general partner

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer of its general partner

* Marco Haussener	Principal Financial Officer of its general partner

* Arnold Pezzatti	Principal Accounting Officer of its general partner

* Wolfgang Ornig	Director of its general partner

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Closure Systems International (Brazil) Sistemas de Vedação Ltda. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Closure Systems International (Brazil) Sistemas de Vedação Ltda.

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	Principal Executive Officer

* Robert Eugene Smith	Principal Financial Officer and Principal Accounting Officer

* Guilherme Rodrigues Miranda	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Beverages Brasil Ltda. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Beverages Brasil Ltda.

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Felix Colas Morea	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc do Brasil Ltda. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Combibloc do Brasil Ltda.

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Antonio Luiz Tafner	Director

* Lutz Knut Braune	Director

* Ricardo Lanca Rodriguez	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CSI Latin American Holdings Corporation has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

CSI Latin American Holdings Corporation

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	Principal Executive Officer

* Robert Eugene Smith	Principal Financial Officer, Principal Accounting Officer and Director

* Guilherme Rodrigues Miranda	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pactiv Canada Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scarborough, Canada on February 8, 2012.

Pactiv Canada Inc.

By:	/s/ Ken Bumstead
Name:     Ken Bumstead

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Ken Bumstead	President and Director (Principal Executive Officer)

* Gary Thomas	Principal Financial Officer

* Gino Mangione	Principal Accounting Officer

* Thomas James Degnan	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Evergreen Packaging Canada Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Evergreen Packaging Canada Limited

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	President and Director (Principal Executive Officer)

* Ricardo Felipe Alvergue	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)

* John Rooney	Director

Malcolm Bundey	Director

Tony Dicesare	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CSI Closure Systems Manufacturing de Centro America, Sociedad de Responsabilidad Limitada has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

CSI Closure Systems Manufacturing de Centro America, Sociedad de Responsabilidad Limitada

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	Principal Executive Officer

* Robert Eugene Smith	Principal Financial Officer, Principal Accounting Officer and Director

* Marshall K. White	Director

* Eugenio Garcia	Director

* Charles Thomas Cox	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bakers Choice Products, Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Bakers Choice Products, Inc.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	President and Director (Principal Executive Officer)

* Sandra Gleason	Principal Financial Officer

* Chris Mayrhofer	Principal Accounting Officer

* Carol A. Rod	Director

* Michael Eugene Graham	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Pennsylvania on February 8, 2012.

BCP/Graham Holdings L.L.C.
GPC Holdings LLC

By:	Graham Packaging Company Inc., its sole member

By:	/s/ Mark Steven Burgess
Name:     Mark Steven Burgess

Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Mark Steven Burgess	Chief Executive Officer of the sole member of each above named registrant (Principal Executive Officer)

* Michael Eugene Graham	Chief Financial Officer of the sole member of each above named registrant (Principal Financial Officer and Principal Accounting Officer)

* Helen Dorothy Golding	Director of the sole member of each above named registrant

* Allen Philip Hugli	Director of the sole member of each above named registrant

* Gregory Alan Cole	Director of the sole member of each above named registrant

* Thomas James Degnan	Director of the sole member of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Reynolds Manufacturing, Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Reynolds Manufacturing, Inc.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	President and Director (Principal Executive Officer)

* Sandra Gleason	Principal Financial Officer

* Chris Mayrhofer	Principal Accounting Officer

* Gregory Alan Cole	Director

* Allen Philip Hugli	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, RenPac Holdings Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

RenPac Holdings Inc.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	President and Director (Principal Executive Officer)

* Allen Philip Hugli	Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Gregory Alan Cole	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, Tennessee on February 8, 2012.

Blue Ridge Holding Corp.
Blue Ridge Paper Products Inc.
Evergreen Packaging Inc.
Evergreen Packaging USA Inc.
Evergreen Packaging International (US) Inc.

By:	/s/ John Rooney
Name:     John Rooney

Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* John Rooney	Chief Executive Officer, President, and Director of each above named registrant (Principal Executive Officer)

* Ricardo Felipe Alvergue	Chief Financial Officer of each above named registrant (Principal Financial Officer and Principal Accounting Officer)

* Malcolm Bundey	Director of each above named registrant

* Allen Philip Hugli	Director of each above named registrant

* Thomas James Degnan	Director of each above named registrant

* Helen Dorothy Golding	Director of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Closure Systems International Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Closure Systems International Inc.

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	President and Director (Principal Executive Officer)

* Robert Eugene Smith	Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Marshall White	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Closure Systems International Americas, Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Closure Systems International Americas, Inc.

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	President

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	President and Director (Principal Executive Officer)

* Robert Eugene Smith	Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Marshall White	Director

* Stephanie Blackman	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Closure Systems International Holdings, Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Closure Systems International Holdings, Inc.

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	President

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	President and Director (Principal Executive Officer)

* Robert Eugene Smith	Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Marshall White	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Closure Systems Mexico Holdings LLC
CSI Mexico LLC
CSI Hungary Manufacturing and Trading Limited Liability Company Kft.

By:	Closure Systems International B.V., its sole member

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	Principal Executive Officer of the sole member of each above named registrant

* Allen Philip Hugli	Principal Financial Officer and Principal Accounting Officer of the sole member of each above named registrant

* Gregory Alan Cole	A Director of the sole member of each above named registrant

* Bryce McCheyne Murray	A Director of the sole member of each above named registrant

* Eleonora Jongsma	B Director of the sole member of each above named registrant

* Orangefield Trust (Netherlands) B.V.	B Director of the sole member of each above named registrant

* Joseph Doyle	Authorized U.S. Representative of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, CSI Sales & Technical Services Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

CSI Sales & Technical Services Inc.

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	President

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	President and Director (Principal Executive Officer)

* Robert Eugene Smith	Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Marshall White	Director

* Charles Thomas Cox	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Graham Packaging Company Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Pennsylvania on February 8, 2012.

Graham Packaging Company Inc.

By:	/s/ Mark Steven Burgess
Name:     Mark Steven Burgess

Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Mark Steven Burgess	Chief Executive Officer (Principal Executive Officer)

* Michael Eugene Graham	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Helen Dorothy Golding	Director

* Allen Philip Hugli	Director

* Gregory Alan Cole	Director

* Thomas James Degnan	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Dopaco, Inc.
Prairie Packaging, Inc.
PWP Holdings, Inc.
Newspring Industrial Corp.

By:	/s/ John McGrath
Name:     John McGrath

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* John McGrath	President of each above named registrant (Principal Executive Officer)

* Gary Thomas	Principal Financial Officer of each above named registrant

* Gino Mangione	Principal Accounting Officer of each above named registrant

* Thomas James Degnan	Director of each above named registrant

* Allen Philip Hugli	Director of each above named registrant

* Helen Dorothy Golding	Director of each above named registrant

* Gregory Alan Cole	Director of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Pactiv LLC
Reynolds Packaging Holdings LLC
Reynolds Consumer Products Holdings LLC
By: RenPac Holdings Inc., its sole member

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	President and Director (Principal Executive Officer) of the sole member of each above named registrant

* Allen Philip Hugli	Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer) of the sole member of each above named registrant

* Gregory Alan Cole	Director of the sole member of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Pactiv Factoring LLC
Pactiv Management Company LLC

By: Pactiv Corporation, its sole member

By:	/s/ John McGrath
Name:     John McGrath

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* John McGrath	Principal Executive Officer of the sole member of each above named registrant

* Gary Thomas	Chief Financial Officer and Vice President of the sole member of each above named registrant (Principal Financial Officer)

* Gino Mangione	Principal Accounting Officer of the sole member of each above named registrant

* Thomas James Degnan	Director of the sole member of each above named registrant

* Allen Philip Hugli	Director of the sole member of each above named registrant

* Helen Dorothy Golding	Director of the sole member of each above named registrant

* Gregory Alan Cole	Director of the sole member of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Pactiv Retirement Administration LLC
Pactiv RSA LLC

By: Pactiv Factoring LLC, its sole member

By: Pactiv Corporation, its sole member

By:	/s/ John McGrath
Name:     John McGrath

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* John McGrath	Principal Executive Officer of Pactiv Corporation

* Gary Thomas	Chief Financial Officer and Vice President of Pactiv Corporation (Principal Financial Officer)

* Gino Mangione	Principal Accounting Officer of Pactiv Corporation

* Thomas James Degnan	Director of the sole member of Pactiv Corporation

* Allen Philip Hugli	Director of the sole member of Pactiv Corporation

* Helen Dorothy Golding	Director of the sole member of Pactiv Corporation

* Gregory Alan Cole	Director of the sole member of Pactiv Corporation

* /s/ Joseph Doyle Joseph DoyleAttorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pactiv Germany Holdings Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamburg, Germany on February 8, 2012.

Pactiv Germany Holdings Inc.

By:	/s/ Petro Kowalskyj
Name:     Petro Kowalskyj

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Petro Kowalskyj	President and Treasurer (Principal Executive Officer)

* Gary Thomas	Principal Financial Officer

* Gino Mangione	Principal Accounting Officer

* Helen Dorothy Golding	Director

* Allen Philip Hugli	Director

* Gregory Alan Cole	Director

* Thomas James Degnan	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

PCA West Inc.
Pactiv International Holdings Inc.

By:	/s/ Robert Lennart Larson
Name:     Robert Lennart Larson

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Robert Lennart Larson	President of each above named registrant (Principal Executive Officer)

* Gary Thomas	Principal Financial Officer of each above named registrant

* Gino Mangione	Principal Accounting Officer of each above named registrant

* Helen Dorothy Golding	Director of each above named registrant

* Allen Philip Hugli	Director of each above named registrant

* Gregory Alan Cole	Director of each above named registrant

* Thomas James Degnan	Director of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, PWP Industries, Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

PWP Industries, Inc.

By:	/s/ John McGrath
Name:     John McGrath

Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* John McGrath	Chief Executive Officer (Principal Executive Officer)

* Gary Thomas	Principal Financial Officer

* Gino Mangione	Principal Accounting Officer

* Helen Dorothy Golding	Director

* Allen Philip Hugli	Director

* Gregory Alan Cole	Director

* Thomas James Degnan	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Reynolds Presto Products Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Reynolds Presto Products Inc.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	President and Director (Principal Executive Officer)

* Sandra Gleason	Principal Financial Officer

* Chris Mayrhofer	Principal Accounting Officer

* Rita M. Cox	Director

* Gino Mangione	Director

* Paul Donald Thomas	Director

* Michael Eugene Graham	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Reynolds Flexible Packaging Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sydney, Australia on February 8, 2012.

Reynolds Flexible Packaging Inc.

By:	/s/ Gregory Alan Cole
Name:     Gregory Alan Cole

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Gregory Alan Cole	President, Treasurer and Director (Principal Executive Officer)

* Gary Thomas	Principal Financial Officer

* Gino Mangione	Principal Accounting Officer

* Helen Dorothy Golding	Director

* Allen Philip Hugli	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Reynolds Packaging Kama Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Reynolds Packaging Kama Inc.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	President and Director (Principal Executive Officer)

* Gary Thomas	Principal Financial Officer

* Gino Mangione	Principal Accounting Officer

* Paul Donald Thomas	Director

* Michael Eugene Graham	Director

* Robert Lennart Larson	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Reynolds Consumer Products Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Reynolds Consumer Products Inc.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	President and Director (Principal Executive Officer)

* Sandra Gleason	Principal Financial Officer

* Chris Mayrhofer	Principal Accounting Officer

* Michael Eugene Graham	Director

* Paul Donald Thomas	Director

* Gary A Thomas	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sydney, Australia on February 8, 2012.

Reynolds Food Packaging LLC
Reynolds Packaging LLC

By: Reynolds Packaging, Inc., its member

By:	/s/ Gregory Alan Cole
Name:     Gregory Alan Cole

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Gregory Alan Cole	President, Treasurer and Director of the member of each above named registrant (Principal Executive Officer)

* Gary Thomas	Principal Financial Officer of the member of each above named registrant

* Gino Mangione	Principal Accounting Officer of the member of each above named registrant

* Helen Dorothy Golding	Director of the member of each above named registrant

* Allen Philip Hugli	Director of the member of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Closure Systems International Packaging Machinery Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Closure Systems International Packaging Machinery Inc.

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	President

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	President and Director (Principal Executive Officer)

* Robert Eugene Smith	Vice President and Director (Principal Financial Officer and Principal Accounting Officer)

* Charles Thomas Cox	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Reynolds Services Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sydney, Australia on February 8, 2012.

Reynolds Services Inc.

By:	/s/ Gregory Alan Cole
Name:     Gregory Alan Cole

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Gregory Alan Cole	President and Director (Principal Executive Officer)

* Paul Donald Thomas	Vice President (Principal Financial Officer and Principal Accounting Officer)

* Allen Philip Hugli	Director

* Helen Dorothy Golding	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennett Square, Pennsylvania on February 8, 2012.

SIG Combibloc Inc.

By:	/s/ Eduardo Gatica Villasante
Name:     Eduardo Gatica Villasante

Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Eduardo Gatica Villasante	Chief Executive Officer, President and Director (Principal Executive Officer)

* Michele Needham	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Antonio Valla	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Holding USA, LLC. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sydney, Australia on February 8, 2012.

SIG Holding USA, LLC By:	Reynolds Group Holdings Inc., its sole member

By:	/s/ Gregory Alan Cole
Name:     Gregory Alan Cole

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Gregory Alan Cole	President and Director of its sole member (Principal Executive Officer)

* Allen Philip Hugli	Principal Financial Officer, Principal Accounting Officer and Director of its sole member

* Helen Dorothy Golding	Director of its sole member

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Closure Systems International Deutschland GmbH has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Closure Systems International Deutschland GmbH

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	Principal Executive Officer

* Robert Eugene Smith	Principal Financial Officer, Principal Accounting Officer and Director

* Victor Lance Mitchell	Director

* Dr. Wolf-Friedrich Bahre	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Closure Systems International Holdings (Germany) GmbH has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Closure Systems International Holdings (Germany)
GmbH

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	Principal Executive Officer

* Robert Eugene Smith	Principal Financial Officer and Principal Accounting Officer

* Dr. Wolf-Friedrich Bahre	Director

* Gregory Alan Cole	Director

* Helen Dorothy Golding	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Beverages Germany GmbH
SIG Combibloc Holding GmbH
SIG Beteiligungs GmbH

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer of each above named registrant

* Marco Haussener	Principal Financial Officer of each above named registrant

* Arnold Pezzatti	Principal Accounting Officer of each above named registrant

* Holger Dickers	Director of each above named registrant

* Joachim Frommherz	Director of each above named registrant

* Joseph Doyle	Authorized U.S. Representative of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc GmbH has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Combibloc GmbH

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Dr. Thomas Kloubert	Director

* Oliver Betzer	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc Systems GmbH has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Combibloc Systems GmbH

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Henrik Wagner	Director

* Christian Alt	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc Zerspanungstechnik GmbH has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Combibloc Zerspanungstechnik GmbH

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Hermann-Josef Bücker	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Euro Holding AG & Co. KGaA has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Euro Holding AG & Co. KGaA

By: SIG Reinag AG, its general partner

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer of its general partner

* Marco Haussener	Principal Financial Officer and Director of its general partner

* Arnold Pezzatti	Principal Accounting Officer of its general partner

* Holger Dickers	Director of its general partner

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Information Technology GmbH has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Information Technology GmbH

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Timo Snellman	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG International Services GmbH has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG International Services GmbH

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer and Director

* Arnold Pezzatti	Principal Accounting Officer

* Dr. Franz-Josef Collin	Director

* Holger Dickers	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Omni-Pac Ekco GmbH Verpackungsmittel
Omni-Pac GmbH Verpackungsmittel
Pactiv Deutschland Holdinggesellschaft mbH

By:	/s/ John McGrath
Name:     John McGrath

Title:	Principal Executive Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* John McGrath	Principal Executive Officer of each above named registrant

* Gary Thomas	Principal Financial Officer of each above named registrant

* Gino Mangione	Principal Accounting Officer of each above named registrant

* Petro Kowalskyj	Director of each above named registrant

* Joseph Doyle	Authorized U.S. Representative of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Asset Holdings Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Asset Holdings Limited

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer and Director

* Arnold Pezzatti	Principal Accounting Officer

* Holger Dickers	Director

* Hugh Richards	Director

* Joachim Frommherz	Director

* Richard Tee	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Closure Systems International (Hong Kong) Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Closure Systems International (Hong Kong) Limited

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	Principal Executive Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	Principal Executive Officer

* Robert Eugene Smith	Principal Financial Officer, Principal Accounting Officer and Director

* Douglas Michael Cohen	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Evergreen Packaging (Hong Kong) Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Evergreen Packaging (Hong Kong) Limited

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	Principal Executive Officer and Director

* Ricardo Felipe Alvergue	Principal Financial Officer, Principal Accounting Officer and Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Combibloc Limited

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer and Director

* Arnold Pezzatti	Principal Accounting Officer

* André Rosenstock	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Closure Systems International Holdings (Japan) KK
Closure Systems International Japan, Ltd.

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	Principal Executive Officer of each above named registrant

* Robert Eugene Smith	Principal Financial Officer, Principal Accounting Officer and Director of each above named registrant

* Masaki Sunaoshi	Director of each above named registrant

* Yutaka Masunaga	Director of each above named registrant

* Joseph Doyle	Authorized U.S. Representative of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Southern Plastics, Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Southern Plastics, Inc.

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	President

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	President and Director (Principal Executive Officer)

* Robert Eugene Smith	Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Marshall White	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Beverage Packaging Holdings (Luxembourg) I. S.A. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Beverage Packaging Holdings (Luxembourg) I. S.A.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	Principal Executive Officer

* Allen Philip Hugli	Principal Financial Officer and Principal Accounting Officer

* Herman Schommarz	Director

* Chok Kien Lo (Stewart) Kam-Cheong	Director

* Oliver Dorier	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Beverage Packaging Holdings (Luxembourg) III S.à r.l. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Beverage Packaging Holdings (Luxembourg) III
S.à r.l.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	Principal Executive Officer

* Allen Philip Hugli	Principal Financial Officer and Principal Accounting Officer

* Gregory Alan Cole	A Director

* Olivier Dorier	B Director

* Chok Kien Lo (Stewart) Kam-Cheong	B Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Evergreen Packaging (Luxembourg) S.à r.l has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Evergreen Packaging (Luxembourg) S.à r.l

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	Principal Executive Officer

* Allen Philip Hugli	Principal Financial Officer and Principal Accounting Officer

* Gregory Alan Cole	A Director

* Herman Schommarz	B Director

* Chok Kien Lo (Stewart) Kam-Cheong	B Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Bienes Industriales del Norte, S.A. de C.V.
CSI en Ensenada, S. de R.L. de C.V.
CSI en Saltillo, S. de R.L. de C.V.
CSI Tecniservicio, S. de R.L. de C.V.
Grupo CSI de Mexico, S. de R.L. de C.V.
Técnicos de Tapas Innovativas, S.A. de C.V.

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	Principal Executive Officer of each above named registrant

* Robert Eugene Smith	Principal Financial Officer, Principal Accounting Officer and Director of each above named registrant

* Charles Thomas Cox	Director of each above named registrant

* Paul Donald Thomas	Director of each above named registrant

* Joseph Doyle	Authorized U.S. Representative of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Evergreen Packaging Mexico, S. de R.L. de C.V. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Evergreen Packaging Mexico, S. de R.L. de C.V.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	Principal Executive Officer and Director

* Ricardo Felipe Alvergue	Principal Financial Officer, Principal Accounting Officer and Director of each above named registrant

* Joseph Doyle	Authorized U.S. Representative of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Reynolds Metals Company de Mexico, S. de R.L. de C.V. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Reynolds Metals Company de
Mexico, S. de R.L. de C.V.

By:	/s/ John McGrath
Name:     John McGrath

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* John McGrath	Principal Executive Officer

* Gary A. Thomas	Principal Financial Officer

* Gino Mangione	Principal Accounting Officer

* Michael Eugene Graham	Director

* Thomas James Degnan	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Pactiv Foodservice Mexico, S. de R.L. de C.V.
Grupo Corporativo Jaguar S.A. de C.V.
Servicio Terrestre Jaguar S.A. de C.V.
Servicios Industriales Jaguar S.A. de C.V.

By:	/s/ John McGrath
Name:     John McGrath

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* John McGrath	Principal Executive Officer and Director of each above named registrant

* Gary Thomas	Principal Financial Officer of each above named registrant

* Gino Mangione	Principal Accounting Officer of each above named registrant

* Joseph Doyle	Authorized U.S. Representative of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Pactiv Mexico, S. de R.L. de C.V. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Pactiv Mexico, S. de R.L. de C.V.

By:	/s/ John McGrath
Name:     John McGrath

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* John McGrath	Principal Executive Officer

* Gary Thomas	Principal Financial Officer

* Gino Mangione	Principal Accounting Officer

William M. Dutt	Director

* Anthony Peter Wiechert	Director

* Francisco Javier Bejar Hinojosa	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Ultra Pac, Inc. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Ultra Pac, Inc.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	President (Principal Executive Officer)

* Gary Thomas	Principal Financial Officer

* Gino Mangione	Principal Accounting Officer

Daniel Cochran	Director

* Michael Eugene Graham	Director

* Robert Lennart Larson	Director

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Closure Systems International B.V.
Reynolds Consumer Products International B.V.
Reynolds Packaging International B.V.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	Principal Executive Officer of each above named registrant

* Allen Philip Hugli	Principal Financial Officer and Principal Accounting Officer of each above named registrant

* Bryce McCheyne Murray	A Director of each above named registrant

* Gregory Alan Cole	A Director of each above named registrant

* Orangefield Trust (Netherlands) B.V.	B Director of each above named registrant

* Eleonora Jongsma	B Director of each above named registrant

* Joseph Doyle	Authorized U.S. Representative of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Evergreen Packaging International B.V. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Evergreen Packaging International B.V.

By:	/s/ Thomas James Degnan
Name:     Thomas James Degnan

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Thomas James Degnan	Principal Executive Officer and B Director

* Allen Philip Hugli	Principal Financial Officer and Principal Accounting Officer

* Eleonora Jongsma	A Director

* Orangefield Trust (Netherlands) B.V.	A Director

* Thomas James Degnan	B Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Whakatane Mill Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

Whakatane Mill Limited

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Allen Philip Hugli	Director

* Gregory Alan Cole	Director

* Bryce McCheyne Murray	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, BRPP, LLC has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, Tennessee on February 8, 2012.

BRPP, LLC

By: Blue Ridge Paper Products, Inc., its sole member

By:	/s/ John Rooney
Name:     John Rooney

Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* John Rooney	Chief Executive Officer, President, and Director of its sole member (Principal Executive Officer)

* Ricardo Felipe Alvergue	Chief Financial Officer of its sole member (Principal Financial Officer and Principal Accounting Officer)

* Malcolm Bundey	Director of its sole member

* Allen Philip Hugli	Director of its sole member

* Thomas James Degnan	Director of its sole member

* Helen Dorothy Golding	Director of its sole member

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG allCap AG has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG allCap AG

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer and Director

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* André Rosenstock	Director

* Samuel Sigrist	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc Group AG has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Combibloc Group AG

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Robert Lombardini	Director

* Thomas James Degnan	Director

* Graeme Richard Hart	Director

* Dr. Jakon Höhn	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc Procurement AG has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Combibloc Procurement AG

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer and Director

* André Rosenstock	Director

* Samuel Sigrist	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc (Schweiz) AG has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Combibloc (Schweiz) AG

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Wolfgang Ornig	Director

* Monika Millinger	Director

* Samuel Sigrist	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Reinag AG has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Reinag AG

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer and Director

* Arnold Pezzatti	Principal Accounting Officer

* Holger Dickers	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Schweizerische Industrie-Gesellschaft AG has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Schweizerische Industrie-Gesellschaft AG

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer and Director

* Daniel Petitpierre	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Technology AG has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Technology AG

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer and Director

* Christian Alt	Director

* André Rosenstock	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc Ltd. has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Combibloc Ltd.

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Karl Joseph Eagle	Director

* Frank Buchholz	Director

* André Rosenstock	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Closure Systems International (UK) Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, Indiana on February 8, 2012.

Closure Systems International (UK) Limited

By:	/s/ Malcolm Bundey
Name:     Malcolm Bundey

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Malcolm Bundey	Principal Executive Officer

* Robert Eugene Smith	Principal Financial Officer, Principal Accounting Officer and Director

Susan Foster	Director

* Francisco Javier Hernandez Munoz	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

IVEX Holdings, Ltd.
Kama Europe Limited

By:	/s/ John McGrath
Name:     John McGrath

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* John McGrath	Principal Executive Officer of each above named registrant

* Gary Thomas	Principal Financial Officer of each above named registrant

* Gino Mangione	Principal Accounting Officer of each above named registrant

* Paul Donald Thomas	Director of each above named registrant

* Stephen John Buttery	Director of each above named registrant

* Susan Foster	Director of each above named registrant

* Joseph Doyle	Authorized U.S. Representative of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

J. & W Baldwin (Holdings) Limited
Omni-Pac U.K. Limited
The Baldwin Group Limited

By:	/s/ John McGrath
Name:     John McGrath

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* John McGrath	Principal Executive Officer of each above named registrant

* Gary Thomas	Principal Financial Officer of each above named registrant

* Gino Mangione	Principal Accounting Officer of each above named registrant

* Helen Dorothy Golding	Director of each above named registrant

* Allen Philip Hugli	Director of each above named registrant

* Gregory Alan Cole	Director of each above named registrant

* Joseph Doyle	Authorized U.S. Representative of each above named registrant

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Reynolds Consumer Products (UK) Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Reynolds Consumer Products (UK) Limited

By:	/s/ Victor Lance Mitchell
Name:     Victor Lance Mitchell

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Victor Lance Mitchell	Principal Executive Officer

* Sandra Gleason	Principal Financial Officer

* Chris Mayrhofer	Principal Accounting Officer

* Gregory Alan Cole	Director

* Helen Dorothy Golding	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Reynolds Subco (UK) Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, Illinois on February 8, 2012.

Reynolds Subco (UK) Limited

By:	/s/ Victor Lance Mitchell
Name:     Victor Lance Mitchell

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Victor Lance Mitchell	Principal Executive Officer

* Sandra Gleason	Principal Financial Officer

* Chris Mayrhofer	Principal Accounting Officer

* Gary Thomas	Director

* Gregory Alan Cole	Director

* Michael Eugene Graham	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Combibloc Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Combibloc Limited

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer

* Arnold Pezzatti	Principal Accounting Officer

* Malcolm Allum	Director

* Adrian Stanley Jackson	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, SIG Holdings (UK) Limited has duly caused this registration statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neuhausen, Switzerland on February 8, 2012.

SIG Holdings (UK) Limited

By:	/s/ Rolf Stangl
Name:     Rolf Stangl

Title:	Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed on February 8, 2012 by the following persons in the capacities indicated.

Signature	Title

* Rolf Stangl	Principal Executive Officer

* Marco Haussener	Principal Financial Officer and Director

* Arnold Pezzatti	Principal Accounting Officer

* André Rosenstock	Director

* Adrian Stanley Jackson	Director

* Joseph Doyle	Authorized U.S. Representative

* /s/ Joseph Doyle Joseph Doyle Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number		Exhibit Description

2	.1.*	Stock Purchase Agreement by and among Reynolds Consumer Products (NZ) Limited, Beverage Packaging Holdings (Luxembourg) III S.à r.l. and Reynolds Group Holding Inc., dated October 15, 2009
2	.2.*	Stock Purchase Agreement by and between Beverage Packaging Holdings (Luxembourg) III S.à r.l. and Closure Systems International (NZ) Limited, dated October 15, 2009
2	.3.*	Stock Purchase Agreement by and among Reynolds Packaging (NZ) Limited, Beverage Packaging Holdings (Luxembourg) III S.A R.L., Closure Systems International BV and Reynolds Group Holdings Inc., dated September 1, 2010
2	.4.*	Asset Purchase Agreement between Whakatane Mill Limited and Carter Holt Harvey Limited, dated as of April 25, 2010
2	.5.*	Reorganization Agreement by and among Carter Holt Harvey Limited, Beverage Packaging Holdings (Luxembourg) III S.A R.L., Reynolds Group Holdings Inc., Evergreen Packaging US Limited and Evergreen Packaging New Zealand Limited, dated April 25, 2010
2	.6.*	Agreement and Plan of Merger between Rank Group Limited, Reynolds Group Holdings Limited, Reynolds Corporation and Pactiv Corporation, dated August 16, 2010
2	.7.*	Stock Purchase Agreement by and among Cascades USA, Inc. and Reynolds Group Holdings Limited, dated as of March 3, 2011
2	.8.	Stock and Unit Purchase Agreement by and among Liquid Container L.P., each of the stockholders of Liquid Container Inc., CPG-L Holdings Inc., and WCK-L Holdings Inc., and each of the limited partners of Liquid Container L.P., Graham Packaging Acquisition Corp. and Graham Packaging Acquisition Corp., dated as of August 9, 2010 (incorporated by reference to Exhibit 2.1 to Graham Packaging Company Inc.’s Current Report on Form 8-K (No. 001-34621) filed August 13, 2010)
2	.9.	Agreement and Plan of Merger between Reynolds Group Holdings Limited, Bucephalas Acquisition Corp. and Graham Packaging Company Inc., dated as of June 17, 2011 (incorporated by reference to Exhibit 2.1 to Graham Packaging Company Inc.’s Current Report on Form 8-K (No. 001-34621) filed June 22, 2011)
2	.10.	Amendment to the Agreement and Plan of Merger between Reynolds Group Holdings Limited, Bucephalas Acquisition Corp. and Graham Packaging Company Inc., dated as of June 17, 2011 (incorporated by reference to Exhibit 2.2 to Graham Packaging Company Inc.’s Current Report on Form 8-K (No. 001-34621) filed June 22, 2011)
3	.1.*	Constitution of Reynolds Group Holdings Limited
3	.2.*	Certificate of Incorporation of Reynolds Group Issuer Inc.
3	.3.*	By-Laws of Reynolds Group Issuer Inc.
3	.4.*	Certificate of Formation of Reynolds Group Issuer LLC
3	.5.*	Limited Liability Company Agreement of Reynolds Group Issuer LLC
3	.6.*	Articles of Association of Reynolds Group Issuer (Luxembourg) S.A.
3	.7.*	Certificate of Incorporation of Bakers Choice Products, Inc.
3	.8.*	Second Amended and Restated By-Laws of Bakers Choice Products, Inc.
3	.9.*	Third Restated Certificate of Incorporation of Blue Ridge Holding Corp.
3	.10.*	Amended and Restated By-Laws of Blue Ridge Holding Corp.
3	.11.*	Certificate of Incorporation of Blue Ridge Paper Products Inc.
3	.12.*	The Amended and Restated By-Laws of Blue Ridge Paper Products Inc.
3	.13.*	Amended and Restated Certificate of Incorporation of Closure Systems International Americas, Inc.
3	.14.*	By-Laws of Closure Systems International Americas, Inc.
3	.15.*	Certificate of Incorporation of Closure Systems International Holdings Inc.
3	.16.*	By-Laws of Closure Systems International Inc. (now known as Closure Systems International Holdings Inc.)

Exhibit Number		Exhibit Description

3	.17.*	Certificate of Incorporation of Closure Systems International Inc.
3	.18.*	Amended and Restated By-Laws of Closure Systems International Inc.
3	.19.*	Certificate of Formation of Closure Systems Mexico Holdings LLC
3	.20.*	Amended and Restated Limited Liability Company Agreement of Closure Systems Mexico Holdings LLC
3	.21.*	Certificate of Formation of CSI Mexico LLC
3	.22.*	Amended and Restated Limited Liability Company Agreement of CSI Mexico LLC
3	.23.*	Certificate of Incorporation of CSI Sales & Technical Services Inc.
3	.24.*	By-Laws of CSI Sales & Technical Services Inc.
3	.25.*	Certificate of Incorporation of Evergreen Packaging Inc.
3	.26.*	Amended and Restated By-Laws of Evergreen Packaging Inc.
3	.27.*	Certificate of Incorporation of Evergreen Packaging International (US) Inc.
3	.28.*	Amended and Restated By-Laws of Evergreen Packaging International (US) Inc.
3	.29.*	Certificate of Incorporation of Evergreen Packaging USA Inc.
3	.30.*	Amended and Restated By-Laws of Evergreen Packaging USA Inc.
3	.31.**	Certificate of Formation of Reynolds Consumer Products Holdings LLC (formerly known as Reynolds Consumer Products Holdings Inc.)
3	.32.**	Limited Liability Company Agreement of Reynolds Consumer Products Holdings LLC (formerly known as Reynolds Consumer Products Holdings Inc.)
3	.33.**	Certificate of Incorporation of Reynolds Presto Products Inc. (formerly known as Reynolds Consumer Products Inc.)
3	.34.*	Seconded Amended and Restated By-Laws of Reynolds Consumer Products Inc. (now known as Reynolds Presto Products Inc.)
3	.35.*	Certificate of Incorporation of Reynolds Flexible Packaging Inc.
3	.36.*	By-Laws of Reynolds Flexible Packaging Inc.
3	.37.**	Certificate of Incorporation of Reynolds Consumer Products Inc. (formerly known as Reynolds Foil Inc.)
3	.38.*	By-Laws of Reynolds Aluminum Inc. (now known as Reynolds Consumer Products Inc., formerly known as Reynolds Foil Inc.)
3	.39.*	Certificate of Formation of Reynolds Food Packaging LLC
3	.40.*	Amended and Restated Limited Liability Company Agreement of Reynolds Food Packaging LLC
3	.41.*	Certificate of Incorporation of Reynolds Group Holdings Inc.
3	.42.*	By-Laws of Reynolds Group Holdings Inc.
3	.43.**	Certificate of Formation of Reynolds Packaging Holdings LLC (formerly known as Reynolds Packaging Inc.)
3	.44.**	Limited Liability Company Agreement of Reynolds Packaging Holdings LLC (formerly known as Reynolds Packaging Inc.)
3	.45.*	Certificate of Incorporation of Reynolds Packaging Kama Inc.
3	.46.*	Amended and Restated By-Laws of Reynolds Packaging Kama Inc.
3	.47.*	Certificate of Formation of Reynolds Packaging LLC
3	.48.*	Amended and Restated Limited Liability Company Agreement of Alcoa Packaging LLC (now known as Reynolds Packaging LLC)
3	.49.*	Certificate of Incorporation of Closure Systems International Packaging Machinery Inc.
3	.50.*	By-Laws of Alcoa Packaging Machinery, Inc. (now known as Closure Systems International Packaging Machinery Inc.)
3	.51.*	Certificate of Incorporation of Reynolds Services Inc.

Exhibit Number		Exhibit Description

3	.52.*	By-Laws of Reynolds Services Inc.
3	.53.*	Amended and Restated Certificate of Incorporation of SIG Combibloc Inc.
3	.54.*	Amended and Restated By-Laws of SIG Combibloc Inc.
3	.55.**	Certificate of Formation of SIG Holding USA, LLC (formerly known as SIG Holding USA, Inc.)
3	.56.**	Limited Liability Company Agreement of SIG Holding USA, LLC (formerly known as SIG Holding USA, Inc.)
3	.57.*	Articles of Incorporation of Southern Plastics Inc.
3	.58.*	By-Laws of Southern Plastics Inc.
3	.59.*	Articles of Incorporation of Ultra Pac, Inc.
3	.60.*	By-Laws of Package Acquisition, Inc. (now known as Ultra Pac, Inc.)
3	.61.*	Limited Liability Company Articles of Organization of BRPP, LLC
3	.62.*	Operating Agreement of BRRP, LLC
3	.63.*	Constitution of Whakatane Mill Australia Pty Limited
3	.64.*	Articles of Association of SIG Austria Holding GmbH
3	.65.*	Articles of Association of SIG Combibloc GmbH
3	.66.*	Articles of Association of SIG Combibloc GmbH & Co KG
3	.67.*	Twelfth Amendment and Consolidation of the Articles of Incorporation of Closure Systems International (Brazil) Sistemas de Vedaçäo Ltda.
3	.68.*	Twenty-Third Amendment and Consolidation of the Articles of Incorporation of SIG Beverages Brasil Ltda.
3	.69.*	Forty-Second Amendment and Consolidation of the Articles of Incorporation of SIG Combibloc do Brasil Ltda.
3	.70.*	Memorandum of Association and Articles of Association of CSI Latin American Holdings Corporation (formerly known as Alcoa Latin American Holdings Corporation)
3	.71.*	Amendment and Restatment of Articles of Incorporation of Dopaco, Inc.
3	.72.*	Amended and Restated By-laws of Dopaco, Inc.
3	.73.*	Articles of Amalgamation of Evergreen Packaging Canada Limited
3	.74.*	By-Law No. 1A of Evergreen Packaging Canada Limited
3	.75.*	Certificate of Amalgamation of Reynolds Food Packaging Canada Inc.
3	.76.*	Articles of Association of Evergreen Packaging (Luxembourg) S.à r.l
3	.77.*	Articles of Incorporation of CSI Closure Systems Manufacturing de Centro America, S.R.L.
3	.78.*	Company Agreement of Closure Systems International Deutschland GmbH
3	.79.*	Articles of Association of Closure Systems International Holdings (Germany) GmbH
3	.80.*	Articles of Association of SIG Beverages Germany GmbH
3	.81.*	Articles of Association of SIG Combibloc GmbH
3	.82.*	Articles of Association of SIG Combibloc Holding GmbH
3	.83.*	Articles of Association of SIG Combibloc Systems GmbH
3	.84.*	Articles of Association of SIG Combibloc Zerspanungstechnik GmbH
3	.85.*	Articles of Association of SIG Euro Holding AG & Co. KgaA
3	.86.*	Articles of Association of SIG Information Technology GmbH
3	.87.*	Articles of Association of SIG International Services GmbH
3	.88.*	Articles of Association of SIG Beteiligungs GmbH
3	.89.*	Memorandum and Articles of Incorporation of SIG Asset Holdings Limited
3	.90.*	Memorandum and Articles of Association of Closure Systems International (Hong Kong) Limited
3	.91.*	Memorandum and Articles of Association of Evergreen Packaging (Hong Kong) Limited

Exhibit Number		Exhibit Description

3	.92.*	Memorandum and Articles of Association of SIG Combibloc Limited
3	.93.*	Deed of Foundation for a Single Member Limited Liability Company of Closure Systems International Holdings (Hungary) Kft.
3	.94.**	Deed of Foundation for a Single Member Limited Liability Company of CSI Hungary Kft.
3	.95.*	Articles of Incorporations of Closure Systems International Holdings (Japan) KK
3	.96.*	Articles of Incorporations of Closure Systems International Japan, Limited
3	.97.*	Updated Articles of Association of Beverage Packaging Holdings (Luxembourg) I S.A.
3	.98.*	Updated Articles of Association of Beverage Packaging Holdings (Luxembourg) III S.à r.l
3	.99.*	By-Laws of Bienes Industriales del Norte S.A. de C.V.
3	.100.*	By-Laws of CSI en Ensenada, S. de R.L. de C.V.
3	.101.*	By-Laws of CSI en Saltillo, S. de R.L. de C.V.
3	.102.*	By-Laws of CSI Tecniservicio, S. de R.L. de C.V.
3	.103.*	By-Laws of Evergreen Packaging Mexico, S. de R.L. de C.V.
3	.104.*	By-Laws of Grupo CSI de Mexico, S. de R.L. de C.V.
3	.105.*	By-Laws of Maxpack, S. de R.L. de C.V.
3	.106.*	By-Laws of Reynolds Metals Company de Mexico, S. de R.L. de C.V.
3	.107.*	By-Laws of Técnicos de Tapas Innovativas, S.A de C.V.
3	.108.*	Articles of Association of Closure Systems International B.V.
3	.109.*	Articles of Association of Evergreen Packaging International B.V.
3	.110.*	Articles of Association of Reynolds Consumer Products International B.V.
3	.111.*	Articles of Association of Reynolds Packaging International B.V.
3	.112.*	Constitution of Kalimdor Investments Limited (now known as Whakatane Mill Limited)
3	.113.*	Articles of Incorporation of SIG allCap AG
3	.114.*	Articles of Incorporation of SIG Combibloc (Schweiz) AG
3	.115.*	Articles of Incorporation of SIG Combibloc Group AG
3	.116.*	Organizational Bylaws of SIG Combibloc Group AG
3	.117.*	Articles of Incorporation of SIG Combibloc Procurement AG
3	.118.*	Organizational Bylaws of SIG Combibloc Procurement AG
3	.119.*	Articles of Incorporation of SIG Reinag AG
3	.120.*	Articles of Incorporation of SIG Schweizerische Industrie-Gesellschaft AG
3	.121.*	Articles of Incorporation of SIG Technology AG
3	.122.*	Memorandum of Association of SIG Combibloc Ltd. (Thailand)
3	.123.*	Articles of Association of SIG Combibloc Ltd. (Thailand)
3	.124.*	Memorandum of Association of Closure Systems International (UK) Limited
3	.125.*	Articles of Association of Closure Systems International (UK) Limited
3	.126.*	Memorandum of Association of Ivex Holdings, Ltd.
3	.127.*	Articles of Association of Ivex Holdings, Ltd.
3	.128.*	Memorandum of Association of Kama Europe Limited
3	.129.*	Articles of Association of Kama Europe Limited
3	.130.*	Memorandum of Association of Reynolds Consumer Products (UK) Limited
3	.131.*	Articles of Association of Reynolds Consumer Products (UK) Limited
3	.132.*	Memorandum of Association of Reynolds SubCo (UK) Limited
3	.133.*	Articles of Association Baco Consumer Products Limited (now known as Reynolds SubCo (UK) Limited)
3	.134.*	Memorandum of Association of SIG Combibloc Limited

Exhibit Number		Exhibit Description

3	.135.*	Articles of Association of SIG Combibloc Limited
3	.136.*	Memorandum of Association of SIG Holdings (UK) Limited
3	.137.*	New Articles of Association of SIG Holdings (UK) Limited
3	.138.*	Articles of Incorporation of Dopaco Canada, Inc.
3	.139.*	By-laws of Dopaco Canada, Inc.
3	.140.*	Articles of Incorporation of Garven Incorporated.
3	.141.*	By-laws of Garven Incorporated
3	.142.*	Articles of Incorporation of Conference Cup Ltd.
3	.143.*	By-laws of Conference Cup Ltd. .
3	.144.**	Certificate of Formation of Pactiv LLC (formerly known as Pactiv Corporation)
3	.145.**	Limited Liability Company Agreement of Pactiv LLC (formerly known as Pactiv Corporation)
3	.146.*	Certificate of Formation of Pactiv Factoring LLC
3	.147.*	Amended and Restated Limited Liability Company Agreement of Pactiv Factoring LLC
3	.148.*	Certificate of Incorporation of Pactiv Germany Holdings, Inc.
3	.149.*	Amended and Restated By-Laws of Pactiv Germany Holdings, Inc.
3	.150.*	Certificate of Incorporation of Pactiv International Holdings Inc.
3	.151.*	Amended and Restated By-Laws of Pactiv International Holdings Inc.
3	.152.*	Certificate of Formation of Pactiv Management Company LLC
3	.153.*	Limited Liability Company Agreement of Pactiv Management Company LLC
3	.154.*	Certificate of Formation of Pactiv Retirement Administration LLC
3	.155.*	Amended and Restated Limited Liability Company Agreement of Pactiv Retirement Administration LLC
3	.156.*	Certificate of Formation of Pactiv RSA LLC
3	.157.*	Amended and Restated Limited Liability Company Agreement of Pactiv RSA LLC
3	.158.*	Certificate of Incorporation of PCA West Inc.
3	.159.*	Amended and Restated By-Laws of PCA West Inc.
3	.160.*	Amended and Restated Certificate of Incorporation of Prairie Packaging, Inc.
3	.161.*	Amended and Restated By-Laws of Prairie Packaging, Inc.
3	.162.*	Fourth Amended and Restated Certificate of Incorporation of PWP Holdings, Inc.
3	.163.*	Amended and Restated By-Laws of PWP Holdings, Inc.
3	.164.*	Amended and Restated Certificate of Incorporation of PWP Industries, Inc.
3	.165.*	Amended and Restated By-Laws of PWP Industries, Inc. .
3	.166.*	Restated Certificate of Incorporation of Newspring Industrial Corp.
3	.167.*	Amended and Restated By-Laws of Newspring Industrial Corp.
3	.168.*	Memorandum of Association of J. &W. Baldwin (Holdings) Limited
3	.169.*	Articles of Association of J. & W. Baldwin (Holdings) Limited
3	.170.*	Memorandum of Association of The Baldwin Group Limited
3	.171.*	Articles of Association of The Baldwin Group Limited
3	.172.*	Memorandum of Association of Omni-Pac U.K. Limited
3	.173.*	Articles of Association of Omni-Pac U.K. Limited
3	.174.*	Articles of Association of Omni-Pac Ekco GmbH Verpackungsmittel
3	.175.*	Articles of Association of Omni-Pac GmbH Verpackungsmittel
3	.176.*	Articles of Association of Pactiv Deutschland Holdinggesellschaft Mbh
3	.177.*	Certificate of Incorporation of Reynolds Manufacturing, Inc.

Exhibit Number		Exhibit Description

3	.178.*	By-laws of Pactiv Foodservice Mexico, S. de R.L. de C.V. (formerly known as Central de Bolsas, S. de R.L. de C.V.)
3	.179.*	By-laws of Grupo Corporativo Jaguar, S.A. de C.V.
3	.180.*	By-laws of Pactiv Mexico, S. de R.L. de C.V.
3	.181.*	By-laws of Servicios Industriales Jaguar, S.A. de C.V.
3	.182.*	By-laws of Servicio Terrestre Jaguar, S.A. de C.V.
3	.183.**	Articles of Amalgamation of Pactiv Canada Inc.
3	.184.*	By-Law No. 1 of Pactiv Canada Inc.
3	.185.*	Certificate of Formation of BCP/Graham Holdings L.L.C.
3	.186.*	Limited Liability Company Agreement of BCP/Graham Holdings L.L.C.
3	.187.*	Certificate of Formation of GPC Holdings LLC
3	.188.*	Limited Liability Company Agreement of GPC Holdings LLC
3	.189.*	Certificate of Incorporation of Graham Packaging Company Inc.
3	.190.*	By-laws of Graham Packaging Company Inc.
3	.191.*	By-laws of Reynolds Manufacturing, Inc.
3	.192.*	Certificate of Incorporation of RenPac Holdings Inc.
3	.193.*	By-laws of RenPac Holdings Inc.
4	.1.*	7.75% Senior Secured Notes due 2016 Indenture, dated as of November 5, 2009, among Reynolds Group DL Escrow Inc., Reynolds Group Escrow LLC and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.1.1.*	First Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of November 5, 2009, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.1.2.*	Second Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of December 2, 2009, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.1.3.*	Third Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of January 29, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.1.4.*	Fourth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of February 2, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, and Closure Systems International Americas, Inc., as additional guarantor and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.1.5.*	Fifth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of February 25, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, Closure Systems International (Hong Kong) Limited and SIG Combibloc Limited, as additional guarantors and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent

Exhibit Number		Exhibit Description

4	.1.6.*	Sixth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of March 4, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.1.7.*	Seventh Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of March 30, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.1.8.*	Eighth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of May 4, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.1.9.*	Ninth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of June 17, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, Whakatane Mill Australia Pty. Limited, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and original collateral agent and Wilmington Trust (London) Limited as additional collateral agent
4	.1.10.*	Tenth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016, dated as of September 1, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.1.11.*	Eleventh Supplemental Indenture to the 7.75% Senior Secured Notes due 2016, dated as of November 9, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.1.12.*	Twelfth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.1.13.*	Thirteenth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.1.14.*	Fourteenth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent

Exhibit Number		Exhibit Description

4	.1.15.*	Fifteenth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.1.16.*	Sixteenth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016, dated as of April 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.1.17.*	Seventeenth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of May 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.1.18.*	Eighteenth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of August 9, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.1.19.*	Nineteenth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of August 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.1.20.*	Twentieth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.1.21.*	Twenty-First Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.2.*	8.50% Senior Notes due 2018 Indenture, dated as of May 4, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., certain additional note guarantors listed thereto, The Bank of New York Mellon as trustee, principal paying agent, transfer agent and registrar and The Bank of New York Mellon, London Branch, as paying agent
4	.2.1.*	First Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of June 17, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., certain additional note guarantors listed thereto, Beverage Packaging Holdings (Luxembourg) I S.A, Whakatane Mill Australia Pty. Limited and The Bank of New York Mellon, as trustee
4	.2.2.*	Second Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of August 27, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and transfer agent and The Bank of New York Mellon, as paying agent

Exhibit Number		Exhibit Description

4	.2.3.*	Third Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of September 1, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee
4	.2.4.*	Fourth Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of November 9, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee
4	.2.5.*	Fifth Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.2.6.*	Sixth Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.2.7.*	Seventh Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.2.8.*	Eighth Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of March 2, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar
4	.2.9.*	Ninth Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of April 19, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar
4	.2.10.*	Tenth Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of May 2, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee
4	.2.11.*	Eleventh Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of August 5, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee
4	.2.12.*	Twelfth Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of August 9, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee
4	.2.13.*	Thirteenth Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of August 19, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee
4	.2.14.*	Fourteenth Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of September 8, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee

Exhibit Number		Exhibit Description

4	.2.15.*	Fifteenth Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of October 14, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee
4	.3.*	7.125% Senior Secured Notes due 2019 Indenture, dated as of October 15, 2010, among RGHL US Escrow I LLC, RGHL US Escrow Issuer I Inc. RGHL Escrow Issuer (Luxembourg) I S.A. and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, Wilmington Trust (London) Limited, as additional collateral agent and The Bank of New York Mellon, London Branch, as paying agent
4	.3.1.*	First Senior Secured Notes Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.3.2.*	Second Senior Secured Notes Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.3.3.*	Third Senior Secured Notes Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.3.4.*	Fourth Senior Secured Notes Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.3.5.*	Fifth Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of January 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.3.6.*	Sixth Supplemental Indenture to the 7.125% Senior Secured Notes due 2019, Indenture, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.3.7.*	Seventh Supplemental Indenture to the 7.125% Senior Secured Notes due 2019, Indenture, dated as of April 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent

Exhibit Number		Exhibit Description

4	.3.8.*	Eighth Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of May 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.3.9.*	Ninth Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of August 5, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.3.10.*	Tenth Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of August 9, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.3.11.*	Eleventh Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of August 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.3.12.*	Twelfth Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.3.13.*	Thirteenth Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.3.14.*	Fourteenth Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.4.*	9.000% Senior Notes due 2019 Indenture, dated as of October 15, 2010, among RGHL US Escrow I LLC, RGHL US Escrow Issuer I Inc. RGHL Escrow Issuer (Luxembourg) I S.A. , The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar and The Bank of New York Mellon, London Branch, as paying agent
4	.4.1.*	First Senior Notes Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent

Exhibit Number		Exhibit Description

4	.4.2.*	Second Senior Notes Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.4.3.*	Third Senior Notes Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.4.4.*	Fourth Senior Notes Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.4.5.*	Fifth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of January 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.4.6.*	Sixth Supplemental Indenture to the 9.000% Senior Notes due 2019, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar
4	.4.7.*	Seventh Supplemental Indenture to the 9.000% Senior Notes due 2019, dated as of April 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar
4	.4.8.*	Eighth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of May 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.4.9.*	Ninth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of August 5, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.4.10.*	Tenth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of August 9, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.4.11.*	Eleventh Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of August 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent

Exhibit Number		Exhibit Description

4	.4.12.*	Twelfth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.4.13.*	Thirteenth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.4.14.*	Fourteenth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.5.*	6.875% Senior Secured Notes due 2021 Indenture, dated as of February 1, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, collateral agent and registrar, Wilmington Trust (London) Limited, as additional collateral agent and The Bank of New York Mellon, London Branch, as paying agent
4	.5.1.*	First Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.5.2.*	Second Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.5.3.*	Third Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.5.4.*	Fourth Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated April 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.5.5.*	Fifth Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated as of May 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent

Exhibit Number		Exhibit Description

4	.5.6.*	Sixth Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated as of June 7, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.5.7.*	Seventh Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated as of August 5, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.5.8.*	Eighth Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated as of August 9, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.5.9.*	Ninth Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated as of August 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.5.10.*	Tenth Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.5.11.*	Eleventh Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.5.12.*	Twelfth Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent
4	.6.*	8.250% Senior Notes due 2021 Indenture, dated as of February 1, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar and The Bank of New York Mellon, London Branch, as paying agent
4	.6.1.*	First Supplemental Indenture to the 8.250% Senior Notes due 2021 Indenture, dated March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar

Exhibit Number		Exhibit Description

4	.6.2.*	Second Supplemental Indenture to the 8.250% Senior Notes due 2021 Indenture, dated March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar
4	.6.3.*	Third Supplemental Indenture to the 8.250% Senior Notes due 2021 Indenture, dated March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar
4	.6.4.*	Fourth Supplemental Indenture to the 8.250% Senior Notes due 2021 Indenture, dated April 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar*
4	.6.5.*	Fifth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of May 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.6.6.*	Sixth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of June 7, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.6.7.*	Seventh Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of August 5, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.6.8.*	Eighth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of August 9, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.6.9.*	Ninth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of August 19, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.6.10.*	Tenth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.6.11.*	Eleventh Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent

Exhibit Number		Exhibit Description

4	.6.12.*	7.875% Senior Secured Notes due 2019 Indenture, dated as of August 9, 2011 among RGHL US Escrow II Inc., RGHL US Escrow II LLC, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, collateral agent and registrar, Wilmington Trust (London) Limited, as additional collateral agent and The Bank of New York Mellon, London Branch, as paying agent
4	.6.13.*	First Senior Secured Notes Supplemental Indenture to the 7.875% Senior Secured Notes due 2019 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.6.14.*	Second Senior Secured Notes Supplemental Indenture to the 7.875% Senior Secured Notes due 2019 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.6.15.*	9.875% Senior Notes due 2019 Indenture, dated as of August 9, 2011 among RGHL US Escrow II Inc., RGHL US Escrow II LLC, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, and registrar and The Bank of New York Mellon, London Branch, as paying agent
4	.6.16.*	First Senior Notes Supplemental Indenture to the 9.875% Senior Notes due 2019 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.6.17.*	Second Senior Notes Supplemental Indenture to the 9.875% Senior Notes due 2019 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.6.18.*	Twelfth Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.6.19.*	Third Senior Secured Notes Supplemental Indenture to the 7.875% Senior Secured Notes due 2019 Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent
4	.6.20.*	Third Senior Notes Supplemental Indenture to the 9.875% Senior Notes due 2019 Indenture, dated as of October 14, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent
4	.7.*	Registration Rights Agreement to the 7.75% Senior Secured Notes due 2016, dated as of November 5, 2009, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., certain additional note guarantors listed thereto and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers
4	.7.1.*	First Joinder to the 7.75% Senior Secured Notes due 2016 Registration Rights Agreement, dated as of December 2, 2009, among certain additional note guarantors listed thereto
4	.7.2.*	Second Joinder to the 7.75% Senior Secured Notes due 2016 Registration Rights Agreement, dated as of January 29, 2010, among certain additional note guarantors listed thereto

Exhibit Number		Exhibit Description

4	.7.3.*	Third Joinder to the 7.75% Senior Secured Notes due 2016 Registration Rights Agreement, dated as of February 2, 2010, among certain additional note guarantors listed thereto
4	.7.4.*	Fourth Joinder to the 7.75% Senior Secured Notes due 2016 Registration Rights Agreement, dated as of February 25, 2010, among certain additional note guarantors listed thereto
4	.7.5.*	Fifth Joinder to the 7.75% Senior Secured Notes due 2016 Registration Rights Agreement, dated as of March 4, 2010, among certain additional note guarantors listed thereto
4	.7.6.*	Sixth Joinder to the 7.75% Senior Secured Notes due 2016 Registration Rights Agreement, dated of March 30 2010, among certain additional note guarantors listed thereto
4	.7.7.*	Seventh Joinder to the 7.75% Senior Secured Notes due 2016 Registration Rights Agreement, dated as of May 4, 2010, among certain additional note guarantors listed thereto
4	.7.8.*	Eighth Joinder to the 7.75% Senior Secured Notes due 2016 Registration Rights Agreement, dated as of June 17, 2010, among certain additional note guarantors listed thereto
4	.7.9.*	Ninth Joinder to the 7.75% Senior Secured Notes due 2016 Registration Rights Agreement, dated as of November 5, 2009, among certain additional note guarantors listed thereto
4	.8.*	Registration Rights Agreement to the 8.5% Senior Notes due 2018, dated as of May 4, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., certain additional note guarantors listed thereto and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers
4	.8.1.*	First Joinder to the 8.5% Senior Notes due 2018 Registration Rights Agreement, dated as of June 17, 2010, among certain additional note guarantors listed thereto
4	.8.2.*	Second Joinder to the 8.5% Senior Notes due 2018 Registration Rights Agreement, dated as of August 27, 2010, among certain additional note guarantors listed thereto
4	.8.3.*	Third Joinder to the 8.5% Senior Notes due 2018 Registration Rights Agreement, dated as of January 14, 2010, among certain additional note guarantors listed thereto
4	.8.4.*	Fourth Joinder to the 8.5% Senior Notes due 2018 Registration Rights Agreement, dated as of August 5, 2011, among certain additional note guarantors listed thereto
4	.9.*	Registration Rights Agreement to the 7.125% Senior Secured Notes due 2019, dated October 15, 2010
4	.9.1.*	First Joinder to the 7.125% Senior Secured Notes due 2019 Registration Rights Agreement, dated November 16, 2010, among certain additional note guarantors listed thereto
4	.9.2.*	Second Joinder to the 7.125% Senior Secured Notes due 2019 Registration Rights Agreement, dated November 16, 2010, among certain additional note guarantors listed thereto
4	.9.3.*	Third Joinder to the 7.125% Senior Secured Notes due 2019 Registration Rights Agreement, dated as of January 14, 2011, among certain additional note guarantors listed thereto
4	.9.4.*	Fourth Joinder to the 7.125% Senior Secured Notes due 2019 Registration Rights Agreement, dated as of August 5, 2011, among certain additional note guarantors listed thereto
4	.10.*	Registration Rights Agreement to Senior Notes to the 9.000% Senior Notes due 2019, dated October 15, 2010
4	.10.1.*	First Joinder to the 9.000% Senior Notes due 2019 Registration Rights Agreement, dated November 16, 2010, among certain additional note guarantors listed thereto
4	.10.2.*	Second Joinder to the 9.000% Senior Notes due 2019 Registration Rights Agreement, dated November 16, 2010, among certain additional note guarantors listed thereto
4	.10.3.*	Third Joinder to the 9.000% Senior Notes due 2019 Registration Rights Agreement, dated as of January 14, 2011, among certain additional note guarantors listed thereto
4	.10.4.*	Fourth Joinder to the 9.000% Senior Notes due 2019 Registration Rights Agreement, dated as of August 5, 2011, among certain additional note guarantors listed thereto
4	.11.*	Registration Rights Agreement to the 6.875% Senior Secured Notes due 2021, dated as of February 1, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., the Closing Date Guarantors and Credit Suisse Securities (USA) LLC

Exhibit Number		Exhibit Description

4	.11.1.*	First Joinder to the 6.875% Senior Secured Notes due 2021 Registration Rights Agreement, dated March 2, 2011, among certain additional note guarantors listed thereto
4	.11.2.*	Second Joinder to the 6.875% Senior Secured Notes due 2021 Registration Rights Agreement, dated March 2, 2011, among certain additional note guarantors listed thereto
4	.11.3.*	Third Joinder to the 6.875% Senior Secured Notes due 2021 Registration Rights Agreement, dated June 7, 2011, among certain additional note guarantors listed thereto
4	.11.4.*	Fourth Joinder to the 6.875% Senior Secured Notes due 2021 Registration Rights Agreement, dated August 5, 2011, among certain additional note guarantors listed thereto
4	.12.*	Registration Rights Agreement to the 8.250% Senior Notes due 2021, dated as of February 1, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., the Closing Date Guarantors and Credit Suisse Securities (USA) LLC
4	.12.1.*	First Joinder to the 8.250% Senior Notes due 2021 Registration Rights Agreement, dated March 2, 2011, among certain additional note guarantors listed thereto
4	.12.2.*	Second Joinder to the 8.250% Senior Notes due 2021 Registration Rights Agreement, dated March 2, 2011, among certain additional note guarantors listed thereto
4	.12.3.*	Third Joinder to the 8.250% Senior Notes due 2021 Registration Rights Agreement, dated June 7, 2011, among certain additional note guarantors listed thereto
4	.12.4.*	Fourth Joinder to the 8.250% Senior Notes due 2021 Registration Rights Agreement, dated August 5, 2011, among certain additional note guarantors listed thereto
4	.12.5.*	Registration Rights Agreement to the 7.875% Senior Secured Notes due 2019, dated as of August 9, 2011
4	.12.6.*	First Joinder to the 7.875% Senior Secured Notes due 2019 Registration Rights Agreement, dated September 8, 2011, among certain additional note guarantors listed thereto
4	.12.7.*	Second Joinder to the 6.875% Senior Secured Notes due 2021 Registration Rights Agreement, dated September 8, 2011, among certain additional note guarantors listed thereto
4	.12.8.*	Registration Rights Agreement to the 9.875% Senior Notes due 2019, dated as of August 9, 2011
4	.12.9.*	First Joinder to the 9.875% Senior Notes due 2019 Registration Rights Agreement, dated September 8, 2011, among certain additional note guarantors listed thereto
4	.12.10.*	Second Joinder to the 9.875% Senior Notes due 2019 Registration Rights Agreement, dated September 8, 2011, among certain additional note guarantors listed thereto
4	.12.11.*	Third Joinder to the 9.875% Senior Notes due 2019 Registration Rights Agreement, dated October 14, 2011, among certain additional note guarantors listed thereto
4	.12.12.*	Third Joinder to the 6.875% Senior Secured Notes due 2021 Registration Rights Agreement, dated October 14, 2011, among certain additional note guarantors listed thereto
4	.13.*	Collateral Agreement, dated as of November 5, 2009, among Reynolds Consumer Products Holdings Inc., Reynolds Group Holdings Inc., Closure Systems International Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., the grantors from time to time party thereto and The Bank Of New York Mellon, as collateral agent
4	.13.1.*	Supplement No. 1 to the Collateral Agreement, dated as of January 29, 2010, between Closure Systems International (Hungary) Kft. and The Bank of New York Mellon, as collateral agent
4	.13.2.*	Supplement No. 2 to the Collateral Agreement, dated as of February 2, 2010, between Closure Systems International Americas, Inc. and The Bank of New York Mellon, as collateral agent
4	.13.3.*	Supplement No. 3 to the Collateral Agreement, dated as of May 4, 2010, between Evergreen Packaging Inc. and The Bank of New York Mellon, as collateral agent
4	.13.4.*	Supplement No. 4 to the Collateral Agreement, dated as of May 4, 2010, between Evergreen Packaging USA Inc. and The Bank of New York Mellon, as collateral agent
4	.13.5.*	Supplement No. 5 to the Collateral Agreement, dated as of May 4, 2010, between Evergreen Packaging International (US) Inc. and The Bank of New York Mellon, as collateral agent
4	.13.6.*	Supplement No. 6 to the Collateral Agreement, dated as of May 4, 2010, between Blue Ridge Holding Corp. and The Bank of New York Mellon, as collateral agent

Exhibit Number		Exhibit Description

4	.13.7.*	Supplement No. 7 to the Collateral Agreement, dated as of May 4, 2010, between Blue Ridge Paper Products Inc. and The Bank of New York Mellon, as collateral agent
4	.13.8.*	Supplement No. 8 to the Collateral Agreement, dated as of May 4, 2010, between by BRPP LLC and The Bank of New York Mellon, as collateral agent
4	.13.9.*	Supplement No. 9 to the Collateral Agreement dated as of September 1, 2010, between Reynolds Packaging Inc. and The Bank of New York Mellon, as collateral agent
4	.13.10.*	Supplement No. 10 to the Collateral Agreement, dated as of September 1, 2010, between Reynolds Flexible Packaging Inc. and The Bank of New York Mellon, as collateral agent
4	.13.11.*	Supplement No. 11 to the Collateral Agreement, dated as of September 1, 2010, between Reynolds Food Packaging LLC and The Bank of New York Mellon, as collateral agent
4	.13.12.*	Supplement No. 12 to the Collateral Agreement, dated as of September 1, 2010, between Reynolds Packaging Kama Inc. and The Bank of New York Mellon, as collateral agent
4	.13.13.*	Supplement No. 13 to the Collateral Agreement, dated as of November 5, 2009, between Reynolds Packaging LLC and The Bank of New York Mellon, as collateral agent, dated September 1, 2010.
4	.13.14.*	Supplement No. 14 to the Collateral Agreement, dated as of September 1, 2010, between Ultra Pac, Inc. and The Bank of New York Mellon, as collateral agent
4	.13.15.*	Supplement No. 16 to the Collateral Agreement, dated as of November 16, 2010, between Pactiv Corporation and The Bank of New York Mellon, as collateral agent
4	.13.16.*	Supplement No. 17 to the Collateral Agreement, dated as of November 16, 2010, between Pactiv Factoring LLC and The Bank of New York Mellon, as collateral agent
4	.13.17.*	Supplement No. 18 to the Collateral Agreement, dated as of November 16, 2010, between Pactiv RSA LLC and The Bank of New York Mellon, as collateral agent
4	.13.18.*	Supplement No. 19 to the Collateral Agreement, dated as of November 16, 2010, between Pactiv Retirement Administration LLC and The Bank of New York Mellon, as collateral agent
4	.13.19.*	Supplement No. 20 to the Collateral Agreement, dated as of November 16, 2010, between Pactiv Germany Holdings Inc. and The Bank of New York Mellon, as collateral agent
4	.13.20.*	Supplement No. 21 to the Collateral Agreement, dated as of November 16, 2010, between Pactiv International Holdings Inc. and The Bank of New York Mellon, as collateral agent
4	.13.21.*	Supplement No. 22 to the Collateral Agreement, dated as of November 16, 2010, between Pactiv Management Company LLC and The Bank of New York Mellon, as collateral agent
4	.13.22.*	Supplement No. 23 to the Collateral Agreement, dated as of November 16, 2010, between PCA West Inc. and The Bank of New York Mellon, as collateral agent
4	.13.23.*	Supplement No. 24 to the Collateral Agreement, dated as of November 16, 2010, between Prairie Packaging, Inc. and The Bank of New York Mellon, as collateral agent
4	.13.24.*	Supplement No. 25 to the Collateral Agreement, dated as of November 16, 2010, between PWP Holdings, Inc. and The Bank of New York Mellon, as collateral agent
4	.13.25.*	Supplement No. 26 to the Collateral Agreement, dated as of November 16, 2010, between PWP Industries, Inc. and The Bank of New York Mellon, as collateral agent
4	.13.26.*	Supplement No. 27 to the Collateral Agreement, dated as of November 16, 2010, between Newspring Industrial Corp. and The Bank of New York Mellon, as collateral agent
4	.13.27.*	Supplement No. 28 to the Collateral Agreement, dated as of May 2, 2011, between Dopaco, Inc. and The Bank of New York Mellon
4	.13.28.*	Supplement No. 29 to the Collateral Agreement, dated as of August 19, 2011, between Bucephalas Acquisition Corp. and The Bank of New York Mellon
4	.13.29.*	Supplement No. 30 to the Collateral Agreement, dated as of September 8, 2011, between Graham Packaging Company Inc. and The Bank of New York Mellon
4	.13.30.*	Supplement No. 31 to the Collateral Agreement, dated as of September 8, 2011, between GPC Holdings LLC and The Bank of New York Mellon

Exhibit Number		Exhibit Description

4	.13.31.*	Supplement No. 32 to the Collateral Agreement, dated as of September 8, 2011, between BCP/Graham Holdings L.L.C. and The Bank of New York Mellon
4	.13.32.*	Supplement No. 33 to the Collateral Agreement, dated as of October 14, 2011, between Reynolds Manufacturing, Inc. and The Bank of New York Mellon
4	.13.33.*	Supplement No. 34 to the Collateral Agreement, dated as of October 14, 2011, between RenPac Holdings Inc. and The Bank of New York Mellon
4	.14.*	First Lien Intercreditor Agreement, dated as of November 5, 2009, among The Bank of New York Mellon, as collateral agent, Credit Suisse, as representative under the Credit Agreement, The Bank of New York Mellon, as Representative under the Indenture, each grantor and each additional representative from time to time party thereto.
4	.14.1.*	Amendment No. 1 and Joinder to the First Lien Intercreditor Agreement, dated January 21, 2010
4	.14.2.*	Joinder to the First Lien Intercreditor Agreement, dated as of November 16, 2010, among The Bank of New York Mellon and Wilmington Trust (London) Limited, as collateral agents for the Secured Parties, Credit Suisse AG, as Representative for the Credit Agreement Secured Parties, The Bank of New York Mellon, as Representative for the Indenture Secured Parties, each Grantor party thereto and each additional Representative from time to time party thereto for the Additional Secured Parties of the Series with respect to which it is acting in such capacity
4	.14.3.*	Joinder to the First Lien Intercreditor Agreement, dated as of February 1, 2011, among The Bank of New York Mellon and Wilmington Trust (London) Limited, as collateral agents for the Secured Parties, Credit Suisse AG, as Representative for the Credit Agreement Secured Parties, The Bank of New York Mellon, as Representative for the Indenture Secured Parties, The Bank of New York Mellon, as Representative under the Indenture dated October 15, 2010, The Bank of New York Mellon and Wilmington Trust (London) Limited, each Grantor party thereto and each additional Representative from time to time party thereto for the Additional Secured Parties of the Series with respect to which it is acting in such capacity.
4	.14.4.*	Joinder to the First Lien Intercreditor Agreement, dated as of September 8, 2011 among The Bank of New York Mellon and Wilmington Trust (London) Limited, as collateral agents for the Secured Parties, Credit Suisse AG, as Representative for the Credit Agreement Secured Parties, The Bank of New York Mellon, as Representative for the Indenture Secured Parties, The Bank of New York Mellon, as Representative under the Indenture dated October 15, 2010, The Bank of New York Mellon, as Representative under the Indenture dated February 1, 2011, The Bank of New York Mellon and Wilmington Trust (London) Limited, each Grantor party thereto and each additional Representative from time to time party thereto for the Additional Secured Parties of the Series with respect to which it is acting in such capacity.
4	.15.*	Amendment and Restatement Agreement, dated as of November 5, 2009, relating to an Intercreditor Agreement dated May 11, 2007, between, among others, Reynolds Group Holdings Limited (formerly Rank Group Holdings Limited), Beverage Packaging Holdings (Luxembourg) I S.A. (formerly Rank Holdings I S.A.), Beverage Packaging Holdings (Luxembourg) II S.A. (formerly Rank Holdings II S.A.), Credit Suisse AG, Cayman Islands Branch (formerly Credit Suisse Cayman Islands Branch) as administrative agent, Credit Suisse AG (formerly Credit Suisse) as senior issuing bank, The Bank of New York Mellon as collateral agent, senior secured notes trustee and high yield noteholders trustee and Credit Suisse AG (formerly Credit Suisse) as security trustee
4	.15.1.*	Form of Accession Deed to the Interecreditor Agreement
4	.15.2.*	Schedule to Form of Accession Deed to the Interecreditor Agreement
4	.15.3.*	Amendment Agreement of November 5, 2010 relating to an Intercreditor Agreement dated May 11, 2007
4	.15.4.*	Accession Agreement dated November 16, 2010 by The Bank of New York Mellon, as trustee for certain senior secured notes due 2019 to the Intercreditor Agreement, dated May 11, 2007 and made between, among others, Reynolds Group Holdings Limited, Beverage Packaging Holdings (Luxembourg) I S.A., Credit Suisse AG, as administrative agent, Credit Suisse AG, as senior issuing bank, The Bank of New York Mellon, as collateral agent, senior secured notes trustee and high yield noteholders trustee and Credit Suisse AG, as security trustee

Exhibit Number		Exhibit Description

4	.15.5.*	Accession Agreement dated February 1, 2011 by The Bank of New York Mellon, as trustee for certain senior secured notes due 2021 to the Intercreditor Agreement, dated May 11, 2007 and made between, among others, Reynolds Group Holdings Limited, Beverage Packaging Holdings (Luxembourg) I S.A., Credit Suisse AG, as administrative agent, Credit Suisse AG, as senior issuing bank, The Bank of New York Mellon, as collateral agent, senior secured notes trustee and high yield noteholders trustee and Credit Suisse AG, as security trustee
4	.15.6.*	Accession Agreement dated September 8, 2011 by The Bank of New York Mellon, as trustee for certain senior secured notes due 2019 to the Intercreditor Agreement, dated May 11, 2007 and made between, among others, Reynolds Group Holdings Limited, Beverage Packaging Holdings (Luxembourg) I S.A., Credit Suisse AG, as administrative agent, Credit Suisse AG, as senior issuing bank, The Bank of New York Mellon, as collateral agent, senior secured notes trustee and high yield noteholders trustee and Credit Suisse AG, as security trustee
4	.16.*	Form of Global Certificate Representing the Dollar Denominated 7.75% Senior Secured Notes due 2016 (included in Exhibit 4.1 hereto)
4	.17.*	Form of Global Certificate Representing the Euro Denominated 7.75% Senior Secured Notes due 2016 (included in Exhibit 4.1 hereto)
4	.18.*	Form of 8.50% Senior Note due 2018 (included in Exhibit 4.2 hereto)
4	.19.*	Form of 7.125% Senior Secured Note due 2019 (included in Exhibit 4.3 hereto)
4	.20.*	Form of 9.000% Senior Note due 2019 (included in Exhibit 4.4 hereto)
4	.21.*	Form of 6.875% Senior Secured Note due 2021 (included in Exhibit 4.5 hereto)
4	.21.1.*	Form of 8.250% Senior Note due 2021 (included in Exhibit 4.6 hereto)
4	.22.*	Form of 7.875% Senior Secured Note due 2019 (included in Exhibit 4.6.12 hereto)
4	.22.1.*	Form of 9.875% Senior Note due 2019 (included in Exhibit 4.6.15 hereto)
4	.23.*	Copyright Security Agreement, dated as of November 5, 2009, among the grantors listed thereto and The Bank of New York Mellon, as collateral agent.
4	.24.*	Patent Security Agreement, dated as of November 5, 2009, among the grantors listed thereto and The Bank of New York Mellon, as collateral agent.
4	.25.*	Trademark Security Agreement, dated as of November 5, 2009, among the grantors listed thereto and The Bank of New York Mellon, as collateral agent.
4	.26.*	Share Pledge Agreement Relating to the Shares in Closure Systems International Deutschland GmbH, dated as of November 5, 2009, between Closure Systems International Holdings (Germany) GmbH and The Bank of New York Mellon as collateral agent
4	.27.*	Global Assignment Agreement, dated as of November 5, 2009, between Closure Systems International Deutschland GmbH and The Bank of New York Mellon as collateral agent
4	.28.*	Account Pledge Agreement, dated as of November 5, 2009, between Closure Systems International Deutschland Real Estate GmbH & Co KG and The Bank of New York Mellon as collateral agent
4	.29.*	Security Transfer Agreement, dated as of November 5, 2009, between Closure Systems International Deutschland GmbH and The Bank of New York Mellon as collateral agent
4	.30.*	Global Assignment Agreement, dated as of November 5, 2009, between Closure Systems International Deutschland Real Estate GmbH & Co KG and The Bank of New York Mellon as collateral agent
4	.31.*	Account Pledge Agreement, dated as of November 5, 2009, between Closure Systems International Deutschland Real Estate GmbH & Co KG and The Bank of New York Mellon as collateral agent
4	.32.*	Security Purpose Agreement relating to Land Charges, dated as of November 5, 2009, between Closure Systems International Deutschland Real Estate GmbH & Co KG and The Bank of New York Mellon as collateral agent

Exhibit Number		Exhibit Description

4	.33.*	Share Pledge Agreement Relating to the Shares in Closure Systems International Holdings (Germany) GmbH, dated as of November 5, 2009, between Closure Systems International B.V. and The Bank of New York Mellon as collateral agent
4	.34.*	Account Pledge Agreement, dated as of November 5, 2009, between Closure Systems International Holdings (Germany) GmbH and The Bank of New York Mellon as collateral agent
4	.35.*	Global Assignment Agreement, dated as of November 5, 2009, between Closure Systems International Holdings (Germany) GmbH and The Bank of New York Mellon as collateral agent
4	.36.*	Share Pledge Agreement Relating to the Shares in SIG Beverages Germany GmbH, SIG International Services GmbH, SIG Information Technology GmbH, SIG Combibloc GmbH and SIG Combibloc Holdings GmbH, dated as of November 5, 2009, between SIG Euro Holding AG & Co. KG aA and The Bank of New York Mellon as collateral agent
4	.37.*	Global Assignment Agreement, dated as of November 5, 2009, between SIG Beverages Germany GmbH and The Bank of New York Mellon as collateral agent
4	.38.*	Account Pledge Agreement, dated as of November 5, 2009, between SIG Beverages Germany GmbH and The Bank of New York Mellon as collateral agent
4	.39.*	Share Pledge Agreement Relating to the Shares in SIG Combibloc Holding GmbH, dated as of November 5, 2009, between SIG Combibloc Group AG and The Bank of New York Mellon as collateral agent
4	.40.*	Global Assignment Agreement, dated as of November 5, 2009, between SIG Combibloc Holding GmbH and The Bank of New York Mellon as collateral agent
4	.41.*	Account Pledge Agreement, dated as of November 5, 2009, between SIG Combibloc Holding GmbH and The Bank of New York Mellon as collateral agent
4	.42.*	Share Pledge Agreement Relating to the Shares in SIG Combibloc Systems GmbH, SIG Vietnam Beteiligungs GmbH and SIG Combibloc GmbH, dated as of November 5, 2009, between SIG Combibloc Holding GmbH, SIG Euro Holding AG & Co. KG aA and The Bank of New York Mellon as collateral agent
4	.43.*	Global Assignment Agreement, dated as of November 5, 2009, between SIG Combibloc GmbH and The Bank of New York Mellon as collateral agent
4	.44.*	Account Pledge Agreement, dated as of November 5, 2009, between SIG Combibloc GmbH and The Bank of New York Mellon as collateral agent
4	.45.*	Security Transfer Agreement, dated as of November 5, 2009, between SIG Combibloc GmbH and The Bank of New York Mellon as collateral agent
4	.46.*	Security Transfer Agreement And Assignment Agreement Regarding Intellectual Property Rights, dated as of November 5, 2009, between SIG Combibloc GmbH and The Bank of New York Mellon as collateral agent
4	.47.*	Global Assignment Agreement, dated as of November 5, 2009, between SIG Combibloc Systems GmbH and The Bank of New York Mellon as collateral agent
4	.48.*	Account Pledge Agreement, dated as of November 5, 2009, between SIG Combibloc Systems GmbH and The Bank of New York Mellon as collateral agent
4	.49.*	Security Transfer Agreement, dated as of November 5, 2009, between SIG Combibloc Systems GmbH and The Bank of New York Mellon as collateral agent
4	.50.*	Security Transfer Agreement And Assignment Agreement Regarding Intellectual Property Rights, dated as of November 5, 2009, between SIG Combibloc Systems GmbH and The Bank of New York Mellon as collateral agent
4	.51.*	Share Pledge Agreement Relating to the Shares in SIG Combibloc Zerspanungstechnik GmbH, dated as of November 5, 2009, between SIG Combibloc Systems GmbH and The Bank of New York Mellon as collateral agent
4	.52.*	Global Assignment Agreement, dated as of November 5, 2009, between SIG Combibloc Zerspanungstechnik GmbH and The Bank of New York Mellon as collateral agent
4	.53.*	Account Pledge Agreement, dated as of November 5, 2009, between SIG Combibloc Zerspanungstechnik GmbH and The Bank of New York Mellon as collateral agent

Exhibit Number		Exhibit Description

4	.54.*	Security Transfer Agreement, dated as of November 5, 2009, between SIG Combibloc Zerspanungstechnik GmbH and The Bank of New York Mellon as collateral agent
4	.55.*	Pledge Agreement Relating to the Shares in SIG Euro Holding AG & Co. KGaA, dated as of November 5, 2009, between SIG Combibloc Group AG and The Bank of New York Mellon as collateral agent
4	.56.*	Global Assignment Agreement, dated as of November 5, 2009, between SIG Euro Holding AG & Co. KGaA and The Bank of New York Mellon as collateral agent
4	.57.*	Account Pledge Agreement, dated as of November 5, 2009, between SIG Euro Holding AG & Co. KGaA and The Bank of New York Mellon as collateral agent
4	.58.*	Global Assignment Agreement, dated as of November 5, 2009, between SIG Information Technology GmbH and The Bank of New York Mellon as collateral agent
4	.59.*	Account Pledge Agreement, dated as of November 5, 2009, between SIG Information Technology GmbH and The Bank of New York Mellon as collateral agent
4	.60.*	Global Assignment Agreement, dated as of November 5, 2009, between in SIG International Services GmbH and The Bank of New York Mellon as collateral agent
4	.61.*	Account Pledge Agreement, dated as of November 5, 2009, between in SIG International Services GmbH and The Bank of New York Mellon as collateral agent
4	.62.*	Global Assignment Agreement, dated as of November 5, 2009, between in SIG Vietnam Beteiligungs GmbH and The Bank of New York Mellon as collateral agent
4	.63.*	Account Pledge Agreement, dated as of November 5, 2009, between in SIG Vietnam Beteiligungs GmbH and The Bank of New York Mellon as collateral agent
4	.64.*	Pledge Over Bank Accounts, dated as of November 5, 2009, between Closure Systems International (Luxembourg) S.à r.l. and The Bank of New York Mellon as collateral agent
4	.65.*	Pledge Over Shares Agreement in Closure Systems International (Luxembourg) S.à r.l., dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) III S.à r.l. and The Bank of New York Mellon as collateral agent
4	.66.*	Pledge Over Bank Accounts, dated as of November 5, 2009, between Reynolds Consumer Products (Luxembourg) S.à r.l. and The Bank of New York Mellon as collateral agent
4	.67.*	Pledge Over Shares Agreement in Reynolds Consumer Products (Luxembourg) S.à r.l., dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) III S.à r.l. and The Bank of New York Mellon as collateral agent
4	.68.*	Specific Security Deed in respect of Reynolds Group Holdings Limited’s shareholding in Beverage Packaging Holdings (Luxembourg) I S.A. (NZ Law), dated as of November 5, 2009, between Reynolds Group Holdings Limited and The Bank of New York Mellon as collateral agent
4	.69.*	Second Ranking Specific Security Deed in respect of Reynolds Group Holdings Limited’s shareholding in Beverage Packaging Holdings (Luxembourg) I S.A. (NZ Law), dated as of November 5, 2009, between Reynolds Group Holdings Limited and The Bank of New York Mellon as collateral agent
4	.70.*	Third Ranking Specific Security Deed in respect of Reynolds Group Holdings Limited’s shareholding in Beverage Packaging Holdings (Luxembourg) I S.A. (NZ Law), dated as of November 5, 2009, between Reynolds Group Holdings Limited and The Bank of New York Mellon as collateral agent
4	.71.*	Pledge Over Shares Agreement in Beverage Packaging Holdings (Luxembourg) I S.A. (Luxembourg Law), dated as of November 5, 2009, between Reynolds Group Holdings Limited and The Bank of New York Mellon as collateral agent
4	.72.*	Second Ranking Pledge Over Shares Agreement in Beverage Packaging Holdings (Luxembourg) I S.A. (Luxembourg Law), dated as of November 5, 2009, between Reynolds Group Holdings Limited and The Bank of New York Mellon as collateral agent
4	.73.*	Third Ranking Pledge Over Shares Agreement in Beverage Packaging Holdings (Luxembourg) I S.A. (Luxembourg Law), dated as of November 5, 2009, between Reynolds Group Holdings Limited and The Bank of New York Mellon as collateral agent

Exhibit Number		Exhibit Description

4	.74.*	Pledge Over Receivables from Beverage Packaging Holdings (Luxembourg) III S.à r.l., dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) I S.A. and The Bank of New York Mellon as collateral agent
4	.75.*	Luxembourg Pledge Agreement Profit Participating Bonds issued by Beverage Packaging Holdings (Luxembourg) III S.à r.l., dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) I S.A. and The Bank of New York Mellon as collateral agent
4	.76.*	Pledge Over Bank Accounts, dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) I S.A. and The Bank of New York Mellon as collateral agent
4	.77.*	Pledge Over Receivables from Beverage Packaging Holdings (Luxembourg) I S.A., dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) II S.A. and The Bank of New York Mellon as collateral agent
4	.78.*	Second Ranking Pledge over Proceeds Loans from Beverage Packaging Holdings (Luxembourg) I S.A., dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) II S.A. and The Bank of New York Mellon as collateral agent
4	.79.*	Third Ranking Pledge over Proceeds Loans from Beverage Packaging Holdings (Luxembourg) I S.A., dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) II S.A. and The Bank of New York Mellon as collateral agent, dated as of November 5, 2009
4	.80.*	Pledge Over Shares Agreement in Beverage Packaging Holdings (Luxembourg) III S.à r.l., dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) I S.A. and The Bank of New York Mellon as collateral agent
4	.81.*	Pledge over Bank Accounts, dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) III S.à r.l. and The Bank of New York Mellon as collateral agent
4	.82.*	Pledge over Receivables from Beverage Packaging Holdings (Luxembourg) I S.A., dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) III S.à r.l. and The Bank of New York Mellon as collateral agent
4	.83.*	Pledge Over Shares Agreement in Reynolds Group Issuer (Luxembourg) S.A., dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) I S.A. and The Bank of New York Mellon as collateral agent
4	.84.*	Pledge Over Receivables (relating to Beverage Packaging Holdings (Luxembourg) III S.à r.l.), dated as of November 5, 2009, between Reynolds Group Issuer (Luxembourg) S.A. and The Bank of New York Mellon as collateral agent
4	.85.*	Pledge over Bank Accounts, dated as of November 5, 2009, between Reynolds Group Issuer (Luxembourg) S.A. and The Bank of New York Mellon as collateral agent
4	.86.*	Deed of Pledge of Registered Shares in Closure Systems International B.V., dated as of November 5, 2009, between Closure Systems International (Luxembourg) S.à r.l. and The Bank of New York Mellon as collateral agent
4	.87.*	Disclosed Pledge of Bank Accounts, dated as of November 5, 2009, between Closure Systems International B.V., Reynolds Consumer Products (Luxembourg) S.à r.l and The Bank of New York Mellon as collateral agent
4	.88.*	Deed of Pledge of Registered Shares in Reynolds Consumer Products International B.V., dated as of November 5, 2009, between Reynolds Consumer Products (Luxembourg) S.à r.l. and The Bank of New York Mellon as collateral agent
4	.89.*	General Security Deed, dated as of November 5, 2009, between Reynolds Group Holdings Limited and The Bank of New York Mellon as collateral agent
4	.90.*	Pledge of Registered Shares in SIG allCap AG, dated as of November 5, 2009, between SIG Finanz AG and The Bank of New York Mellon as collateral agent
4	.91.*	Assignment of Bank Accounts, dated as of November 5, 2009, between SIG allCap AG and The Bank of New York Mellon as collateral agent
4	.92.*	Account Pledge Agreement, dated as of November 5, 2009, between SIG allCap AG and The Bank of New York Mellon as collateral agent

Exhibit Number		Exhibit Description

4	.93.*	Receivables Assignment, dated as of November 5, 2009, between SIG allCap AG and The Bank of New York Mellon as collateral agent
4	.94.*	Pledge of Registered Shares in SIG Combiboc Group AG, dated as of November 5, 2009, between Beverage Packaging Holdings (Luxembourg) III S.à r.l. and The Bank of New York Mellon as collateral agent
4	.95.*	Assignment of Bank Accounts, dated as of November 5, 2009, between SIG Combibloc Group AG and The Bank of New York Mellon as collateral agent
4	.96.*	Account Pledge Agreement, dated as of November 5, 2009, between SIG Combibloc Group AG and The Bank of New York Mellon as collateral agent
4	.97.*	Receivables Assignment, dated as of November 5, 2009, between SIG Combibloc Group AG and The Bank of New York Mellon as collateral agent
4	.98.*	Pledge of Registered Shares in SIG Combibloc (Schweiz) AG, dated as of November 5, 2009, between SIG Finanz AG and The Bank of New York Mellon as collateral agent
4	.99.*	Assignment of Bank Accounts, dated as of November 5, 2009, between SIG Combibloc (Schweiz) AG and The Bank of New York Mellon as collateral agent
4	.100.*	Receivables Assignment, dated as of November 5, 2009, between SIG Combibloc (Schweiz) AG and The Bank of New York Mellon as collateral agent
4	.101.*	Intellectual Property Rights Pledge, dated as of November 5, 2009, between SIG Finanz AG and The Bank of New York Mellon as collateral agent
4	.102.*	Pledge of Registered Shares in SIG Schweizerische Industrie-Gesellschaft AG, dated as of November 5, 2009, between SIG Finanz AG and The Bank of New York Mellon as collateral agent
4	.103.*	Assignment of Bank Account, dated as of November 5, 2009, between SIG Schweizerische Industrie-Gesellschaft AG and The Bank of New York Mellon as collateral agent
4	.104.*	Account Pledge Agreement, dated as of November 5, 2009, between SIG Schweizerische Industrie-Gesellschaft AG and The Bank of New York Mellon as collateral agent
4	.105.*	Receivables Assignment, dated as of November 5, 2009, between SIG Schweizerische Industrie-Gesellschaft AG and The Bank of New York Mellon as collateral agent
4	.106.*	Pledge of Registered Shares in SIG Technology AG, dated as of November 5, 2009, between SIG Finanz AG and The Bank of New York Mellon as collateral agent
4	.107.*	Assignment of Bank Accounts, dated as of November 5, 2009, between SIG Technology AG and The Bank of New York Mellon as collateral agent
4	.108.*	Receivables Assignment, dated as of November 5, 2009, between SIG Technology AG and The Bank of New York Mellon as collateral agent
4	.109.*	Intellectual Property Rights Pledge, dated as of November 5, 2009, between SIG Technology AG and The Bank of New York Mellon as collateral agent
4	.110.*	Security Over Shares Agreement in CSI Latin American Holdings Corporation, dated as of December 2, 2009, between Closure Systems International B.V. and The Bank of New York Mellon as collateral agent
4	.111.*	Debenture, dated as of December 2, 2009, between CSI Latin American Holdings Corporation and The Bank of New York Mellon as collateral agent
4	.112.*	Canadian Pledge Agreement in shares of Closure Systems International (Canada) Limited, dated as of December 2, 2009, between Closure Systems International B.V. and The Bank of New York Mellon as collateral agent
4	.113.*	Canadian General Security Agreement, dated as of December 2, 2009, between Closure Systems International (Canada) Limited and The Bank of New York Mellon as collateral agent
4	.114.*	Blanket Security Over Shares Agreement in Closure Systems International Holdings (Japan) KK, dated as of December 2, 2009, between Closure Systems International B.V. and The Bank of New York Mellon as collateral agent

Exhibit Number		Exhibit Description

4	.115.*	Pledge over Receivables Agreement (relating to Beverage Packaging Holdings (Luxembourg) I S.A.) (Luxembourg law), dated as of December 2, 2009, between Reynolds Group Holdings Limited and The Bank of New York Mellon as collateral agent
4	.116.*	Security Assignment of Contractual Rights Under a Specific Contract, dated as of December 2, 2009, between Beverage Packaging Holdings (Luxembourg) III S.à r.l. and The Bank of New York Mellon as collateral agent
4	.117.*	Security Transfer and Assignment Agreement Regarding Intellectual Property Rights, dated as of December 2, 2009, between SIG Finanz AG and The Bank of New York Mellon as collateral agent
4	.118.*	Security Transfer and Assignment Agreement Regarding Intellectual Property Rights, dated as of December 2, 2009, between and SIG Technology AG The Bank of New York Mellon as collateral agent
4	.119.*	Security Over Shares Agreement in Closure Systems International (UK) Limited, dated as of December 2, 2009, between Closure Systems International B.V. and The Bank of New York Mellon as collateral agent
4	.120.*	Debenture, dated as of December 2, 2009, between Closure Systems International (UK) Limited and The Bank of New York Mellon as collateral agent
4	.121.*	Security Over Shares Agreement in Reynolds Consumer Products (UK) Limited, dated as of December 2, 2009, between Reynolds Consumer Products International B.V. and The Bank of New York Mellon as collateral agent
4	.122.*	Debenture, dated as of December 2, 2009, between Reynolds Consumer Products (UK) Limited and The Bank of New York Mellon as collateral agent
4	.123.*	Debenture, dated as of December 2, 2009, between SIG Combibloc Limited and The Bank of New York Mellon as collateral agent
4	.124.*	Security Over Shares Agreement in SIG Holdings (UK) Limited, dated as of December 2, 2009, between SIG Finanz AG and The Bank of New York Mellon as collateral agent
4	.125.*	Debenture, dated as of December 2, 2009, between SIG Holdings (UK) Limited and The Bank of New York Mellon as collateral agent
4	.126.*	Pledge Over Registered Shares of SIG Combibloc Procurement AG, dated as of December 2, 2009, between SIG Combibloc Group AG and The Bank of New York Mellon as collateral agent
4	.127.*	Assignment of Bank Accounts, dated as of December 2, 2009, between SIG Combibloc Procurement AG and The Bank of New York Mellon as collateral agent
4	.128.*	Account Pledge Agreement, dated as of December 2, 2009, between SIG Combibloc Procurement AG and The Bank of New York Mellon as collateral agent
4	.129.*	Receivables Assignment, dated as of December 2, 2009, between SIG Combibloc Procurement AG and The Bank of New York Mellon as collateral agent
4	.130.*	Debenture, dated as of December 17, 2009, between Reynolds Subco (UK) Limited (f/k/a BACO Consumer Products Limited) and The Bank of New York Mellon as collateral agent
4	.131.*	Pledge Agreement Over Inventory, Equipment and Other Assets, dated January 29, 2010, granted by Closure Systems International (Brazil) Sistemas de Vedação Ltda. in favour of The Bank of New York Mellon as collateral agent.
4	.132.*	Pledge Agreement Over Receivables and Other Credit Rights, dated January 29, 2010, granted by Closure Systems International (Brazil) Sistemas de Vedação Ltda. in favour of The Bank of New York Mellon as collateral agent.
4	.133.*	Accounts Pledge Agreement, dated January 29, 2010, granted by Closure Systems International (Brazil) Sistemas de Vedação Ltda. in favour of The Bank of New York Mellon as collateral agent.
4	.134.*	Quota Pledge Agreement, dated January 29, 2010, granted by Closure Systems International Holdings, Inc. (US) and Closure Systems International B.V. (Netherlands) in favour of The Bank of New York Mellon as collateral agent and acknowledged by Closure Systems International (Brazil) Sistemas de Vedação Ltda.

Exhibit Number		Exhibit Description

4	.135.*	Pledge of Quotas Agreement, dated January 29, 2010, entered into by Closure Systems International B.V. over its quotas in CSI Closure Systems Manufacturing de Centro America, S.R.L. in favour of Wilmington Trust (London) Limited as collateral agent.
4	.136.*	Partnership Interest Pledge Agreement relating to the interests in SIG Euro Holding AG & Co KGaA, dated January 29, 2010, by SIG Reinag AG in favour of The Bank of New York Mellon as collateral agent.
4	.137.*	Security Interest Agreement Over Securities relating to SIG Asset Holdings Limited, dated January 29, 2010, granted by SIG Combibloc Group AG in favour of Wilmington Trust (London) Limited as collateral agent.
4	.138.*	Security Interest Agreement Over Third Party Bank Account, dated January 29, 2010, by SIG Asset Holdings Limited in favour of Wilmington Trust (London) Limited as collateral agent.
4	.139.*	Quota Charge Agreement in respect of its quota in CSI Hungary Gyártó és Kereskedelmi Kft, dated January 29, 2010, by Closure Systems International B.V. in favour of Wilmington Trust (London) Limited as collateral agent.
4	.140.*	Agreement Constituting Floating Charge, dated January 29, 2010, granted by Closure Systems International Holdings (Hungary) Kft. in favour of Wilmington Trust (London) Limited as collateral agent.
4	.141.*	Charge and Security Deposit Over Bank Account Agreements, dated January 29, 2010, granted by Closure Systems International Holdings (Hungary) Kft. in favour of Wilmington Trust (London) Limited as collateral agent.
4	.142.*	Agreement Constituting Framework Fixed Charge Over Moveable Assets, dated January 29, 2010, granted by CSI Hungary Gyártó és Kereskedelmi Kft in favour of Wilmington Trust (London) Limited as collateral agent.
4	.143.*	Charge and Security Deposit Over Bank Account Agreement, dated January 29, 2010, granted by CSI Hungary Gyártó és Kereskedelmi Kft in favour of Wilmington Trust (London) Limited as collateral agent.
4	.144.*	Security over Cash Agreement, dated January 29, 2010, given by CSI Hungary Gyártó és Kereskedelmi Kft in favour of Wilmington Trust (London) Limited as collateral agent.
4	.145.*	Floating Lien Pledge Agreement, dated January 29, 2010, given by Bienes Industriales del Norte, S.A. de C.V., CSI Ensenada, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI Tecniservicio, S. de R.L. de C.V., Grupo CSI de Mexico, S. de R.L. de C.V. (Mexico) and Tecnicos de Tapas Innovativas S.A. de C.V. (Mexico) in favour of The Bank of New York Mellon as collateral agent.
4	.146.*	Equity Interests Pledge Agreement, dated January 29, 2010, representing the capital stock of Bienes Industriales del Norte, S.A. de C.V., CSI Ensenada, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI Tecniservicio, S. de R.L. de C.V., Grupo CSI de Mexico, S. de R.L. de C.V. and Tecnicos de Tapas Innovativas S.A. de C.V., given by the parent companies of such companies in favour of The Bank of New York Mellon as collateral agent.
4	.147.*	Pledge of Registered Shares of SIG Reinag AG, dated January 29, 2010, entered into by SIG Finanz AG in favour of The Bank of New York Mellon as collateral agent.
4	.148.*	Receivables Assignment, dated January 29, 2010, given by SIG Reinag AG in favour of The Bank of New York Mellon as collateral agent.
4	.149.*	Share Pledge Agreement in respect of SIG Combibloc Ltd., dated January 29, 2010, by SIG Combibloc Holding GmbH (Germany) in favour of Wilmington Trust (London) Limited as collateral agent.
4	.150.*	Conditional Assignment of Bank Accounts, dated January 29, 2010, granted by SIG Combibloc Ltd (Thailand) in favour of Wilmington Trust (London) Limited as collateral agent.
4	.151.*	Conditional Assignment of Receivables Agreement, dated January 29, 2010, granted by SIG Combibloc Ltd. (Thailand) in favour of Wilmington Trust (London) Limited as collateral agent.

Exhibit Number		Exhibit Description

4	.152.*	Account Pledge Agreement, dated February 3, 2010, and entered into by SIG Asset Holdings Limited in favour of The Bank of New York Mellon as collateral agent in respect of accounts held in Germany.
4	.153.*	Security Over Shares Agreement relating to shares of SIG Combibloc Limited (HK), dated February 25, 2010, entered into by Closure Systems International B.V. in favour of Wilmington Trust (London) Limited as the collateral agent
4	.154.*	Security Over Shares Agreement relating to shares of Closure Systems International (Hong Kong) Limited, dated February 25, 2010, entered into by SIG Finanz AG (Switzerland) in favour of Wilmington Trust (London) Limited as the collateral agent
4	.155.*	Debenture, dated February 25, 2010, between Closure Systems International (Hong Kong) Limited and Wilmington Trust (London) Limited
4	.156.*	Debenture between SIG Combibloc Limited and Wilmington Trust (London) Limited
4	.157.*	Share Pledge Agreement over shares in SIG Austria Holding GmbH, dated March 4, 2010, between SIG Finanz AG and Wilmington Trust (London) Limited
4	.158.*	Share Pledge Agreement over shares in SIG Combibloc GmbH (Austria), dated March 4, 2010, between SIG Finanz AG and Wilmington Trust (London) Limited
4	.159.*	Interest Pledge Agreement, dated March 4, 2010, between SIG Combibloc GmbH (Austria) and Wilmington Trust (London) Limited
4	.160.*	Interest Pledge Agreement, dated March 4, 2010, between SIG Austria Holding GmbH and Wilmington Trust (London) Limited
4	.161.*	Account Pledge Agreement, dated March 4, 2010, between SIG Austria Holding GmbH and Wilmington Trust (London) Limited
4	.162.*	Account Pledge Agreement, dated March 4, 2010, between SIG Combibloc GmbH & Co KG and Wilmington Trust (London) Limited
4	.163.*	Account Pledge Agreement, dated March 4, 2010, between SIG Combibloc GmbH (Austria) and Wilmington Trust (London) Limited
4	.164.*	German Law Account Pledge Agreement, dated March 4, 2010, between SIG Austria Holding GmbH and Wilmington Trust (London) Limited
4	.165.*	German Law Account Pledge, dated March 4, 2010, between SIG Combibloc GmbH & Co. KG and Wilmington Trust (London) Limited
4	.166.*	Confirmation and Amendment Agreement, dated March 4, 2010, between SIG Combibloc GmbH & Co KG and Wilmington Trust (London) Limited
4	.167.*	Charge and Security Deposit Over Bank Accounts Agreement, dated March 4, 2010 between SIG Combibloc GmbH & Co KG and Wilmington Trust (London) Limited
4	.168.*	Receivables Pledge Agreement, dated March 4, 2010, between SIG Austria Holding GmbH and Wilmington Trust (London) Limited
4	.169.*	Receivables Pledge Agreement, dated March 4, 2010, between SIG Combibloc GmbH & Co KG and Wilmington Trust (London) Limited
4	.170.*	Receivables Pledge Agreement, dated March 4, 2010 between SIG Combibloc GmbH (Austria) and Wilmington Trust (London) Limited
4	.171.*	Pledge Agreement relating to the shares in SIG Euro Holding AG & Co. KGaA, dated March 4, 2010, between SIG Austria Holding GmbH and The Bank of New York Mellon
4	.172.*	Pledge over receivables agreement dated February 23, 2010 and entered into between Beverage Packaging Holdings (Luxembourg) I SA as pledgor and the Collateral Agent in the presence of SIG Austria Holding GmbH and SIG Euro Holding AG & Co. KGaA, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) I SA towards SIG Austria Holding GmbH and SIG Euro Holding AG & Co. KGaA under certain intercompany loan agreements
4	.173.*	Patent Security Agreement, dated as of May 4, 2010, among the grantors listed thereto and The Bank of New York Mellon, as collateral agent.

Exhibit Number		Exhibit Description

4	.174.*	Trademark Security Agreement, dated as of May 4, 2010, among the grantors listed thereto and The Bank of New York Mellon, as collateral agent.
4	.175.*	Canadian General Security Agreement, dated as of December 2, 2009, entered into by Evergreen Packaging Canada Limited
4	.176.*	Canadian Pledge Agreement, dated as of May 4, 2010, entered into by Evergreen Packaging International B.V.
4	.177.*	Debenture, dated as of December 2, 2009, between Evergreen Packaging (Hong Kong) Limited and Wilmington Trust (London) Limited as collateral agent
4	.178.*	Security Over Shares Agreement in Evergreen Packaging (Hong Kong) Limited, dated as of May 4, 2010, between Evergreen Packaging International B.V. and Wilmington Trust (London) Limited as collateral agent
4	.179.*	Pledge Over Shares Agreement in Evergreen Packaging (Luxembourg) S.à.r.l., dated as of May 4, 2010, between SIG Combibloc Holding GmbH and The Bank of New York Mellon as collateral agent
4	.180.*	Pledge Over Bank Account, dated as of May 4, 2010, between Evergreen Packaging (Luxembourg) S.à.r.l. and The Bank of New York Mellon
4	.181.*	Pledge Over Receivables from SIG Combibloc Holding GmbH, dated as of May 4, 2010, between Beverage Packaging Holdings (Luxembourg) III S.à r.l. and The Bank of New York Mellon
4	.182.*	Floating Lien Pledge Agreement, dated May 4, 2010, by and between Evergreen Packaging Mexico, S. de R.L. de C.V. and The Bank of New York Mellon as collateral agent
4	.183.*	Partnership Interest Pledge Agreement in Evergreen Packaging Mexico, S. de R.L. de C.V., dated May 4, 2010, between Evergreen Packaging International B.V. and The Bank of New York Mellon as collateral agent
4	.184.*	Deed of Pledge of Registered Shares in Evergreen Packaging International B.V., dated as of May 4, 2010, between Evergreen Packaging (Luxembourg) S.à.r.l. and The Bank of New York Mellon as collateral agent
4	.185.*	Disclosed Pledge of Bank Accounts, dated as of May 4, 2010, between Evergreen Packaging International B.V. and The Bank of New York Mellon as collateral agent
4	.186.*	Amendment to the Quota Pledge Agreement, dated as of May 4, 2010, granted by Closure Systems International B.V. and Closure Systems International Holdings Inc. in favor of The Bank of New York Mellon as collateral agent and acknowledged by Closure Systems International (Brazil) Sistemas de Vedação Ltda.
4	.187.*	Amendment to the Pledge Agreement Over Receivables and Other Credit Rights, dated as of May 4, 2010, Closure Systems International (Brazil) Sistemas de Vedação Ltda. and The Bank of New York Mellon as collateral agent
4	.188.*	Amendment to Accounts Pledge Agreement, dated May 4, 2010, between Closure Systems International (Brazil) Sistemas de Vedação Ltda. and The Bank of New York Mellon as collateral agent
4	.189.*	Amendment to Pledge Agreement over Inventory, Equipment and Other Assets, dated May 4, 2010, between Closure Systems International (Brazil) Sistemas de Vedação Ltda. and The Bank of New York Mellon as collateral agent
4	.190.*	Amendment to the Accounts Pledge Agreement, dated May 4, 2010, between SIG Combibloc do Brasil Ltda. and The Bank of New York Mellon as collateral agent
4	.191.*	Amendment to the Pledge Agreement Over Receivables and Other Credit Rights, dated as of May 4, 2010, SIG Combibloc do Brasil Ltda. and The Bank of New York Mellon as collateral agent
4	.192.*	Amendment to the Quota Pledge Agreement, dated as of May 4, 2010, granted by SIG Euro Holding AG & Co. KGaA and SIG Beverages Germany GmbH in favor of The Bank of New York Mellon as collateral agent and acknowledged by SIG Beverages Brasil Ltda.
4	.193.*	Amendment to the Quota Pledge Agreement, dated as of August 27, 2010, granted by SIG Austria Holding GmbH in favor of The Bank of New York Mellon as collateral agent and acknowledged by SIG Combibloc do Brasil Ltda.

Exhibit Number		Exhibit Description

4	.194.*	Confirmation and Amendment Agreement relating to non-notarial accessory security, dated as of May 4, 2010, between SIG Euro Holding AG & Co. KGaA, SIG Combibloc Systems GmbH, SIG Combibloc Holding GmbH, Closure Systems International (Germany) GmbH, SIG Combibloc GmbH, SIG Beverages Germany GmbH, SIG International Services GmbH, SIG Information Technology GmbH, SIG Vietnam Beteiligungs GmbH, SIG Combibloc Zerspanungstechnik GmbH, Closure System Group AG, SIG Combibloc Group AG, SIG Finanz AG, SIG Schweizerische Industrie-Gesellschaft AG, SIG allCap AG, SIG Combibloc Procurement AG and SIG Reinag AG and The Bank of New York Mellon as collateral agent
4	.195.*	Confirmation and Amendment Agreement relating to non-accessory security, dated as of May 4, 2010, between SIG Euro Holding AG & Co. KGaA, SIG Combibloc Systems GmbH, SIG Combibloc Holding GmbH, SIG Beverages Germany GmbH, SIG Combibloc Zerspanungstechnik GmbH, SIG International Services GmbH, Closure Systems International (Germany) GmbH, SIG Information Technology GmbH, SIG Vietnam Beteiligungs GmbH, Closure Systems International Holdings (Germany) GmbH, Closure Systems International Deutschland GmbH, SIG Finanz AG and SIG Technology AG and The Bank of New York Mellon as collateral agent
4	.196.*	Confirmation and Amendment Agreement relating to notarial share pledges, dated May 4, 2010, between SIG Combibloc Group AG, SIG Euro Holding AG & Co. KGaA, SIG Combibloc Systems GmbH, SIG Combibloc Holding GmbH, Closure Systems International Holdings (Germany) GmbH and Closure Systems International B.V. and The Bank of New York Mellon as collateral agent
4	.197.*	Confirmation and Amendment Agreement relating to a share pledge agreement over shares in SIG Euro Holding AG & Co KGaA, dated May 4, 2010, between SIG Combibloc Group AG and The Bank of New York Mellon as collateral agent
4	.198.*	Confirmation and Amendment Agreement relating to a German law account pledge, dated May 4, 2010, between SIG Asset Holdings Limited and The Bank of New York Mellon as collateral agent
4	.199.*	Amendment Agreement Relating to a Floating Charge Agreement, dated May 4, 2010, between Closure Systems International Holdings (Hungary) Kft. and Wilmington Trust (London) Limited as collateral agent
4	.200.*	Amendment Agreement Relating to a Floating Charge Agreement, dated May 4, 2010, between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent
4	.201.*	Amendment Agreement Relating to a Fixed Charge Agreement, dated May 4, 2010, between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent
4	.202.*	Amendment Agreement Relating to a Charge and Security Deposit Over Bank Accounts Agreement, dated May 4, 2010, between Closure Systems International Holdings (Hungary) Kft. and Wilmington Trust (London) Limited as collateral agent
4	.203.*	Amendment Agreement Relating to a Charge and Security Deposit Over Bank Accounts Agreement, dated May 4, 2010, between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent
4	.204.*	Amendment Agreement Relating to a Quota Charge Agreement over quota in Closure Systems International Holdings (Hungary) Kft., dated May 4, 2010, between Closure Systems International B.V. and Wilmington Trust (London) Limited as collateral agent
4	.205.*	Amendment Agreement Relating to a Quota Charge Agreement over quota in CSI Hungary Kft., dated May 4, 2010, between Closure Systems International B.V. and Wilmington Trust (London) Limited as collateral agent
4	.206.*	Confirmation Agreement, dated May 4, 2010, between Reynolds Group Holdings Limited, Beverage Packaging Holdings (Luxembourg) I S.A., Beverage Packaging Holdings (Luxembourg) II S.A., Beverage Packaging Holdings (Luxembourg) III S.à.r.l., Reynolds Group Issuer (Luxembourg) S.A., SIG Finance (Luxembourg) S.à.r.l., Closure Systems International (Luxembourg) S.à.r.l., Reynolds Consumer Products (Luxembourg) S.à.r.l. and SIG Asset Holdings Limited and The Bank of New York Mellon as collateral agent

Exhibit Number		Exhibit Description

4	.207.*	Acknowledgement Agreement to an equity interests pledge agreement, dated May 4, 2010, between Grupo CSI de Mexico, S. de R.L. de C.V., Closure Systems Internacional B.V., CSI Mexico LLC, CSI en Saltillo S. de R.L. de C.V., Closure Systems Mexico Holdings LLC and The Bank of New York Mellon as collateral agent
4	.208.*	Acknowledgement Agreement to a floating lien pledge agreement, dated May 4, 2010, between Bienes Industriales del Norte, S.A. de C.V., CSI en Ensenada, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI Tecniservicio, S. de R.L. de C.V., Grupo CSI de Mexico, S. de R.L. de C.V. and Tecnicos de Tapas Innovativas S.A. de C.V. in favour of The Bank of New York Mellon as collateral agent.
4	.209.*	Acknowledgement Agreement to a irrevocable security trust agreement with reversion rights, dated May 4, 2010, between CSI en Saltillo, S. de R.L. de C.V. and he Bank of New York Mellon as collateral agent
4	.210.*	Confirmation and Amendment Agreement, dated May 4, 2010, between Beverage Packaging Holdings (Luxembourg) III S.àr.l, SIG Combibloc Group AG, SIG Finanz AG, SIG allCap AG, SIG Combibloc (Schweiz) AG, SIG Schweizerische Industrie-Gesellschaft AG, SIG Technology AG, SIG Combibloc Procurement AG, SIG Reinag AG and The Bank of New York Mellon as collateral agent
4	.211.*	Confirmation Letter, dated May 4, 2010, from SIG Combibloc Ltd. to Credit Suisse AG as administrative agent and Wilmington Trust (London) Limited as collateral agent
4	.212.*	Quota Pledge Agreement, dated March 30, 2010, granted by SIG Euro Holding AG & Co. KGaA and SIG Beverages Germany GmbH in favour of The Bank of New York Mellon as collateral agent and acknowledged by SIG Beverages Brasil Ltda. (Brasil)
4	.213.*	Quota Pledge Agreement, dated March 30, 2010, granted by SIG Austria Holding GmbH in favour of The Bank of New York Mellon as collateral agent and acknowledged by SIG Combibloc do Brasil Ltda. (Brasil)
4	.214.*	Pledge Agreement Over Receivables and Other Credit Rights, dated March 30, 2010, granted by SIG Combibloc do Brasil Ltda. (Brasil) in favour of The Bank of New York Mellon as collateral agent
4	.215.*	Accounts Pledge Agreement, dated March 30, 2010, granted by SIG Combibloc do Brasil Ltda. (Brasil) in favour of The Bank of New York Mellon as collateral agent
4	.216.*	Deed of Hypothec between Evergreen Packaging Canada Limited and The Bank of New York Mellon as fondé de pouvoir, dated June 28, 2010
4	.217.*	Bond Pledge Agreement between Evergreen Packaging Canada Limited and The Bank of New York Mellon as collateral agent, dated June 28, 2010
4	.218.*	Bond issued by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon as collateral agent
4	.219.*	General Security Deed, dated as of May 28, 2010, between Whakatane Mill Limited and Wilmington Trust (London) Limited as collateral agent
4	.220.*	Specific Security Deed in respect of the shares of Whakatane Mill Limited, dated as of May 28, 2010, SIG Combibloc Holding GmbH and Wilmington Trust (London) Limited as collateral agent
4	.221.*	Security Over Shares Agreement granted by SIG Combibloc Holding GmbH, dated August 16, 2010
4	.222.*	Confirmation Agreement to Austrian Law Security Documents, dated August 27, 2010, between SIG Austria Holding GmbH, SIG Combibloc GmbH, SIG Combibloc GmbH & Co. KG and Wilmington Trust (London) Limited as collateral agent
4	.223.*	Canadian General Security Agreement, dated as of September 1, 2010, between Reynolds Food Packaging Canada Inc. and The Bank of New York Mellon as collateral agent.
4	.224.*	Canadian Pledge Agreement relating to shares in Reynolds Food Packaging Canada Inc., dated as of September 1, 2010, between Reynolds Packaging International B.V. and The Bank of New York Mellon as collateral agent.

Exhibit Number		Exhibit Description

4	.225.*	Deed of Hypothec granted by Reynolds Food Packaging Canada Inc. in favour of The Bank of New York Mellon as collateral agent, dated September 1, 2010.
4	.226.*	Bond Pledge Agreement granted by Reynolds Food Packaging Canada Inc. in favour of The Bank of New York Mellon as collateral agent, dated September 1, 2010.
4	.227.*	Bond issued by Reynolds Food Packaging Canada Inc. in favour of The Bank of New York Mellon as collateral agent, dated September 1, 2010.
4	.228.*	Floating Lien Pledge Agreement, dated September 1, 2010, between Maxpack, S. de R.L. de C.V., Reynolds Metals Company de Mexico, S. de R.L. de C.V. and The Bank of New York Mellon as collateral agent.
4	.229.*	Partnership Interests Pledge Agreement, dated September 1, 2010, between Reynolds Packaging International B.V., Closure Systems International B.V., Reynolds Metals Company de Mexico, S. de R.L. de C.V. and The Bank of New York Mellon, and acknowledged by Maxpack, S. de R.L. de C.V.
4	.230.*	Disclosed Pledge of Bank Accounts, dated September 1, 2010, between Reynolds Packaging International B.V. and The Bank of New York Mellon
4	.231.*	Deed of Pledge of Registered Shares, dated September 1, 2010, between Closure Systems International B.V., Reynolds Packaging International B.V. and The Bank of New York Mellon
4	.232.*	Debenture between Ivex Holdings, Ltd. and The Bank of New York Mellon, as collateral agent, dated September 1, 2010.
4	.233.*	Debenture between Kama Europe Limited and The Bank of New York Mellon, as collateral agent, dated September 1, 2010.
4	.234.*	Security Over Shares Agreement relating to shares in Ivex Holdings, Ltd. between Reynolds Packaging International B.V. and The Bank of New York Mellon, as collateral agent, dated September 1, 2010.
4	.235.*	Trademark Security Agreement between Reynolds Packaging LLC, Reynolds Food Packaging LLC, Ultra Pac, Inc. and The Bank of New York Mellon, as collateral agent, dated September 1, 2010.
4	.236.*	Patent Security Agreement between Reynolds Packaging LLC, Reynolds Food Packaging LLC, Ultra Pac, Inc. and The Bank of New York Mellon, as collateral agent, dated September 1, 2010.
4	.237.*	Copyright Security Agreement dated as of November 16, 2010, among the Pactiv Corporation, a Delaware corporation and The Bank of New York Mellon, as collateral agent
4	.238.*	Patent Security Agreement dated as of November 16, 2010 among the grantors listed on thereto and The Bank of New York Mellon
4	.239.*	Trademark Security Agreement dated as of November 16, 2010 among the grantors listed on thereto and The Bank of New York Mellon, as collateral agent
4	.240.*	Canadian General Security Agreement granted by 798795 Ontario Limited in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.241.*	Canadian Pledge Agreement in shares of 798795 Ontario Limited granted by Newspring Canada Inc. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.242.*	Canadian General Security Agreement granted by Newspring Canada Inc. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.243.*	Canadian Pledge Agreement in shares of Newspring Canada Inc. granted by Reynolds Food Packaging Canada Inc. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.244.*	Canadian General Security Agreement, granted by Pactiv Canada Inc. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.245.*	Canadian Pledge Agreement in shares of Pactiv Canada Inc. granted by 798795 Ontario Limited in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.246.*	Debenture, between J. & W. Baldwin (Holdings) Limited and The Bank of New York Mellon as collateral agent, dated November 16, 2010

Exhibit Number		Exhibit Description

4	.247.*	Debenture, between Omni-Pac UK Limited and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.248.*	Debenture, between The Baldwin Group Limited and of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.249.*	Second Amendment to Quota Pledge Agreement over quotas in Closure Systems International (Brazil) Sistemas de Vedação Ltda. between Closure Systems International B.V. and Closure Systems International Holdings Inc. and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.250.*	Second Amendment to Pledge Agreement Over Receivables and Other Credit Rights between Closure Systems International (Brazil) Sistemas de Vedação Ltda. and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.251.*	Second Amendment to Accounts Pledge Agreement between Closure Systems International (Brazil) Sistemas de Vedação Ltda. and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.252.*	Second Amendment to Pledge Agreement Over Inventory, Equipment and Other Assets between Closure Systems International (Brazil) Sistemas de Vedação Ltda. and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.253.*	Second Amendment to Accounts Pledge Agreement between SIG Combibloc do Brasil Ltda. and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.254.*	Second Amendment to Pledge Agreement Over Receivables and Other Credit Rights between SIG Combibloc do Brasil Ltda. and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.255.*	Second Amendment to Quota Pledge Agreement over quotas in SIG Beverages Brasil Ltda. between SIG Euro Holding AG & Co. KGaA and SIG Beverages Germany GmbH and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.256.*	Deed of Hypothec, between Evergreen Packaging Canada Limited and The Bank of New York Mellon as fondé de pouvoir, dated November 16, 2010
4	.257.*	Bond Pledge Agreement, between Evergreen Packaging Canada Limited and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.258.*	Bond, issued by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.259.*	Deed of Hypothec, between Reynolds Food Packaging Canada Inc. and The Bank of New York Mellon as fondé de pouvoir, dated November 16, 2010
4	.260.*	Bond Pledge Agreement, between Reynolds Food Packaging Canada Inc. and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.261.*	Bond, issued by Reynolds Food Packaging Canada Inc. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.262.*	Confirmation and Amendment Agreement relating to non-accessory security between SIG Euro Holding AG & Co. KGaA, SIG Combibloc Systems GmbH, SIG Combibloc Holding GmbH, SIG Combibloc GmbH, SIG Beverages Germany GmbH, SIG Combibloc Zerspanungstechnik GmbH, SIG International Services GmbH, SIG Information Technology GmbH, SIG Vietnam Beteiligungs GmbH, Closure Systems International Holdings (Germany) GmbH, Closure Systems International Deutschland GmbH, SIG Combibloc Group AG and SIG Technology AG and The Bank of New York Mellon as collateral agent (global assignment agreements, security transfer agreements, IP assignment agreements and security purpose agreements), dated November 16, 2010
4	.263.*	Share Pledge Agreements between SIG Combibloc Group AG, SIG Euro Holding AG & Co. KGaA, SIG Combibloc Systems GmbH, SIG Combibloc Holding GmbH, Closure Systems International Holdings (Germany) GmbH and Closure Systems International B.V. and The Bank of New York Mellon as collateral agent, dated November 16, 2010

Exhibit Number		Exhibit Description

4	.264.*	Junior Share and Partnership Interest Pledge Agreement relating to shares and interests in SIG Euro Holding AG & Co. KGaA between SIG Combibloc Group AG and SIG Reinag AG and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.265.*	Account Pledge Agreement, between Closure Systems International Deutschland GmbH and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.266.*	Account Pledge Agreement, between Closure Systems International Holdings (Germany) GmbH and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.267.*	Account Pledge Agreement, between SIG Beverages Germany GmbH and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.268.*	Account Pledge Agreement, between SIG Combibloc GmbH and The Bank of New York Mellon as collateral agent, dated November 16, 2010, dated November 16, 2010
4	.269.*	Account Pledge Agreement, between SIG Combibloc Holding GmbH and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.270.*	Account Pledge Agreement, between SIG Combibloc Systems GmbH and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.271.*	Account Pledge Agreement, between SIG Combibloc Zerspanungstechnik GmbH and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.272.*	Account Pledge Agreement, SIG Euro Holding AG & Co. KGaA and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.273.*	Account Pledge Agreement, between SIG Information Technology GmbH and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.274.*	Account Pledge Agreement, between SIG International Services GmbH and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.275.*	Account Pledge Agreement, between SIG Vietnam Beteiligungs GmbH and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.276.*	Account Pledge Agreement, between SIG Asset Holdings Limited and Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010
4	.277.*	Account Pledge Agreement, between SIG allCap AG and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.278.*	Account Pledge Agreement, between SIG Combibloc Group AG and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.279.*	Account Pledge Agreement, between SIG Combibloc Procurement AG and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.280.*	Account Pledge Agreement, between SIG Schweizerische Industrie-Gesellschaft AG and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.281.*	Deed of Confirmation and Amendment relating to a debenture between Closure Systems International (Hong Kong) Limited and Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010
4	.282.*	Deed of Confirmation and Amendment relating to a share charge over shares in Closure Systems International (Hong Kong) Limited between Closure Systems International B.V. and Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010
4	.283.*	Deed of Confirmation and Amendment relating to a debenture between Evergreen Packaging (Hong Kong) Limited and Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010
4	.284.*	Deed of Confirmation and Amendment relating to a share charge over shares in Evergreen Packaging (Hong Kong) Limited between Evergreen Packaging B.V. and Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010
4	.285.*	Deed of Confirmation and Amendment relating to a debenture between SIG Combibloc Limited and Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010

Exhibit Number		Exhibit Description

4	.286.*	Deed of Confirmation and Amendment relating to a share charge over shares in SIG Combibloc Limited between SIG Combibloc Group AG and Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010
4	.287.*	Amendment Agreement No. 2 relating to a floating charge agreement between Closure Systems International Holdings (Hungary) Kft. and Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010
4	.288.*	Amendment Agreement No. 2 relating to a floating charge agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent
4	.289.*	Amendment Agreement No. 2 relating to a fixed charge agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010
4	.290.*	Amendment Agreement No. 2 relating to a charge and security deposit over bank accounts agreement between Closure Systems International Holdings (Hungary) Kft. and Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010
4	.291.*	Amendment Agreement No. 2 relating to a charge and security deposit over bank accounts agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010
4	.292.*	Amendment Agreement No. 2 relating to a quota charge agreement over quotas in Closure Systems International Holdings (Hungary) Kft. between Closure Systems International B.V. and Wilmington Trust (London) Limited as collateral agent
4	.293.*	Amendment Agreement No. 2 relating to a quota charge agreement over quotas in CSI Hungary Kft. between Closure Systems International B.V. and Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010
4	.294.*	Confirmation Agreement between Reynolds Group Holdings Limited, Beverage Packaging Holdings (Luxembourg) I S.A., Beverage Packaging Holdings (Luxembourg) II S.A., Beverage Packaging Holdings (Luxembourg) III S. à r.l., SIG Finance (Luxembourg) S. à r.l., Reynolds Group Issuer (Luxembourg) S.A., Closure Systems International (Luxembourg) S. à r.l., Reynolds Consumer Products (Luxembourg) S. à r.l,. Evergreen Packaging (Luxembourg) S. à r.l., SIG Asset Holdings Limited and SIG Combibloc Holding GmbH and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.295.*	Acknowledgement Agreement in respect of the equity/partnership interests pledge agreements between Grupo CSI de México, S. de R.L. de C.V., Closure Systems International B.V., CSI Mexico LLC, CSI en Saltillo, S. de R.L. de C.V., Closure Systems Mexico Holdings LLC, Evergreen Packaging International B.V., Reynolds Packaging International B.V. and Reynolds Metals Company de México, S. de R.L. de C.V. and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.296.*	Acknowledgement Agreement in respect of the floating lien pledge agreements between Bienes Industriales del Norte, S.A. de C.V., CSI en Ensenada, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI Tecniservicio, S. de R.L. de C.V., Grupo CSI de Mexico, S. de R.L. de C.V., Tecnicos de Tapas Innovativas S.A. de C.V., Evergreen Packaging México, S. de R.L. de C.V., Reynolds Metals Company de Mexico, S. de R.L. de C.V. and Maxpack, S. de R.L. de C.V. and The Bank of New York Mellon as collateral agent (Spanish and English versions), dated November 16, 2010
4	.297.*	Acknowledgement Agreement in respect of a security trust agreement between CSI en Saltillo, S. de R.L. de C.V. and The Bank of New York Mellon as collateral agent (Spanish and English versions), dated November 16, 2010
4	.298.*	Confirmation and Amendment Agreement between Beverage Packaging Holdings (Luxembourg) III S. à r.l., SIG Combibloc Group AG, SIG allCap AG, SIG Combibloc (Schweiz) AG, SIG Schweizerische Industrie-Gesellschaft AG, SIG Technology AG, SIG Combibloc Procurement AG and SIG Reinag AG and The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.299.*	Confirmation Letter from SIG Combibloc Ltd. to Credit Suisse AG as administrative agent and Wilmington Trust (London) Limited as collateral agent, and acknowledged by Wilmington Trust (London) Limited, dated November 16, 2010

Exhibit Number		Exhibit Description

4	.300.*	Deed of Confirmation and Amendment relating to a debenture granted by Closure Systems International (UK) Limited in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.301.*	Deed of Confirmation and Amendment relating to a pledge of shares in Closure Systems International (UK) Limited granted by Closure Systems International B.V. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.302.*	Deed of Confirmation and Amendment relating to a debenture granted by Ivex Holdings, Ltd. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.303.*	Deed of Confirmation and Amendment relating to a pledge of shares in Ivex Holdings, Ltd. granted by Reynolds Packaging International B.V. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.304.*	Deed of Confirmation and Amendment relating to a debenture granted by Kama Europe Limited in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.305.*	Deed of Confirmation and Amendment relating to a debenture granted by Reynolds Consumer Products (UK) Limited in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.306.*	Deed of Confirmation and Amendment relating to a pledge of shares in Reynolds Consumer Products (UK) Limited granted by Reynolds Consumer Products International B.V. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.307.*	Deed of Confirmation and Amendment relating to a debenture granted by Reynolds Subco (UK) Limited in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.308.*	Deed of Confirmation and Amendment relating to a debenture granted by SIG Combibloc Limited in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.309.*	Deed of Confirmation and Amendment relating to a pledge of shares in SIG Combibloc Limited granted by SIG Combibloc Holding GmbH in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.310.*	Deed of Confirmation and Amendment relating to a debenture granted by SIG Holdings (UK) Limited in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.311.*	Deed of Confirmation and Amendment relating to a pledge of shares in SIG Holdings (UK) Limited granted by SIG Combibloc Group AG in favour of The Bank of New York Mellon as collateral agent
4	.312.*	Deed of Confirmation and Amendment in respect of a security over cash agreement granted by CSI Hungary Kft. in favour of Wilmington Trust (London) Limited as collateral agent, dated November 16, 2010
4	.313.*	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract granted by Beverage Packaging Holdings (Luxembourg) I S.A. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.314.*	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract granted by Beverage Packaging Holdings (Luxembourg) III S.à r.l. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.315.*	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract granted by Closure Systems International (Luxembourg) S.à r.l. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.316.*	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract granted by Reynolds Consumer Products (Luxembourg) S.à r.l. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.317.*	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract granted by Closure Systems International B.V. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010

Exhibit Number		Exhibit Description

4	.318.*	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract granted by Reynolds Consumer Products International B.V. in favour of The Bank of New York Mellon as collateral agent, dated November 16, 2010
4	.319.*	Second Amendment to Quota Pledge Agreement, dated as of January 14, 2011, granted by SIG Austria Holding GmbH in favor of The Bank of New York Mellon as collateral agent and acknowledged by SIG Combibloc do Brasil Ltda.
4	.320.*	Confirmation Agreement, dated January 14, 2011, among SIG Austria Holding GmbH, SIG Combibloc GmbH, SIG Combibloc GmbH & Co KG and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent
4	.321.*	Account Pledge Agreement, dated January 14, 2011, between SIG Austria Holding GmbH and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent
4	.322.*	Account Pledge Agreement, dated January 14, 2011, between SIG Combibloc GmbH & Co. KG and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent
4	.323.*	Pledge Agreement relating to shares in SIG Euro Holding AG & Co. KG aA, dated January 14, 2011, among SIG Austria Holding GmbH, SIG Euro Holding AG & Co. KG aA and The Bank of New York Mellon.
4	.324.*	Amendment Agreement No. 2 relating to a Charge and Security Deposit Over Bank Accounts Agreement between Combibloc GmbH & Co KG and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent, dated January 14, 2011.
4	.325.*	Confirmation and Amendment Agreement dated January 14, 2011, among Combibloc GmbH & Co KG and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent
4	.326.*	Account Pledge Agreement between SIG Asset Holdings Limited and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011.
4	.327.*	Deed of Confirmation and Amendment in respect of a debenture between Closure Systems International (Hong Kong) Limited and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011.
4	.328.*	Deed of Confirmation and Amendment in respect of a debenture between SIG Combibloc Limited (Hong Kong) and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011.
4	.329.*	Deed of Confirmation and Amendment in respect of a debenture between Evergreen Packaging (Hong Kong) Limited and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011.
4	.330.*	Amendment Agreement relating to a Floating Charge Agreement between Closure Systems International Holdings (Hungary) Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011.
4	.331.*	Amendment Agreement relating to a Charge and Security Deposit Over Bank Accounts Agreement between Closure Systems International Holdings (Hungary) Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011.
4	.332.*	Amendment Agreement relating to a Floating Charge Agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011.
4	.333.*	Amendment Agreement relating to a Charge and Security Deposit Over Bank Accounts Agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011.
4	.334.*	Amendment Agreement relating to a Fixed Charge Agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011.
4	.335.*	Deed of Confirmation and Amendment in respect of a security over cash agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011.
4	.336.*	Confirmation Agreement between Reynolds Group Holdings Limited, Beverage Packaging Holdings (Luxembourg) I S.à r.l., Beverage Packaging Holdings (Luxembourg) II S.à r.l., Beverage Packaging Holdings (Luxembourg) III S.à r.l., Reynolds Group Issuer (Luxembourg) S.A., Evergreen Packaging (Luxembourg) S.à r.l., and The Bank of New York Mellon as collateral agent, dated February 1, 2011.

Exhibit Number		Exhibit Description

4	.337.*	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract between Beverage Packaging Holdings (Luxembourg) I S.A. and The Bank of New York Mellon as collateral agent, dated February 1, 2011.
4	.338.*	Confirmation and Amendment Agreement between SIG Combibloc Group AG, Beverage Packaging Holdings (Luxembourg) III S.à.r.l. and The Bank of New York Mellon as collateral agent, dated February 1, 2011.
4	.339.*	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract (relating to loans to SIG Euro and CSI B.V.) between Beverage Packaging Holdings (Luxembourg) III S.à.r.l. and The Bank of New York Mellon as collateral agent, dated February 1, 2011.
4	.340.*	Deed of Release in respect of an English law security assignment of contractual rights under a specific contract made by Closure Systems International (Luxembourg) S.à r.l. by The Bank of New York Mellon as collateral agent, dated February 1, 2011.
4	.341.*	Deed of Release in respect of an English law security assignment of contractual rights under a specific contract made by Reynolds Consumer Products (Luxembourg) S.à r.l. by The Bank of New York Mellon as collateral agent, dated February 1, 2011.
4	.342.*	Security Assignment of Contractual Rights Under a Specific Contract, between Beverage Packaging Holdings (Luxembourg) III S.à.r.l. and The Bank of New York Mellon as collateral agent, dated February 1, 2011.
4	.343.*	Acknowledgement Agreement in respect of an Equity Interests Pledge Agreement and Partnership Interests Pledge Agreement among Closure Systems International B.V., Evergreen Packaging International B.V., Reynolds Packaging International B.V., CSI Mexico LLC, Closure Systems Mexico Holdings LLC and The Bank of New York Mellon, dated February 1, 2011.
4	.344.*	Acknowledgement Agreement in respect of the Floating Lien Pledge Agreements among Grupo CSI de México, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI en Ensenada, S. de R.L. de C.V., CSI Tecniservicio, S. de R.L. de C.V., Bienes Industriales del Norte, S.A. de C.V., Técnicos de Tapas Innovativas, S.A. de C.V., Evergreen Packaging México, S. de R.L. de C.V., Maxpack, S. de R.L. de C.V. and Reynolds Metals Company de México, S. de R.L. de C.V. and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.345.*	Acknowledgement Agreement in respect of a Security Trust Agreement between CSI en Saltillo, S. de R.L. de C.V. and The Bank of New York Mellon as collateral agent, dated February 1, 2011.
4	.346.*	Deed of Confirmation and Amendment in respect of a share pledge over Closure Systems International (Hong Kong) Limited between Closure Systems International B.V. and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011.
4	.347.*	Amendment Agreement in respect of a Quota Charge Agreement of Closure Systems International Holdings (Hungary) Kft. among Closure Systems International B.V., CSI Holdings Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011.
4	.348.*	Amendment Agreement in respect of a Quota Charge Agreement of CSI Hungary Kft. among Closure Systems International B.V., CSI Holdings Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 1, 2011
4	.349.*	Deed of Confirmation and Amendment in respect of a share pledge over Closure Systems International (UK) Limited between Closure Systems International B.V. and The Bank of New York Mellon, as collateral agent dated February 1, 2011
4	.350.*	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract (GLA) between Closure Systems International B.V. and The Bank of New York Mellon, as collateral agent dated February 1, 2011
4	.351.*	Deed of Confirmation and Amendment in respect of a share pledge over Evergreen Packaging (Hong Kong) Limited between Evergreen Packaging International B.V. and Wilmington Trust (London) Limited, as collateral agent dated February 1, 2011
4	.352.*	Deed of Confirmation and Amendment in respect of a share pledge over Ivex Holdings, Ltd. between Reynolds Packaging International B.V. and The Bank of New York Mellon, as collateral agent dated February 1, 2011

Exhibit Number		Exhibit Description

4	.353.*	Deed of Confirmation and Amendment in respect of a share pledge over Reynolds Consumer Products (UK) Limited between Reynolds Consumer Packaging International B.V. and The Bank of New York Mellon, as collateral agent dated February 1, 2011
4	.354.*	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract (GLA) between Reynolds Consumer Products International B.V. and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.355.*	Account Pledge Agreement between SIG Combibloc Group AG and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.356.*	Confirmation and Amendment Agreement relating to non-accessory security between SIG Combibloc Group AG and The Bank of New York Mellon, dated
4	.357.*	Deed of Confirmation and Amendment in respect of a share pledge over SIG Combibloc Limited (HK) between SIG Combibloc Group AG and Wilmington Trust (London) Limited, dated
4	.358.*	Deed of Confirmation and Amendment in respect of a share pledge over SIG Holdings (UK) Limited between SIG Combibloc Group AG and The Bank of New York Mellon, dated
4	.359.*	Deed of Confirmation and Amendment in respect of a debenture between Closure Systems International (UK) Limited and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.360.*	Deed of Confirmation and Amendment in respect of a debenture between Reynolds Consumer Products (UK) Limited and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.361.*	Deed of Confirmation and Amendment in respect of a debenture between Reynolds Subco (UK) Limited and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.362.*	Deed of Confirmation and Amendment in respect of a debenture between SIG Combibloc Limited and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.363.*	Deed of Confirmation and Amendment in respect of a debenture between SIG Holdings (UK) Limited and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.364.*	Deed of Confirmation and Amendment in respect of a debenture Kama Europe Limited and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.365.*	Deed of Confirmation and Amendment in respect of a debenture between Ivex Holdings, Ltd. Limited and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.366.*	Deed of Confirmation and Amendment in respect of a debenture between J. & W. Baldwin (Holdings) Limited and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.367.*	Deed of Confirmation and Amendment in respect of a debenture between The Baldwin Group Limited and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.368.*	Deed of Confirmation and Amendment in respect of a debenture between Omni-Pac U.K. Limited and The Bank of New York Mellon, as collateral agent, dated February 1, 2011.
4	.369.*	Account Pledge Agreement between SIG Combibloc Group AG and The Bank of New York Mellon, dated February 9, 2011
4	.370.*	Account Pledge Agreement between SIG Asset Holdings Limited and Wilmington Trust (London) Limited, dated February 9, 2011
4	.371.*	Confirmation and Amendment Agreement relating to a non-accessory security (in respect of IP assignments, security transfer agreements, global assignment agreements and Security Purpose Agreements) between SIG Combibloc Group AG and The Bank of New York Mellon, as collateral agent, dated February 9, 2011
4	.372.*	Amendment Agreement relating to a Floating Charge Agreement between Closure Systems International Holdings (Hungary) Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 9, 2011.
4	.373.*	Amendment Agreement relating to a Charge and Security Deposit Over Bank Accounts Agreement between Closure Systems International Holdings (Hungary) Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 9, 2011.

Exhibit Number		Exhibit Description

4	.374.*	Amendment Agreement relating to a Floating Charge Agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 9, 2011.
4	.375.*	Amendment Agreement relating to a Charge and Security Deposit Over Bank Accounts Agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 9, 2011.
4	.376.*	Amendment Agreement relating to a Fixed Charge Agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 9, 2011.
4	.377.*	Amendment Agreement in respect of a Quota Charge Agreement of Closure Systems International Holdings (Hungary) Kft. among Closure Systems International B.V., CSI Holdings Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 9, 2011.
4	.378.*	Amendment Agreement in respect of a Quota Charge Agreement of CSI Hungary Kft. among Closure Systems International B.V., CSI Holdings Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated February 9, 2011
4	.379.*	Confirmation Agreement, dated February 9, 2011, among Reynolds Group Holding Limited, Beverage Packaging Holdings (Luxembourg) I S.A., Beverage Packaging Holdings (Luxembourg) II S.A., Beverage Packaging Holdings (Luxembourg) III S.A., Reynolds Group Issuer (Luxembourg) S.A., Evergreen Packaging (Luxembourg) S.àr.l. and The Bank of New York Mellon, as collateral agent.
4	.380.*	Acknowledgement of Floating Lien Pledge Agreement among Grupo CSI de México, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI en Ensenada, S. de R.L. de C.V., CSI Tecniservicio, S. de R.L. de C.V., Bienes Industriales del Norte, S.A. de C.V., Técnicos de Tapas Innovativas, S.A. de C.V., Evergreen Packaging México, S. de R.L. de C.V., Maxpack, S. de R.L. de C.V. and Reynolds Metals Company de México, S. de R.L. de C.V. and The Bank of New York Mellon, as collateral agent, dated February 9, 2011.
4	.381.*	Acknowledgement of Security Trust Agreement by CSI en Saltillo and The Bank of New York Mellon, as collateral agent, dated February 9, 2011.
4	.382.*	Acknowledgement of Equity and Partnership Interests Pledge Agreements over Evergreen Packaging Mexico, Reynolds Metals and Maxpack among Closure Systems International B.V., Evergreen Packaging International B.V., CSI Mexico LLC, Closure Systems Mexico Holdings LLC and The Bank of New York Mellon, dated February 9, 2011.
4	.383.*	Confirmation and Amendment Agreement among SIG Combibloc Group AG, Beverage Packaging Holdings (Luxembourg) III S.à.r.l. and The Bank of New York Mellon, as collateral agent, dated February 9, 2011.
4	.384.*	Confirmation Letter, dated February 9, 2011, by SIG Combibloc Ltd. to Credit Suisse AG, as administrative agent and Wilmington Trust (London) Limited, as collateral agent.
4	.385.*	Third Amendment to the Quota Pledge Agreement, dated as of March 2, 2011, granted by Closure Systems International B.V. and Closure Systems International Holdings Inc. in favor of The Bank of New York Mellon as collateral agent and acknowledged by Closure Systems International (Brazil) Sistemas de Vedação Ltda.
4	.386.*	Fourth Amendment to the Pledge Agreement Over Receivables and Other Credit Rights between Closure Systems International (Brazil) Sistemas de Vedação Ltda. and The Bank of New York Mellon as collateral agent, dated as of March 2, 2011.
4	.387.*	Third amendment to the Accounts Pledge Agreement between Closure Systems International (Brazil) Sistemas de Vedação Ltda. and The Bank of New York Mellon as collateral agent, dated as of March 2, 2011.
4	.388.*	Third amendment to the Pledge Agreement Over Inventory, Equipment and Other Assets between Closure Systems International (Brazil) Sistemas de Vedação Ltda. and The Bank of New York Mellon as collateral agent, dated as of March 2, 2011
4	.389.*	Third amendment to the Accounts Pledge Agreement between SIG Combibloc do Brasil Ltda. and The Bank of New York Mellon as collateral agent, dated as of March 2, 2011

Exhibit Number		Exhibit Description

4	.390.*	Fourth Amendment to the Pledge Agreement Over Receivables and Other Credit Rights between SIG Combibloc do Brasil Ltda. and The Bank of New York Mellon as collateral agent, dated as of March 2, 2011
4	.391.*	Third Amendment to the Quota Pledge Agreement over quotas in SIG Beverages Brasil Ltda. between SIG Euro Holding AG & Co. KGaA and SIG Beverages Germany GmbH and The Bank of New York Mellon as collateral agent, dated as of March 2, 2011
4	.392.*	Third Amendment to Quota Pledge Agreement, dated as of March 2, 2011, granted by SIG Austria Holding GmbH in favor of The Bank of New York Mellon as collateral agent and acknowledged by SIG Combibloc do Brasil Ltda.
4	.393.*	Account Pledge Agreement, dated as of March 2, 2011, between Closure Systems International Holdings (Germany) GmbH and The Bank of New York Mellon as collateral agent
4	.394.*	Account Pledge Agreement, dated as of March 2, 2011, between Closure Systems International Deutschland GmbH and The Bank of New York Mellon as collateral agent
4	.395.*	Account Pledge Agreement, dated as of March 2, 2011, between SIG Euro Holding AG & Co. KGaA and The Bank of New York Mellon as collateral agent
4	.396.*	Account Pledge Agreement, dated as of March 2, 2011, between SIG Beverages Germany GmbH and The Bank of New York Mellon as collateral agent
4	.397.*	Account Pledge Agreement, dated as of March 2, 2011, between SIG Combibloc GmbH and The Bank of New York Mellon as collateral agent
4	.398.*	Account Pledge Agreement, dated as of March 2, 2011, between SIG Combibloc Holding GmbH and The Bank of New York Mellon as collateral agent
4	.399.*	Account Pledge Agreement, dated as of March 2, 2011, between in SIG Vietnam Beteiligungs GmbH and The Bank of New York Mellon as collateral agent
4	.400.*	Account Pledge Agreement, dated as of March 2, 2011, between SIG Information Technology GmbH and The Bank of New York Mellon as collateral agent
4	.401.*	Account Pledge Agreement, dated as of March 2, 2011, between SIG International Services GmbH and The Bank of New York Mellon as collateral agent
4	.402.*	Account Pledge Agreement, dated as of March 2, 2011, between SIG Combibloc Systems GmbH and The Bank of New York Mellon as collateral agent
4	.403.*	Account Pledge Agreement, dated as of March 2, 2011, between SIG Combibloc Zerspanungstechnik GmbH and The Bank of New York Mellon as collateral agent
4	.404.*	Account Pledge Agreement, dated as of March 2, 2011, between SIG Schweizerische Industrie-Gesellschaft AG and The Bank of New York Mellon as collateral agent
4	.405.*	Account Pledge Agreement, dated as of March 2, 2011, between SIG allCap AG and The Bank of New York Mellon as collateral agent
4	.406.*	Account Pledge Agreement, dated as of March 2, 2011, between SIG Combibloc Procurement AG and The Bank of New York Mellon as collateral agent
4	.407.*	Junior Share and Partnership Interest Pledge Agreement relating to shares in SIG Euro Holding AG & Co. KG aA among SIG Combibloc Group AG SIG Reinag AG and The Bank of New York Mellon as collateral agent, dated as of March 2, 2011, and acknowledged by SIG Euro Holding AG & Co. KGaA.
4	.408.*	Share Pledge Agreement Relating to the Shares in Closure Systems International Deutschland GmbH between Closure Systems International Holdings (Germany) GmbH and The Bank of New York Mellon as collateral agent and pledgee.
4	.409.*	Share Pledge Agreement Relating to the Shares in Closure Systems International Holdings (Germany) GmbH between Closure Systems International B.V. and The Bank of New York Mellon as collateral agent and pledgee
4	.410.*	Share Pledge Agreement Relating to the Shares in SIG Combibloc Holding GmbH between SIG Combibloc Group AG and The Bank of New York Mellon as collateral agent and pledgee

Exhibit Number		Exhibit Description

4	.411.*	Share Pledge Agreement Relating to the Shares in SIG Combibloc Systems GmbH, SIG Vietnam Beteiligungs GmbH and SIG Combibloc GmbH between SIG Combibloc Holding GmbH and The Bank of New York Mellon as collateral agent and pledge
4	.412.*	Share Pledge Agreement Relating to the Shares in SIG Combibloc Zerspanungstechnik GmbH between SIG Combibloc Systems GmbH and The Bank of New York Mellon as collateral agent and pledgee
4	.413.*	Share Pledge Agreement Relating to the Shares in SIG Beverages Germany GmbH, SIG International Services GmbH, SIG Information Technology GmbH, SIG Combibloc GmbH and SIG Combibloc Holdings GmbH between SIG Euro Holding AG & Co. KGaA and The Bank of New York Mellon as collateral agent and pledgee
4	.414.*	Confirmation and Amendment Agreement relating to non-accessory security, dated as of March 2, 2011, between Closure Systems International Deutschland GmbH, Closure Systems International Holdings (Germany) GmbH, SIG Beverages Germany GmbH, SIG Combibloc GmbH, SIG Combibloc Holding GmbH, SIG Combibloc Systems GmbH, SIG Combibloc Zerspanungstechnik GmbH, SIG Euro Holding AG & Co. KgaA, SIG Information Technology GmbH, SIG International Services GmbH, SIG Vietnam Beteiligungs GmbH, SIG Technology AG and The Bank of New York Mellon as collateral agent
4	.415.*	Confirmation and Amendment Agreement in respect of Luxembourg law security, dated as of March 2, 2011, between SIG Combibloc Holding GmbH and The Bank of New York Mellon as collateral agent
4	.416.*	Confirmation and Amendment Agreement relating to the Swiss law security documents, dated as of March 2, 2011, among SIG allCap AG, SIG Combibloc (Schweiz), SIG Combibloc Procurement AG, SIG Reinag AG, SIG Schweizerische Industrie-Gesellschaft AG, SIG Technology AG and The Bank of New York Mellon as collateral agent
4	.417.*	Deed of Confirmation and Amendment Agreement in respect of the share pledge over SIG Combibloc Ltd., dated March 2, 2011, between SIG Combibloc Holding GmbH and The Bank of New York Mellon as collateral agent
4	.418.*	Account Pledge Agreement, dated as of March 2, 2011, between Pactiv Hamburg Holdings GmbH and The Bank of New York Mellon as collateral agent
4	.419.*	Account Pledge Agreement, dated as of March 2, 2011, between Pactiv Deutschland Holdinggesellschaft MBH and The Bank of New York Mellon as collateral agent
4	.420.*	Account Pledge Agreement, dated as of March 2, 2011, between Omni-Pac Ekco GmbH Verpackungsmittel and The Bank of New York Mellon as collateral agent
4	.421.*	Account Pledge Agreement, dated as of March 2, 2011, between Omni-Pac GmbH Verpackungsmittel and The Bank of New York Mellon as collateral agent
4	.422.*	Share Pledge Agreement Relating to the Shares in Pactiv Hamburg Holdings GmbH, dated as of March 2, 2011, between SIG Combibloc Holding GmbH and The Bank of New York Mellon as collateral agent and pledgee
4	.423.**	Share Pledge Agreement Relating to the Shares in Pactiv Deutschland Holdinggesellschaft MBH, dated as of March 2, 2011, among Pactiv Hamburg Holdings GmbH, Pactiv Corporation and The Bank of New York Mellon as collateral agent and pledgee
4	.424.**	Share Pledge Agreement Relating to the Shares in Omni-Pac Ekco GmbH Verpackungsmittel and Omni-Pac Gmbh, dated as of March 2, 2011, between Pactiv Deutschland Holdinggesellschaft MBH and The Bank of New York Mellon as collateral agent and pledgee
4	.425.**	Account Pledge Agreement, dated as of March 2, 2011, between Closure Systems International Deutschland GmbH and The Bank of New York Mellon as collateral agent and pledgee
4	.426.**	Floating Lien Pledge Agreement, dated April 19, 2011, given by Central de Bolsas, S. de R.L. de C.V., Grupo Corporativo Jaguar, S.A. de C.V., Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V. and Pactiv Mexico, S. de R.L. de C.V. in favour of The Bank of New York Mellon as collateral agent.

Exhibit Number		Exhibit Description

4	.427.**	Equity Interests Pledge Agreement, dated April 19, 2011, by Grupo CSI de México, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., Central de Bolsas, S. de R.L. de C.V., Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V., Grupo Corporativo Jaguar, S.A. de C.V., Pactiv Corporation and Pactiv International Holdings Inc. .in favour of The Bank of New York Mellon as collateral agent.
4	.428.**	Canadian General Security Agreement, dated May 2, 2011, between Dopaco Canada, Inc. and The Bank of New York Mellon
4	.429.**	Amending Agreement No. 2 to Canadian Pledge Agreement relating to shares in Dopaco Canada, Inc., dated May 2, 2011, between Reynolds Food Packaging Canada Inc. and The Bank of New York Mellon
4	.430.**	Canadian General Security Agreement, dated May 2, 2011, between Garven Incorporated and The Bank of New York Mellon
4	.431.**	Canadian Pledge Agreement, dated May 2, 2011, between Dopaco Canada, Inc. and The Bank of New York Mellon, relating to shares in Garven Incorporated
4	.432.**	Canadian General Security Agreement, dated May 2, 2011, between Conference Cup, Ltd. and The Bank of New York Mellon
4	.433.**	Canadian Pledge Agreement, dated May 2, 2011, between Garven Incorporated and The Bank of New York Mellon, relating to shares in Conference Cup Ltd.
4	.434.**	Patent Security Agreement, dated May 2, 2011, between Dopaco, Inc. and The Bank of New York Mellon
4	.435.**	Trademark Security Agreement, dated May 2, 2011, between Dopaco, Inc. and The Bank of New York Mellon
4	.436.**	Third Amendment to Quota Pledge Agreement, dated as of June 7, 2011, granted by SIG Austria Holding GmbH in favor of The Bank of New York Mellon as collateral agent and acknowledged by SIG Combibloc do Brasil Ltda.
4	.437.**	Confirmation Agreement, dated June 7, 2011, among SIG Austria Holding GmbH, SIG Combibloc GmbH, SIG Combibloc GmbH & Co KG and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent
4	.438.**	Account Pledge Agreement, dated June 7, 2011, between SIG Austria Holding GmbH and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent
4	.439.**	Account Pledge Agreement, dated June 7, 2011, between SIG Combibloc GmbH & Co. KG and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent
4	.440.**	Pledge Agreement relating to shares in SIG Euro Holding AG & Co. KG aA, dated June 7, 2011, among SIG Austria Holding GmbH, SIG Euro Holding AG & Co. KG aA and The Bank of New York Mellon.
4	.441.**	Amendment Agreement No. 3 relating to a Charge and Security Deposit Over Bank Accounts Agreement between Combibloc GmbH & Co KG and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent, dated June 7, 2011.
4	.442.**	Confirmation and Amendment Agreement dated June 7, 2011, among Combibloc GmbH & Co KG and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent
4	.443.**	NY Law Confirmation Agreement, dated August 5, 2011 by SIG Combibloc Ltd.
4	.444.**	Amendment to Quota Pledge Agreement in favor of Closure Systems International (Brazil) Sistemas de Vedação Ltda, dated September 8, 2011, among Closures Systems International B.V., Closure Systems International Holdings Inc. and The Bank of New York Mellon
4	.445.**	Amendment to Pledge Agreement over Receivables and other Credit Rights in favor of Closure Systems International (Brazil) Sistemas de Vedação Ltda, dated September 8, 2011
4	.446.**	Amendment to Accounts Pledge Agreement in favor of Closure Systems International (Brazil) Sistemas de Vedação Ltda, dated September 8, 2011
4	.447.**	Amendment to Pledge Agreement over Inventory, Equipment and other Assets in favor of Closure Systems International (Brazil) Sistemas de Vedação Ltda, dated September 8, 2011

Exhibit Number		Exhibit Description

4	.448.**	Amendment to Accounts Pledge Agreement in favor of SIG Combibloc do Brasil, dated September 8, 2011
4	.449.**	Amendment to Pledge Agreement over Receivables and other Credit Rights in favor of SIG Combibloc do Brasil, dated September 8, 2011
4	.450.**	Amendment to Quota Pledge Agreement in favor of SIG Beverages Brasil, dated September 8, 2011, among SIG Beverages GmbH, SIG Euro Holding AG & Co. KGaA and The Bank of New York Mellon
4	.451.**	Account Pledge Agreement, between Closure Systems International Holdings (Germany) GmbH and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.452.**	Account Pledge Agreement, between Closure Systems International Deutschland GmbH and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.453.**	Account Pledge Agreement, between SIG Euro Holding AG & Co. KG aA and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.454.**	Account Pledge Agreement, between SIG Beverages Germany GmbH and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.455.**	Account Pledge Agreement, between SIG Combibloc GmbH and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.456.**	Account Pledge Agreement, between SIG Combibloc Holding GmbH and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.457.**	Account Pledge Agreement, between SIG Vietnam Beteiligungs GmbH and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.458.**	Account Pledge Agreement, between SIG Information Technology GmbH and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.459.**	Account Pledge Agreement, between SIG International Services GmbH and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.460.**	Account Pledge Agreement, between SIG Combibloc Systems GmbH and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.461.**	Account Pledge Agreement, between SIG Combibloc Zerspanungstechnik GmbH and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.462.**	Account Pledge Agreement, between Pactiv Hamburg Holdings GmbH and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.463.**	Account Pledge Agreement, between Pactiv Deutschland Holdinggesellschaft mbH and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.464.**	Account Pledge Agreement, between Omni-Pac Ekco GmbH Verpackungsmittel and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.465.**	Account Pledge Agreement, between Omni-Pac GmbH Verpackungsmittel and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.466.**	Account Pledge Agreement, between SIG Combibloc Group AG and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.467.**	Account Pledge Agreement, between SIG Schweizerische Industrie-Gesellschaft AG and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.468.**	Account Pledge Agreement, between SIG allCap AG and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.469.**	Account Pledge Agreement, between SIG Combibloc Procurement AG and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.470.**	Account Pledge Agreement, between SIG Asset Holdings Limited and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.471.**	Non notarial share and interest pledge agreement relating to shares in SIG Euro Holding AG & Co. KG aA, among SIG Combibloc Group AG and SIG Reinag AG, dated September 8, 2011

Exhibit Number		Exhibit Description

4	.472.**	Notarial Share Pledge Agreement in respect of Closure Systems International Holdings (Germany) GmbH, Closure Systems International Deutschland GmbH, SIG Euro Holding AG & Co. KG aA, SIG Beverages Germany GmbH, SIG Combibloc GmbH, SIG Combibloc Holding GmbH, SIG Vietnam Beteiligungs GmbH, SIG Information, Technology GmbH, SIG International Services GmbH, SIG Combibloc Systems GmbH, SIG Combibloc Zerspanungstechnik GmbH, Pactiv Hamburg Holdings GmbH, Pactiv Deutschland Holdinggesellschaft mbH, Omni-Pac Ekco GmbH Verpackungsmittel and Omni-Pac GmbH Verpackungsmittel, among Closure Systems International B.V., SIG Combibloc Group AG and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.473.**	Non-accessory Security Confirmation and Amendment Agreement in respect of IP Assignments, Security Transfer Agreements, Global Assignment Agreements and Security Purpose Agreements, between SIG Combibloc Group AG and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.474.**	Deed of Confirmation and Amendment relating to a debenture between SIG Combibloc Limited (Hong Kong) and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.475.**	Deed of Confirmation and Amendment relating to a share charge over shares in SIG Combibloc Limited (Hong Kong) between SIG Combibloc Group AG and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.476.**	Deed of Confirmation and Amendment relating to a debenture between Evergreen Packaging (Hong Kong) Limited and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.477.**	Deed of Confirmation and Amendment relating to a share charge over shares in Evergreen Packaging (Hong Kong) Limited between Evergreen Packaging International B.V. and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.478.**	Deed of Confirmation and Amendment relating to a debenture between Closure Systems International (Hong Kong) Limited and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.479.**	Deed of Confirmation and Amendment relating to a share charge over shares in Closure Systems International (Hong Kong) Limited between Closure Systems International B.V. and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.480.**	Amendment Agreement No. 3 relating to a quota charge agreement over quotas in CSI Hungary Kft. between Closure Systems International B.V. and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.481.**	Amendment agreement No. 5 relating to a floating charge agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.482.**	Amendment agreement No. 5 relating to a charge and security deposit over bank accounts agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.483.**	Amendment agreement No. 5 relating to a fixed charge agreement between CSI Hungary Kft. and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.484.**	Amendment agreement No. 5 relating to a quota charge agreement over quotas in Closure Systems International Holdings (Hungary) Kft. between Closure Systems International B.V. and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.485.**	Amendment agreement No. 5 relating to a floating charge agreement between Closure Systems International Holdings (Hungary) Kft. and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.486.**	Amendment agreement No. 5 relating to a charge and security deposit over bank accounts agreement between Closure Systems International Holdings (Hungary) Kft. and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.487.**	Confirmation Agreement in respect of all Luxembourg security, dated September 8, 2011, among SIG Combibloc Holding GmbH, Reynolds Group Holdings Limited and The Bank of New York Mellon

Exhibit Number		Exhibit Description

4	.488.**	Acknowledgement Agreement in respect of a Floating Lien Pledge Agreement between Bienes Industriales del Norte, S.A. de C.V., CSI en Ensenada, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI Tecniservicio, S. de R.L. de C.V., Grupo CSI de Mexico, S. de R.L. de C.V., Técnicos de Tapas Innovativas, S.A. de C.V., Evergreen Packaging México, S. de R.L. de C.V., Reynolds Metals Company de Mexico, S. de R.L. de C.V., and Maxpack, S. de R.L. de C.V. and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.489.**	Acknowledgement Agreement in respect of a Security Trust Agreement between CSI en Saltillo, S. de R.L. de C.V. and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.490.**	Acknowledgement Agreement in respect of Equity Interests Pledge Agreement between Grupo CSI de México, S. de R.L. de C.V., Closure Systems International B.V., CSI Mexico LLC, CSI en Saltillo, S. de R.L. de C.V., Closure Systems Mexico Holdings LLC, Evergreen Packaging International B.V., Reynolds Packaging International B.V. and Reynolds Metals Company de México, S. de R.L. de C.V. and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.491.**	Confirmation and Amendment Agreement between Beverage Packaging Holdings (Luxembourg) III S.à r.l. and SIG Combibloc Group AG, and The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.492.**	Deed of Confirmation and Amendment relating to a debenture granted by J. & W. Baldwin (Holdings) Limited in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.493.**	Deed of Confirmation and Amendment relating to a debenture granted by The Baldwin Group Limited in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.494.**	Deed of Confirmation and Amendment relating to a debenture granted by Omni-Pac U.K. Limited in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.495.**	Deed of confirmation and amendment relating to a debenture granted by Ivex Holdings, Ltd. in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.496.**	Deed of confirmation and amendment relating to a pledge of shares in Ivex Holdings, Ltd. granted by Reynolds Packaging International B.V. in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.497.**	Deed of confirmation and amendment relating to a debenture granted by Kama Europe Limited in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.498.**	Deed of confirmation and amendment relating to a debenture granted by Reynolds Consumer Products (UK) Limited in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.499.**	Deed of confirmation and amendment relating to a pledge of shares in Reynolds Consumer Products (UK) Limited granted by Reynolds Consumer Products International B.V. in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.500.**	Deed of confirmation and amendment relating to a debenture granted by Reynolds Subco (UK) Limited in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.501.**	Deed of confirmation and amendment relating to a debenture granted by Closure Systems International (UK) Limited in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.502.**	Deed of confirmation and amendment relating to a pledge of shares in Closure Systems International (UK) Limited granted by Closure Systems International B.V. in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.503.**	Deed of confirmation and amendment relating to a debenture granted by SIG Holdings (UK) Limited in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.504.**	Deed of confirmation and amendment relating to a pledge of shares in SIG Holdings (UK) Limited granted by SIG Combibloc Group AG in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011

Exhibit Number		Exhibit Description

4	.505.**	Deed of confirmation and amendment relating to a debenture granted by SIG Combibloc Limited in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.506.**	Deed of confirmation and amendment relating to a pledge of shares in SIG Combibloc Ltd. granted by SIG Combibloc Holding GmbH in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.507.**	Deed of Confirmation and Amendment in respect of a security over cash agreement granted by CSI Hungary Kft. in favour of Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.508.**	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract granted by Reynolds Consumer Products International B.V. in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.509.**	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract granted by Closure Systems International B.V. in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.510.**	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract granted by CSI Lux following the merger with CSI Lux and RCP Lux, by Beverage Packaging Holdings (Luxembourg) III S.à r.l. in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.511.**	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract granted by Beverage Packaging Holdings (Luxembourg) III S.à r.l. in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.512.**	Deed of Confirmation and Amendment in respect of a security assignment of contractual rights under a specific contract granted by Beverage Packaging Holdings (Luxembourg) I S.A. in favour of The Bank of New York Mellon as collateral agent, dated September 8, 2011
4	.513.**	Fixed Charge over Account between Whakatane Mill Limited and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.514.**	Share Pledge Amendment between SIG Combibloc Group AG and Wilmington Trust (London) Limited as collateral agent, dated September 8, 2011
4	.515.**	Fourth Amendment to Quota Pledge Agreement, dated as of October 14, 2011, granted by SIG Austria Holding GmbH in favor of The Bank of New York Mellon as collateral agent and acknowledged by SIG Combibloc do Brasil Ltda.
4	.516.**	Confirmation Agreement, dated October 14, 2011, among SIG Austria Holding GmbH, SIG Combibloc GmbH, SIG Combibloc GmbH & Co KG and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent
4	.517.**	Account Pledge Agreement, dated October 14, 2011, between SIG Austria Holding GmbH and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent
4	.518.**	Account Pledge Agreement, dated October 14, 2011, between SIG Combibloc GmbH & Co. KG and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent
4	.519.**	Pledge Agreement relating to shares in SIG Euro Holding AG & Co. KG aA, dated October 14, 2011, among SIG Austria Holding GmbH, SIG Euro Holding AG & Co. KG aA and The Bank of New York Mellon.
4	.520.**	Amendment Agreement No. 4 relating to a Charge and Security Deposit Over Bank Accounts Agreement between Combibloc GmbH & Co KG and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent, dated October 14, 2011.
4	.521.**	Confirmation and Amendment Agreement dated October 14, 2011, among Combibloc GmbH & Co KG and Wilmington Trust (London) Limited in its capacity as additional Collateral Agent
5	.1.*	Opinion of Debevoise & Plimpton LLP (New York)
5	.2.*	Opinion of Richards, Layton & Finger, P.A.
5	.3.*	Opinion of Sher Garner Cahill Richter Klein McAllister and Hilbert L.L.C.
5	.4.*	Opinion of Dorsey & Whitney LLP

Exhibit Number		Exhibit Description

5	.5.*	Opinion of Lowenstein Sandler PC
5	.6.*	Opinion of Roberts & Stevens, P.A.
5	.7.*	Opinion of Corrs Chambers Westgarth
5	.8.*	Opinion of Schoenherr Rechtsanwaelte GmbH
5	.9.*	Opinion of Levy & Salomao Advogados
5	.10.*	Opinion of Harney Westwood & Riegels
5	.11.*	Opinion of Blake, Cassels & Graydon LLP
5	.12.*	Opinion of Pacheco Coto
5	.13.*	Opinion of Carey Olson
5	.14.*	Opinion of Debevoise & Plimpton LLP (Germany)
5	.15.*	Opinion of Freshfields Bruckhaus Deringer (Hong Kong)
5	.16.*	Opinion of Oppenheim Ügyvédi Iroda
5	.17.*	Opinion of Freshfields Bruckhaus Deringer (Japan)
5	.18.*	Opinion of Loyens & Loeff, Avocats à la Cour
5	.19.*	Opinion of Borda y Quintana, S.C.
5	.20.*	Opinion of Freshfields Bruckhaus Deringer (Netherlands)
5	.21.*	Opinion of Bell Gully
5	.22.*	Opinion of Pestalozzi Attorneys at Law
5	.23.*	Opinion of Weerawong, Chinnavat & Peangpanor Ltd.
5	.24.*	Opinion of Debevoise & Plimpton LLP (London)
5	.25.*	Opinion of Ballard Spahr LLP
10	.1.*	Amendment No. 6 and Incremental Term Loan Assumption Agreement, dated August 9, 2011, by and among Reynolds Group Holdings Inc., Pactiv Corporation, Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGaA, SIG Austria Holding GmbH, Closure Systems International B.V., Reynolds Group Holdings Limited, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent for Lenders.
10	.1.1.*	Second Amended and Restated Credit Agreement, dated as of August 9, 2011, among Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., SIG Euro Holding AG & Co KGAa, SIG Austria Holding GMBH, Pactiv Corporation, the other Borrowers set forth therein, Reynolds Group Holdings Limited, the Lenders and Credit Suisse AG, as administrative Agent (as filed as Annex A to Amendment No. 6 and Incremental Term Loan Assumption Agreement).
10	.1.2.*	Borrowing Subsidiary Agreement, dated as of November 16, 2010, among Reynolds Group Holdings Inc., a Delaware corporation, Reynolds Consumer Products Holdings Inc. a Delaware corporation, Closure Systems International Holding Inc., a Delaware corporation, SIG Euro Holding AG & CO KGaA, a German partnership limited by shares, SIG Austria Holding GmbH, an Austrian limited liability company (Gesellschaft mit beschränkter Haftung), Closure Systems International B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands, Reynolds Group Holdings Limited a New Zealand limited liability company, Pactiv Corporation, a Delaware corporation and Credit Suisse AG, as administrative agent
10	.1.3.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of December 2, 2009, between SIG Holdings (UK) Limited and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.4.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of December 2, 2009, between SIG Combibloc Limited and Credit Suisse AG, Cayman Islands Branch, as administrative agent.

Exhibit Number		Exhibit Description

10	.1.5.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of December 2, 2009, between CSI Latin American Holdings Corporation, and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.6.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of December 2, 2009, between Closure Systems International (Canada) Limited and Credit Suisse AG, Cayman Islands Branch, as administrative agent
10	.1.7.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of December 2, 2009, between CSI Closure Systems Manufacturing de Centro America, S.R.L. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.8.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of December 2, 2009, between Closure Systems International Holdings (Japan) KK and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.9.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of December 2, 2009, between Closure Systems International Japan, Limited and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.10.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of December 2, 2009, between Closure Systems International (UK) Limited and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.11.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of December 2, 2009, between Reynolds Consumer Products (UK) Limited and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.12.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of December 2, 2009, between SIG Combibloc Procurement AG and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.13.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of December 2, 2009, between Reynolds Subco (UK) Limited (f/k/a BACO Consumer Products Limited) and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.14.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of January 29, 2010, between Closure Systems International (Brazil) Sistemas de Vedação Ltda. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.15.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of January 29, 2010, between SIG Asset Holdings Ltd. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.16.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of January 29, 2010, between Closure Systems International Holdings (Hungary) Kft. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.17.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of January 29, 2010, between CSI Hungary Kft. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.18.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of January 29, 2010, between Bienes Industriales del Norte S.A. de C.V. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.19.*	Guarantor Joinder to the Credit Agreement, dated as of January 29, 2010, between CSI en Ensenada, S. de R.L. de C.V. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.20.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of January 29, 2010, between CSI en Saltillo, S. de R.L. de C.V. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.21.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of January 29, 2010, between CSI Tecniservicio, S. de R.L. de C.V. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.

Exhibit Number		Exhibit Description

10	.1.22.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of January 29, 2010, between Grupo CSI de Mexico, S. de R.L. de C.V. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.23.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of January 29, 2010, between Tecnicos de Tapas Innovativas S.A. de C.V. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.24.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of January 29, 2010, between SIG Combibloc Ltd., a Thailand entity and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.25.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of January 29, 2010, between SIG Reinag AG and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.26.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of February 2, 2010, between Closure Systems International Americas, Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.27.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Evergreen Packaging Inc., and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.28.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Evergreen Packaging USA Inc., and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.29.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Evergreen Packaging International (US) Inc., and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.30.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Blue Ridge Holding Corp., and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.31.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Blue Ridge Paper Products Inc., and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.32.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between BRPP, LLC, and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.33.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Evergreen Packaging Canada Limited, and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.34.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Evergreen Packaging (Luxembourg) S.À.R.L., and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.35.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Whakatane Mill Limited, and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.36.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Evergreen Packaging International B.V., and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.37.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Evergreen Packaging (Hong Kong) Limited, and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.38.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Evergreen Packaging Mexico, S. de R.L. de C.V. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.

Exhibit Number		Exhibit Description

10	.1.39.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 5, 2009 as amended by Amendment No. 1 dated as of January 21, 2010 (as further amended, supplemented or otherwise modified from time to time) of SIG Combibloc do Brasil Ltda. among Reynolds Group Holdings Inc. , Reynolds Consumer Products Holdings, Closure Systems International Holdings Inc., SIG Euro Holding AG & Co KGAA, SIG Austria Holding GMBH, Closures Systems International BV, Reynolds Group Holdings Limited the Lenders listed there to and Credit Suisse AG, as administrative agent, dated March 30, 2010
10	.1.40.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 5, 2009 as amended by Amendment No. 1 dated as of January 21, 2010 (as further amended, supplemented or otherwise modified from time to time) of SIG Beverages Brasil Ltda among Reynolds Group Holdings Inc. , Reynolds Consumer Products Holdings, Closure Systems International Holdings Inc., SIG Euro Holding AG & Co KGAA, SIG Austria Holding GMBH, Closures Systems International BV, Reynolds Group Holdings Limited the Lenders listed there to and Credit Suisse AG, as administrative agent, dated March 30, 2010
10	.1.41.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of June 17, 2010, between Whakatane Mill Australia Pty Limited, and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.42.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Reynolds Food Packaging Canada Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.43.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Reynolds Metals Company de Mexico, S. de R.L. de C.V. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.44.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Maxpack, S. de R.L. de C.V. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.45.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Reynolds Packaging International B.V. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.46.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Ivex Holdings, Ltd. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.47.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Kama Europe Limited and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.48.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Reynolds Packaging Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.49.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Reynolds Flexible Packaging Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.50.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Reynolds Food Packaging LLC and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.51.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Reynolds Packaging Kama Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.52.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Reynolds Packaging LLC and Credit Suisse AG, Cayman Islands Branch, as administrative agent.

Exhibit Number		Exhibit Description

10	.1.53.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 4, 2010, between Ultra Pac, Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.54.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between Pactiv Factoring LLC and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.55.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between Pactiv RSA LLC and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.56.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between Pactiv Retirement Administration LLC and Credit Suisse AG, Cayman Islands Branch, as administrative agent
10	.1.57.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between Pactiv Germany Holdings, Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent
10	.1.58.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between Pactiv International Holdings Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.59.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between Pactiv Management Company LLC and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.60.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between PCA West Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.61.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement)t, dated as of November 16, 2010, between Prairie Packaging, Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.62.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between PWP Holdings, Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.63.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between PWP Industries, Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.64.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between Newspring Industrial Corp. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.65.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between Newspring Canada Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.66.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between Pactiv Canada Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.67.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between 798795 Ontario Limited and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.68.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between The Baldwin Group Limited and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.69.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between J. & W. Baldwin (Holdings) Limited and Credit Suisse AG, Cayman Islands Branch, as administrative agent.

Exhibit Number		Exhibit Description

10	.1.70.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of November 16, 2010, between Omni-Pac U.K. Limited and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.71.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of March 2, 2011, between Pactiv Hamburg Holdings GmbH, Pactiv Deutschland Holdinggesellschaft MBH, Omni-Pac Ekco GmbH Verpackungsmittel, Omni-Pac Gmbh Verpackungsmittel and Credit Suisse AG, as administrative agent.
10	.1.72.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of April 19, 2011, between Central de Bolsas, S. de R.L. de C.V., Grupo Corporativo Jaguar, S.A. de C.V., Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V., Pactiv Mexico, S. de R.L. de C.V. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.73.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of May 2, 2011, between Dopaco, Inc., Dopaco Canada, Inc., Garven Incorporated, Conference Cup Ltd. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.74.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of August 19, 2011, between Bucephalas Acquisition Corp. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.75.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of September 8, 2011, between Graham Packaging Company Inc., GPC Holdings LLC, BCP/Graham Holdings L.L.C. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.1.76.*	Guarantor Joinder to the Credit Agreement (Joinder to First Lien Intercreditor Agreement), dated as of October 14, 2011, between Reynolds Manufacturing, Inc., RenPac Holdings Inc. and Credit Suisse AG, Cayman Islands Branch, as administrative agent.
10	.2.1.*	8% Senior Notes due 2016 Indenture, dated as of June 29, 2007, as amended, supplemented or otherwise modified, between, among others, Beverage Packaging Holdings II S.A., Reynolds Group Holdings Limited (formerly Rank Group Holdings Limited), Beverage Packaging Holdings (Luxembourg) I S.A. Beverage Packaging Holdings (Luxembourg) III S.à r.l., The Bank of New York Mellon (formerly The Bank of New York) as trustee, principal paying agent, registrar and transfer agent and Credit Suisse AG (formerly Credit Suisse) as security agent, relating to the issuance by Beverage Packaging Holdings II S.A. of 8% Senior Notes due 2016 in the aggregate principal amount of €480,000,000
10	.2.2.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Holding USA Inc., The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.3.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Combibloc Inc., The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.4.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Combibloc Group AG (formerly SIG Holding AG), The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.5.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG allCap AG, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.6.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Combibloc (Schweiz) AG, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.7.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Schweizerische Industrie-Gesellschaft AG, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.

Exhibit Number		Exhibit Description

10	.2.8.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Technology AG, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.9.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Beverages Germany GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.10.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Combibloc Beteiligungs GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.11.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Combibloc GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.12.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Combibloc Holding GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.13.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Combibloc Systems GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.14.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Combibloc Zerspanungstechnik GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.15.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Information Technology GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.16.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG International Services GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.17.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Euro Holding AG & Co. KG aA, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.2.18.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Closure Systems International Holdings (Germany) GmbH, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.19.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Closure Systems International Deutschland GmbH, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.20.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Reynolds Group Issuer (Luxembourg) S.A., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.21.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Closure Systems International B.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.22.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Reynolds Consumer Products International B.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.23.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Reynolds Group Holdings Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.24.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Reynolds Group Issuer Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.

Exhibit Number		Exhibit Description

10	.2.25.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Reynolds Group Issuer LLC, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.26.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Closure Systems International Holdings Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.27.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Closure Systems International Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.28.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Reynolds Packaging Machinery Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.29.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Closure Systems Mexico Holdings LLC, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.30.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between CSI Mexico LLC, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.31.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Southern Plastics, Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.32.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between CSI Sales & Technical Services Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.33.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Reynolds Consumer Products Holdings Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.34.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Bakers Choice Products, Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.35.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Reynolds Consumer Products, Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.36.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Reynolds Foil Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.37.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Reynolds Services Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.38.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 2, 2009, between SIG Holdings (UK) Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.39.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 2, 2009, between SIG Combibloc Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.40.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 2, 2009, between Closure Systems International (UK) Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.41.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 2, 2009, between Reynolds Consumer Products (UK) Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.

Exhibit Number		Exhibit Description

10	.2.42.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 2, 2009, between Reynolds Subco (UK) Limited (f/k/a BACO Consumer Products Limited), The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.43.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 2, 2009, between CSI Latin American Holdings Corporation, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.44.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 2, 2009, between Closure Systems International (Canada) Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.45.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 2, 2009, between CSI Closure Systems Manufacturing de Centro America, S.R.L., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.46.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 2, 2009, between Closure Systems International Holdings (Japan) KK, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.47.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 2, 2009, between Closure Systems International Japan, Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.48.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 2, 2009, between SIG Combibloc Procurement AG, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.49.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of January 29, 2010, between SIG Reinag AG, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.50.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 4, 2010, between Blue Ridge Holding Corp., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.51.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 4, 2010, between Blue Ridge Paper Products Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.52.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 4, 2010, between Evergreen Packaging International (US) Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.53.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 4, 2010, between Evergreen Packaging Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.54.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 4, 2010, between Evergreen Packaging USA Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.55.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 4, 2010, between BRPP, LLC, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.56.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 4, 2010, between Evergreen Packaging Canada Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.57.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 4, 2010, between Evergreen Packaging (Hong Kong) Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.58.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 4, 2010, between Evergreen Packaging (Luxembourg) S.à r.l., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.

Exhibit Number		Exhibit Description

10	.2.59.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 4, 2010, between Evergreen Packaging México, S. de R.L. de C.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.60.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 4, 2010, between Evergreen Packaging International B.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.61.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 4, 2010, between Whakatane Mill Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.62.*	Supplemental Indenture to the 8% Senior Notes due 2016, dated September 1, 2010 among Reynolds Food Packaging Canada Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.63.*	Supplemental Indenture to the 8% Senior Notes due 2016, dated September 1, 2010 among Reynolds Metals Company de Mexico S. de. R.L de C.V. , The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.64.*	Supplemental Indenture to the 8% Senior Notes due 2016, dated September 1, 2010 among Maxpack S. de. R.L de C.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.65.*	Supplemental Indenture to the 8% Senior Notes due 2016, dated September 1, 2010 among Reynolds Packaging International B.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.66.*	Supplemental Indenture to the 8% Senior Notes due 2016, dated September 1, 2010 among Kama Europe Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.67.*	Supplemental Indenture to the 8% Senior Notes due 2016, dated September 1, 2010 among Ivex Holdings, Ltd., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.68.*	Supplemental Indenture to the 8% Senior Notes due 2016, dated September 1, 2010 among Reynolds Packaging Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.69.*	Supplemental Indenture to the 8% Senior Notes due 2016, dated September 1, 2010 among Reynolds Flexible Packaging Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.70.*	Supplemental Indenture to the 8% Senior Notes due 2016, dated September 1, 2010 among Reynolds Food Packaging LLC, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.71.*	Supplemental Indenture to the 8% Senior Notes due 2016, dated September 1, 2010 among Reynolds Packaging Kama Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.72.*	Supplemental Indenture to the 8% Senior Notes due 2016, dated September 1, 2010 among Reynolds Packaging LLC, The Bank of New York Mellon and Beverage Packaging Holdings II S.A..
10	.2.73.*	Supplemental Indenture to the 8% Senior Notes due 2016, dated September 1, 2010 among Ultra Pac, Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.74.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 16, 2010, between Pactiv Corporation The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.75.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 16, 2010, between Pactiv Factoring LLC, Pactiv RSA LLC, Pactiv Retirement Administration LLC, Pactiv Germany Holdings, Inc., Pactiv International Holdings Inc., Pactiv Management Company LLC, PCA West Inc., Prairie Packaging, Inc., PWP Holdings, Inc., PWP Industries, Inc., Newspring Industrial Corp., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.

Exhibit Number		Exhibit Description

10	.2.76.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 16, 2010, between The Baldwin Group Limited, J. & W. Baldwin (Holdings) Limited, Omni-Pac UK Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.77.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 16, 2010, between Newspring Canada Inc., Pactiv Canada Inc., 798795 Ontario Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.78.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of March 2, 2011, among Pactiv Hamburg Holdings GmbH, Pactiv Deutschland Holdinggesellschaft MBH, Omni-Pac Ekco GmbH Verpackungsmittel, Omni-Pac Gmbh Verpackungsmittel, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.79.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of April 19, 2011, among Central de Bolsas, S. de R.L. de C.V., Grupo Corporativo Jaguar, S.A. de C.V., Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V., Pactiv Mexico, S. de R.L. de C.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.80.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 2, 2011, between Dopaco Canada, Inc., Garven Incorporated, Conference Cup Ltd., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.81.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of May 2, 2011, between Dopaco, Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.82.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of November 5, 2009, between Closures Systems International (Luxembourg) S.à r.l., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.83.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of December 20, 2007, between SIG Vietnam Beteiligungs GmbH, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.84.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of August 19, 2011, between Bucephalas Acquisition Corp., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.85.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of September 8, 2011, between between Graham Packaging Company Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.86.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of September 8, 2011, between between GPC Holdings LLC, BCP/Graham Holdings L.L.C., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.2.87.*	Supplemental Indenture to the 8% Senior Notes due 2016 Indenture, dated as of October 14, 2011, between between Renolds Manufacturing, Inc., RenPac Holdings Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.1.*	9.5% Senior Subordinated Notes due 2017 Indenture, dated as of June 29, 2007, as amended, supplemented or otherwise modified, between, among others, Beverage Packaging Holdings II S.A., Reynolds Group Holdings Limited (formerly Rank Group Holdings Limited), Beverage Packaging Holdings (Luxembourg) I S.A. Beverage Packaging Holdings (Luxembourg) III S.à r.l., The Bank of New York Mellon (formerly The Bank of New York) as trustee, principal paying agent, registrar and transfer agent and Credit Suisse AG (formerly Credit Suisse) as security agent, relating to the issuance by Beverage Packaging Holdings II S.A. of 9.5% Senior Subordinated Notes due 2017 in the aggregate principal amount of €420,000,000
10	.3.2.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Holding USA Inc., The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.3.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Combibloc Inc., The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.

Exhibit Number		Exhibit Description

10	.3.4.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Combibloc Group AG (formerly SIG Holding AG), The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.5.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG allCap AG, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.6.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Combibloc (Schweiz) AG, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.7.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Schweizerische Industrie-Gesellschaft AG, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.8.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Technology AG, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.9.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Beverages Germany GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.10.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Combibloc Beteiligungs GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.11.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Combibloc GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.12.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Combibloc Holding GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.13.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Combibloc Systems GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.14.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Combibloc Zerspanungstechnik GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.15.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Information Technology GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.16.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG International Services GmbH, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.17.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 20, 2007, between SIG Euro Holding AG & Co. KG aA, The Bank of New York Mellon (formerly The Bank of New York) and Beverage Packaging Holdings II S.A.
10	.3.18.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Closure Systems International Holdings (Germany) GmbH, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.19.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Closure Systems International Deutschland GmbH, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.20.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Reynolds Group Issuer (Luxembourg) S.A., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.

Exhibit Number		Exhibit Description

10	.3.21.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Closure Systems International B.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.22.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Reynolds Consumer Products International B.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.23.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Reynolds Group Holdings Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.24.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Reynolds Group Issuer Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.25.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Reynolds Group Issuer LLC, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.26.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Closure Systems International Holdings Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.27.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Closure Systems International Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.28.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Reynolds Packaging Machinery Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.29.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Closure Systems Mexico Holdings LLC, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.30.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between CSI Mexico LLC, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.31.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Southern Plastics, Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.32.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between CSI Sales & Technical Services Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.33.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Reynolds Consumer Products Holdings Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.34.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Bakers Choice Products, Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.35.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Reynolds Consumer Products, Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.36.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Reynolds Foil Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.37.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 5, 2009, between Reynolds Services Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.

Exhibit Number		Exhibit Description

10	.3.38.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 2, 2009, between SIG Holdings (UK) Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.39.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 2, 2009, between SIG Combibloc Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.40.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 2, 2009, between Closure Systems International (UK) Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.41.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 2, 2009, between Reynolds Consumer Products (UK) Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.42.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 2, 2009, between Reynolds Subco (UK) Limited (f/k/a BACO Consumer Products Limited), The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.43.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 2, 2009, between CSI Latin American Holdings Corporation, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.44.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 2, 2009, between Closure Systems International (Canada) Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.45.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 2, 2009, between CSI Closure Systems Manufacturing de Centro America, S.R.L., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.46.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 2, 2009, between Closure Systems International Holdings (Japan) KK, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.47.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 2, 2009, between Closure Systems International Japan, Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.48.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of December 2, 2009, between SIG Combibloc Procurement AG, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.49.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of January 29, 2010, between SIG Reinag AG, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.50.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 4, 2010, between Blue Ridge Holding Corp., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.51.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 4, 2010, between Blue Ridge Paper Products Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.52.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 4, 2010, between Evergreen Packaging International (US) Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.53.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 4, 2010, between Evergreen Packaging Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.54.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 4, 2010, between Evergreen Packaging USA Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.

Exhibit Number		Exhibit Description

10	.3.55.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 4, 2010, between BRPP, LLC, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.56.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 4, 2010, between Evergreen Packaging Canada Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.57*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 4, 2010, between Evergreen Packaging (Hong Kong) Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.58.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 4, 2010, between Evergreen Packaging (Luxembourg) S.à r.l., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.59.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 4, 2010, between Evergreen Packaging México, S. de R.L. de C.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.60.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 4, 2010, between Evergreen Packaging International B.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.61.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 4, 2010, between Whakatane Mill Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.62.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017, dated September 1, 2010 among Reynolds Food Packaging Canada Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.63.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017, dated September 1, 2010 among Reynolds Metals Company de Mexico S. de. R.L de C.V. , The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.64.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017, dated September 1, 2010 among Maxpack S. de. R.L de C.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.65.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017, dated September 1, 2010 among Reynolds Packaging International B.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.66.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017, dated September 1, 2010 among Kama Europe Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.67.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017, dated September 1, 2010 among Ivex Holdings, Ltd., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.68.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017, dated September 1, 2010 among Reynolds Packaging Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.69.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017, dated September 1, 2010 among Reynolds Flexible Packaging Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.70.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017, dated September 1, 2010 among Reynolds Food Packaging LLC, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.71.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017, dated September 1, 2010 among Reynolds Packaging Kama Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.

Exhibit Number		Exhibit Description

10	.3.72.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017, dated September 1, 2010 among Reynolds Packaging LLC, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.73.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017, dated September 1, 2010 among Ultra Pac, Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.74.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 16, 2010, between Pactiv Corporation, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.75.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 16, 2010, between Pactiv Factoring LLC, Pactiv RSA LLC, Pactiv Retirement Administration LLC, Pactiv Germany Holdings, Inc., Pactiv International Holdings Inc., Pactiv Management Company LLC, PCA West Inc., Prairie Packaging, Inc., PWP Holdings, Inc., PWP Industries, Inc., Newspring Industrial Corp., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.76.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 16, 2010, between The Baldwin Group Limited, J. & W. Baldwin (Holdings) Limited, Omni-Pac UK Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.77.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of November 16, 2010, between Newspring Canada Inc., Pactiv Canada Inc., 798795 Ontario Limited, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.78.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of March 2, 2011, among Pactiv Hamburg Holdings GmbH, Pactiv Deutschland Holdinggesellschaft MBH, Omni-Pac Ekco GmbH Verpackungsmittel, Omni-Pac Gmbh Verpackungsmittel, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.79.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of April 19, 2011, among Central de Bolsas, S. de R.L. de C.V., Grupo Corporativo Jaguar, S.A. de C.V., Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V., Pactiv Mexico, S. de R.L. de C.V., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.80.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 2, 2011, between Dopaco Canada, Inc., Garven Incorporated, Conference Cup Ltd., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.81.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 2, 2011, between Dopaco, Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.82.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 2, 2011, between Closures Systems International (Luxembourg) S.à r.l., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.83.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of May 2, 2011, between SIG Vietnam Beteiligungs GmbH, The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.84.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of August 19, 2011, between Bucephalas Acquisition Corp., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.85.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of September 8, 2011, between between Graham Packaging Company Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.3.86.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of September 8, 2011, between between GPC Holdings LLC, BCP/Graham Holdings L.L.C., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.

Exhibit Number		Exhibit Description

10	.3.87.*	Supplemental Indenture to the 9.5% Senior Subordinated Notes due 2017 Indenture, dated as of October 14, 2011, between between Reynolds Manufacturing, Inc., RenPac Holdings Inc., The Bank of New York Mellon and Beverage Packaging Holdings II S.A.
10	.4.1.	Indenture, dated September 29, 1999, by and between Pactiv Corporation and The Chase Manhattan Bank, as trustee (incorporated by reference to Exhibit 4.1 to Tenneco Packaging Inc.’s Registration Statement on Form S-4 (No. 333-82923) filed October 4, 1999)
10	.4.2.	Second Supplemental Indenture to the Indenture dated as of September 29, 1999, dated as of November 4, 1999, between Pactiv Corporation and The Chase Manhattan Bank, as trustee (incorporated by reference to Exhibit 4.3(c) to Pactiv Corporation’s Quarterly Report on Form 10-Q (No. 1-15157) filed November 18, 1999)
10	.4.3.	Fourth Supplemental Indenture to the Indenture dated as of September 29, 1999, dated as of November 4, 1999, between Pactiv Corporation and The Chase Manhattan Bank, as trustee (incorporated by reference to Exhibit 4.3(e) to Pactiv Corporation’s Quarterly Report on Form 10-Q (No. 1-15157) filed November 18, 1999)
10	.4.4.	Fifth Supplemental Indenture to the Indenture dated as of September 29, 1999, dated as of November 4, 1999, between Pactiv Corporation and The Chase Manhattan Bank, as trustee (incorporated by reference to Exhibit 4.3(f) to Pactiv Corporation’s Quarterly Report on Form 10-Q (No. 1-15157) filed November 18, 1999)
10	.4.5.	Sixth Supplemental Indenture to the Indenture dated as of September 29, 1999, dated as of June 25, 2007, between Pactiv Corporation and the Bank of New York Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Pactiv Corporation’s Current Report on Form 8-K (No. 1-15157) filed June 25, 2007)
10	.4.6.	Seventh Supplemental Indenture to the Indenture dated as of September 29, 1999, dated as of June 25, 2007, between Pactiv Corporation and the Bank of New York Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to Pactiv Corporation’s Current Report on Form 8-K (No. 1-15157) filed June 25, 2007)
10	.4.7.	Eighth Supplemental Indenture to the Indenture dated as of September 29, 1999, dated as of October 21, 2010, between Pactiv Corporation and the Bank of New York Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 10.1 to Pactiv Corporation’s Current Report on Form 8-K (No. 1-15157) filed October 22, 2010)
10	.4.8.	Indenture, dated as of October 7, 2004, among Graham Packaging Company, L.P. and GPC Capital Corp. I and Graham Packaging Holdings Company, as guarantor, and The Bank of New York, as Trustee, relating to the Senior Subordinated Notes Due 2014 of Graham Packaging Company, L.P. and GPC Capital Corp. I, unconditionally guaranteed by Graham Packaging Holdings Company (incorporated by reference to Exhibit 4.2 to Graham Packaging Holdings Company’s Current Report on Form 8-K (No. 333-53603-03) filed October 14, 2004)
10	.4.9.	Supplemental Indenture, dated as of July 30, 2010, among GPACSUB LLC, Graham Packaging Minster LLC, Graham Packaging Company, L.P., GPC Capital Corp. I, the guarantors party thereto, and The Bank of New York Mellon, as Trustee, relating to the Senior Subordinated Notes due 2014 (incorporated by reference to Exhibit 4.11 to Graham Packaging Holdings Company’s Registration Statement on Form S-4/A (No. 333-167976-18) filed October 5, 2010)
10	.4.10.	Supplemental Indenture, dated as of October 4, 2010, among Graham Packaging GP Acquisition LLC, Graham Packaging LP Acquisition LLC, CPG-L Holdings, Inc., Liquid Container Inc., Graham Packaging LC, L.P., Graham Packaging PX Holding Corporation, Graham Packaging PX, LLC, Graham Packaging PX Company, WCK-L Holdings, Inc., Graham Packaging Company, L.P., GPC Capital Corp. I, the guarantors party thereto, and The Bank of New York Mellon, as Trustee, relating to the Senior Subordinated Notes due 2014 (incorporated by reference to Exhibit 4.13 to Graham Packaging Holdings Company’s Registration Statement on Form S-4/A (No. 333-167976-18) filed October 5, 2010)
10	.4.11.*	Supplemental Indenture, dated as of July 27, 2011, among Graham Packaging Company, L.P., GPC Capital Corp. I, Graham Packaging Holdings Company, the guarantors listed thereto and The Bank of New York Mellon, as Trustee, relating to the Senior Subordinated Notes due 2014

Exhibit Number		Exhibit Description

10	.4.12.	Indenture, dated as of November 24, 2009, among Graham Packaging Company, L.P., GPC Capital Corp. I, the Guarantors named therein and The Bank of New York Mellon, as Trustee, relating to the Senior Notes Due 2017 of Graham Packaging Company, L.P. and GPC Capital Corp. I, unconditionally guaranteed by the Guarantors named therein (incorporated by reference to Exhibit 4.1 to Graham Packaging Holdings Company’s Current Report on Form 8-K (No. 333-53603-03) filed November 24, 2009)
10	.4.13.	Supplemental Indenture, dated as of July 30, 2010, among GPACSUB LLC, Graham Packaging Minster LLC, Graham Packaging Company, L.P., GPC Capital Corp. I, the guarantors party thereto, and The Bank of New York Mellon, as Trustee, relating to the Senior Notes due 2017 (incorporated by reference to Exhibit 4.12 to Graham Packaging Holdings Company’s Registration Statement on Form S-4/A (No. 333-167976-18) filed October 5, 2010)
10	.4.14.	Supplemental Indenture, dated as of October 4, 2010, among Graham Packaging GP Acquisition LLC, Graham Packaging LP Acquisition LLC, CPG-L Holdings, Inc., Liquid Container Inc., Graham Packaging LC, L.P., Graham Packaging PX Holding Corporation, Graham Packaging PX, LLC, Graham Packaging PX Company, WCK-L Holdings, Inc., Graham Packaging Company, L.P., GPC Capital Corp. I, the guarantors party thereto, and The Bank of New York Mellon, as Trustee, relating to the Senior Notes due 2017 (incorporated by reference to Exhibit 4.14 to Graham Packaging Holdings Company’s Registration Statement on Form S-4/A (No. 333-167976-18) filed October 5, 2010)
10	.4.15.	Indenture, dated as of September 23, 2010, among Graham Packaging Company, L.P., GPC Capital Corp. I, the Guarantors named therein and The Bank of New York Mellon, as Trustee, relating to the Senior Notes Due 2018 of Graham Packaging Company, L.P. and GPC Capital Corp. I, unconditionally guaranteed by the Guarantors named therein (incorporated by reference to Exhibit 4.1 to Graham Packaging Company Inc.’s Current Report on Form 8-K (No. 001-34621) filed September 29, 2010)
10	.5.*	Reaffirmation Agreement, dated as of May 4, 2010 among Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGAA, SIG Austria Holding GmbH, Closure Systems International B.V., Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer LLC and Reynolds Group Issuer Inc., the Grantors listed thereto, Credit Suisse AG, as administrative agent under the Credit Agreement, The Bank of New York Mellon, as trustee, principal agent, transfer agent and collateral agent, The Bank of New York Mellon, London Branch, as paying agent and The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents
10	.5.1.*	Supplement, dated August 27, 2010, to the Reaffirmation Agreement dated as of May 4, 2010 among Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGAA, SIG Austria Holding GmbH, Closure Systems International B.V., Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer LLC and Reynolds Group Issuer Inc., SIG Austria Holding GmbH, SIG Combibloc GmbH, SIG Combibloc GmbH & Co KG, Credit Suisse AG, as administrative agent, The Bank of New York Mellon as Trustee under the 2009 Notes Indenture, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, and collateral agent, The Bank of New York Mellon, London Branch, as paying agent, and The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents
10	.5.2.*	Reaffirmation Agreement, dated as of November 16, 2010 among Reynolds Group Holdings Limited, Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGAA, SIG Austria Holding GmbH, Closure Systems International B.V., Reynolds Acquisition Corporation , Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer LLC and Reynolds Group Issuer Inc., the Grantors listed thereto, Credit Suisse AG, as administrative agent under the Credit Agreement, The Bank of New York Mellon, as trustee and The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents

Exhibit Number		Exhibit Description

10	.5.3.*	Supplement, dated January 14, 2011, to the Reaffirmation Agreement dated as of November 16, 2010 among Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGAA, SIG Austria Holding GmbH, Closure Systems International B.V., Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer LLC and Reynolds Group Issuer Inc., SIG Austria Holding GmbH, SIG Combibloc GmbH, SIG Combibloc GmbH & Co KG, Credit Suisse AG, as administrative agent, The Bank of New York Mellon as Trustee under the October 2010 Senior Secured Notes Indenture and The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents
10	.5.4.*	Reaffirmation Agreement, dated as of February 1, 2011, among Reynolds Group Holdings Limited, Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., the Grantors listed thereto, Credit Suisse AG, as administrative agent under the Credit Agreement, The Bank of New York Mellon, as trustee under the Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the 2010 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the 2009 Senior Secured Notes Indenture and The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents
10	.5.5.*	Reaffirmation Agreement, dated as of February 9, 2011, among Reynolds Group Holdings Limited, Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., Closure Systems International B.V., Pactiv Corporation, SIG Austria Holding GmbH, SIG Euro Holding AG & Co. KGaA, Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., the Grantors listed thereto, Credit Suisse AG, as administrative agent under the Credit Agreement, The Bank of New York Mellon, as trustee under the February 2011 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the 2010 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the 2009 Senior Secured Notes Indenture and The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents
10	.5.6.*	Reaffirmation Agreement, dated March 2, 2011, among the Brazilian and German Grantors listed thereto, Credit Suisse AG, as administrative agent under the Credit Agreement, The Bank of New York Mellon, as trustee under the February 2011 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the October 2010 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the 2009 Senior Secured Notes Indenture and The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents
10	.5.7.*	Reaffirmation Agreement, dated March 2, 2011, among the Swiss Grantors listed thereto, Credit Suisse AG, as administrative agent under the Credit Agreement, The Bank of New York Mellon, as trustee under the February 2011 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the October 2010 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the 2009 Senior Secured Notes Indenture and The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents
10	.5.8.*	Reaffirmation Agreement, dated as of June 7, 2011, among SIG Austria Holding GmbH, SIG Combibloc GmbH, SIG Combibloc GmbH & Co KG, Credit Suisse AG, as administrative agent under the Credit Agreement, The Bank of New York Mellon, as trustee under the February 2011 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the October 2010 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the 2009 Senior Secured Notes Indenture and The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents
10	.5.9.*	Reaffirmation Agreement,, dated August 5, 2011, among SIG Combibloc Ltd., Credit Suisse AG, as administrative agent under the Credit Agreement and Wilmington Trust (London) Limited as collateral agent

Exhibit Number		Exhibit Description

10	.5.10.*	Reaffirmation Agreement, dated as of September 8, 2011, among Reynolds Group Holdings Limited, Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGaA, Closure Systems International B.V., Pactiv Corporation, SIG Austria Holding GmbH, Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., the Grantors listed thereto, Credit Suisse AG, as administrative agent under the Credit Agreement, The Bank of New York Mellon, as trustee under the August 2011 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the February 2011 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the 2010 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the 2009 Senior Secured Notes Indenture and The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents
10	.5.11.*	Reaffirmation Agreement, dated as of October 14, 2011, among SIG Combibloc GmbH, SIG Combibloc GmbH & Co KG and SIG Austria Holding GmbH, Credit Suisse AG, as administrative agent under the Credit Agreement, The Bank of New York Mellon, as trustee under the New 2011 Senior Secured Notes, The Bank of New York Mellon, as trustee under the 2011 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the 2010 Senior Secured Notes Indenture, The Bank of New York Mellon, as trustee under the 2009 Senior Secured Notes Indenture and The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents under the First Lien Intercreditor Agreement
10	.6.*	Letter of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Austria — SIG)
10	.7.*	Letter of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (CSI & RCP — Germany)
10	.8.*	Letter of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Germany — SIG)
10	.9.*	Letter of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Guernsey — SIG)
10	.10.*	Deed Poll of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (CSI — Hong Kong)
10	.11.*	Letter of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Hong Kong — SIG)
10	.12.*	Deed Poll of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (CSI — Japan)
10	.13.*	Deed Poll of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Luxembourg)
10	.14.*	Letter of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Switzerland — SIG)
10	.15.*	Letter of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Thailand — SIG)
10	.16.*	Deed Poll of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (United Kingdom — CSI & RCP)
10	.17.*	Deed Poll of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (United Kingdom — SIG)
10	.18.*	Letter of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (US — SIG)
10	.19.*	Deed Poll of Indemnification, dated October 8, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (United States — CSI & RCP)
10	.20.*	Indemnification Agreement, dated October 18, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (CSI — Netherlands)
10	.21.*	Letter of Indemnification, dated November 24, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Switzerland — SIG)

Exhibit Number		Exhibit Description

10	.22.*	Amended and Restated Letter of Indemnification, dated December 15, 2009, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Supervisory Board of SIG Euro Holding AG & Co KGaA)
10	.23.*	Letter of Indemnification, dated December 15, 2009, by Rank Group Limited for the benefit and in favour of Peter Holtmann (SIG Euro Holding AG & Co KGaA)
10	.24.*	Deed Poll of Indemnification by Rank Group Limited relating to Directors and Officers of Rank Group Limited and other entities in favour and for the benefit of each Indemnified Person, dated December 22, 2009
10	.25.*	Letter of Indemnification, dated February 15, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Austria — SIG)
10	.26.*	Deed Poll of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (CSI Japan)
10	.27.*	Indemnification Agreement, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (CSI — Netherlands)
10	.28.*	Deed Poll of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (United Kingdom — CSI & RCP)
10	.29.*	Deed Poll of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (CSI & RCP — United States)
10	.30.*	Letter of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (CSI & RCP Germany)
10	.31.*	Deed Poll of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Luxembourg — Evergreen)
10	.32.*	Letter of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (SIG Euro Holding AG & Co KGaA)
10	.33.*	Deed Poll of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (US — Evergreen)
10	.34.*	Letter of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Evergreen — Hong Kong)
10	.35.*	Indemnification Agreement, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Evergreen — Netherlands)
10	.36.*	Deed Poll of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Luxembourg)
10	.37.*	Deed Poll of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (CSI Hong Kong)
10	.38.*	Letter of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Germany — SIG)
10	.39.*	Letter of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Guernsey — SIG)
10	.40.*	Letter of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Hong Kong — SIG)
10	.41.*	Letter of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Swizterland — SIG)
10	.42.*	Deed Poll of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (United Kingdom — SIG)
10	.43.*	Letter of Indemnification, dated April 21, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (US — SIG)
10	.44.*	Indemnification Agreement, dated June 25, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (SIG — Netherlands)
10	.45.*	Letter of Indemnification, dated August 20, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Austria — SIG))

Exhibit Number		Exhibit Description

10	.46.*	Indemnification Agreement, dated August 25, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (Netherlands)
10	.47.*	Deed Poll of Indemnification, dated August 25, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (BP III — Luxembourg)
10	.48.*	Deed Poll of Indemnification, dated August 25, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (United Kingdom)
10	.49.*	Agreement of Indemnification, dated August 25, 2010, by Rank Group Limited for the benefit and in favour of the Indemnitees defined therein (United States)
10	.50.*	Deed Poll of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Luxembourg)
10	.51.*	Deed Poll of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (United Kingdom — Closures, Reynolds Consumer Products and Reynolds Foodservice)
10	.52.*	Deed Poll of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (United Kingdom — SIG)
10	.53.*	Indemnification Agreement, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Netherlands)
10	.54.*	Letter of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (SIG Euro Supervisory Board)
10	.55.*	Letter of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Austria - SIG)
10	.56.*	Deed Poll of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Closures — Hong Kong)
10	.57.*	Deed Poll of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Evergreen — Hong Kong)
10	.58.*	Letter of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Guernsey - SIG)
10	.59.*	Letter of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Hong Kong - SIG)
10	.60.*	Deed Poll of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Japan - Closures)
10	.61.*	Letter of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Switzerland - SIG)
10	.62.*	Letter of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Thailand - SIG)
10	.63.*	Letter of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (US — SIG)
10	.64.*	Letter of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Germany - Closures)
10	.65.*	Agreement of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (United States — Evergreen)
10	.66.*	Letter of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Germany - SIG)
10	.67.*	Agreement of Indemnification, dated September 13, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (United States — Closures, Reynolds Consumer Products and Reynolds Foodservice)
10	.68.*	Indemnity to Gail D. Lilley from Newspring Canada Inc., dated November 16, 2010
10	.69.*	Indemnity to Gail D. Lilley from 798795 Ontario Limited, dated November 16, 2010
10	.70.*	Indemnity to Gail D. Lilley from Pactiv Canada Inc., dated November 16, 2010

Exhibit Number		Exhibit Description

10	.71.*	Agreement of Indemnification, dated November 16, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Pactiv -United States)
10	.72.*	Deed Poll of Indemnification, dated November 16, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Pactiv — United Kingdom)
10	.73.*	Letter of Indemnification, dated November 16, 2010, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Pactiv — Germany)
10	.74.*	Letter of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Austria — SIG)
10	.75.*	Letter of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Germany — Closures)
10	.76.*	Letter of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Germany — SIG)
10	.77.*	Letter of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Guernsey — SIG)
10	.78.*	Deed Poll of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Closures and Evergreen — Hong Kong)
10	.79.*	Deed Poll of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Hong Kong - SIG)
10	.80.*	Deed Poll of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Japan — Closures)
10	.81.*	Deed Poll of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Luxembourg)
10	.82.*	Indemnification Agreement, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Netherlands)
10	.83.*	Letter of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (SIG Euro Supervisory Board)
10	.84.*	Letter of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Switzerland — SIG)
10	.85.*	Deed Poll of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (United Kingdom — Closures, Reynolds Consumer Products, Reynolds Foodservice and Pactiv)
10	.86.*	Deed Poll of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (United Kingdom — SIG)
10	.87.*	Agreement of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (United States — Closures, Reynolds Consumer Products, Evergreen, Reynolds Foodservice and Pactiv)
10	.88.*	Letter of Indemnification, dated January 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (US — SIG)
10	.89.*	Letter of Indemnification, dated March 1, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Pactiv — Germany)
10	.90.*	Agreement of Indemnification, dated May 2, 2011, by , by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Dopaco — United States)
10	.91.*	Indemnification Letter Agreement, dated as of October 15, 2009, between Rank Group Limited and Beverage Packaging Holdings (Luxembourg) III S.à r.l., in connection with the purchase of the Closures business
10	.92.*	Indemnification Letter Agreement, dated as of October 15, 2009, between Rank Group Limited and Beverage Packaging Holdings (Luxembourg) III S.à r.l., in connection with the purchase of the Reynolds Consumer business

Exhibit Number		Exhibit Description

10	.93.*	Indemnification Letter Agreement, dated as of April 25, 2010, between Beverage Packaging Holdings (Luxembourg) III S.à r.l. and Carter Holt Harvey Limited
10	.94.*	Indemnification Letter Agreement, dated as of September 1, 2010, between Rank Group Limited and Beverage Packaging Holdings (Luxembourg) III S.à r.l.
10	.95.*	Transition Services Letter Agreement, dated as of November 5, 2009, between Rank Group Limited and Beverage Packaging Holdings (Luxembourg) III S.à r.l.
10	.96.*	Information Sharing Agreement, dated as of April 7, 2010, between Carter Holt Harvey Limited, Carter Holt Harvey Pulp & Paper Limited, Evergreen Packaging Inc. and Blue Ridge Paper Products Inc.
10	.97.*	CHH Super Deed of Participation, dated as of May 3, 2010, between Whakatane Mill Limited and Carter Holt Harvey Limited
10	.98.*	Carter Holt Harvey Limited Deed of Participation, dated as of May 3, 2010, between Whakatane Mill Limited and Carter Holt Harvey Limited
10	.99.*	Transition Services Agreement, dated as of May 4, 2010, between Whakatane Mill Limited and Carter Holt Harvey Limited
10	.100.*	IT Services Letter, dated as of May 4, 2010, between Whakatane Mill Limited and Carter Holt Harvey Limited
10	.101.*	Carton Board Supply Agreement (New Zealand), dated as of May 4, 2010 between Whakatane Mill Limited and Carter Holt Harvey Limited
10	.102.*	Carton Board Supply Agreement (Australia), dated as of May 4, 2010, between Whakatane Mill Limited and Carter Holt Harvey Limited
10	.103.*	Pulpwood Fiber Procurement Agency Agreement, dated as of May 4, 2010, between Whakatane Mill Limited and Carter Holt Harvey Pulp & Paper Limited
10	.104.*	Pulp Supply Agreement, dated as of May 4, 2010, between Whakatane Mill Limited and Carter Holt Harvey Pulp & Paper Limited
10	.105.*	NCC Fiber Supply Agreement, dated as of May 4, 2010, between Whakatane Mill Limited and Carter Holt Harvey Limited
10	.106.*	Waste Disposal Agreement, dated as of May 4, 2010 between Whakatane Mill Limited and Carter Holt Harvey Pulp & Paper Limited
10	.107.*	Logistics Services Agreement, dated as of May 4, 2010, between Whakatane Mill Limited and Carter Holt Harvey Limited
10	.108.*	Trademark Assignment Agreement, dated as of May 4, 2010, between Whakatane Mill Limited and Carter Holt Harvey Limited
10	.109.*	Electricity Hedges Agreement, dated as of May 4, 2010, between Whakatane Mill Limited and Carter Holt Harvey Limited
10	.110.*	Evergreen Transition Services Agreement, dated as of May 4, 2010, between Evergreen Packaging Inc. and Carter Holt Harvey Limited
10	.111.*	Loan Agreement, between Rank Group Limited as borrower and Rank Group Holdings Limited (now known as Reynolds Group Holdings Limited), dated February 15, 2008
10	.112.*	Letter of Indemnification, dated July 6, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Germany — Closures)
10	.113.*	Letter of Indemnification, dated July 6, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Germany — SIG)
10	.114.*	Letter of Indemnification, dated July 15, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Guernsey)
10	.115.*	Letter of Indemnification, dated July 15, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Hong Kong)
10	.116.*	Letter of Indemnification, dated July 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Hong Kong)

Exhibit Number		Exhibit Description

10	.117.*	Letter of Indemnification, dated July 15, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Japan)
10	.118.*	Letter of Indemnification, dated July 15, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Luxembourg)
10	.119.*	Letter of Indemnification, dated July 15, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Netherlands)
10	.120.*	Letter of Indemnification, dated July 15, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (SIG Euro Supervisory Board)
10	.121.*	Letter of Indemnification, dated July 6, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (United Kingdom — SIG Holdings UK Limited, SIG Combibloc Limited)
10	.122.*	Letter of Indemnification, dated July 15, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (United States — SIG Holdings USA, SIG Combibloc Inc.)
10	.123.*	Letter of Indemnification, dated July 15, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Switzerland)
10	.124.*	Letter of Indemnification, dated July 19, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Thailand)
10	.125.*	Letter of Indemnification, dated July 15, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (United Kingdom — Closures, Reynolds Consumer Products and Pactiv Foodservice)
10	.126.*	Letter of Indemnification, dated July 6, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (United States — Closures, Reynolds Consumer Products and Pactiv Foodservice)
10	.127.*	Letter of Indemnification, dated October 5, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Austria)
10	.128.*	Deed Poll of Indemnification, dated October 13, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (Registration Statement)
10	.129*	Agreement of Indemnification dated October 14, 2011, by Reynolds Group Holdings Limited for the benefit and in favour of the Indemnitees defined therein (United States — RenPac and Reynolds Manufacturing)
10	.130*	Supply Agreement for years 2012-2013, dated February 1, 2012, between Stora Enso Oyj and SIG Combibloc Procurement AG
12	.1.*	Computation of Ratio of Earnings to Fixed Charges
21	.1.*	List of Subsidiaries
23	.1.*	Consent of PricewaterhouseCoopers LLP with respect to the RGHL Financial Statements, the BP I Financial Statements and the Beverage Packaging Holdings Group Financial Statements
23	.2.*	Consent of PricewaterhouseCoopers LLP/s.r.l./s.e.n.c.r.l with respect to the Dopaco Financial Statements
23	.3.*	Consent of Ernst & Young LLP with respect to the Pactiv Corporation Financial Statements
23	.4.*	Consent of Deloitte & Touche LLP with respect to the Graham Packaging Financial Statements and the Graham Holdings Financial Statements
23	.5.*	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1 hereto)
23	.6.*	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2 hereto)
23	.7.*	Consent of Sher Garner Cahill Richter Klein McAllister and Hilbert L.L.C. (included in Exhibit 5.3 hereto)
23	.8.*	Consent of Dorsey & Whitney LLP (included in Exhibit 5.4 hereto)
23	.9.*	Consent of Lowenstein Sandler PC (included in Exhibit 5.5 hereto)
23	.10.*	Consent of Roberts & Stevens, P.A. (included in Exhibit 5.6 hereto)

Exhibit Number		Exhibit Description

23	.11.*	Consent of Corrs Chambers Westgarth (included in Exhibit 5.7 hereto)
23	.12.*	Consent of Schoenherr Rechtsanwaelte GmbH (included in Exhibit 5.8 hereto)
23	.13.*	Consent of Levy & Salomao Advogados (included in Exhibit 5.9 hereto)
23	.14.*	Consent of Harney Westwood & Riegels (included in Exhibit 5.10 hereto)
23	.15.*	Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5.11 hereto)
23	.16.*	Consent of Pacheco Coto (included in Exhibit 5.12 hereto)
23	.17.*	Consent of Carey Olson (included in Exhibit 5.13 hereto)
23	.18.*	Consent of Debevoise & Plimpton LLP (Germany) (included in Exhibit 5.14 hereto)
23	.19.*	Consent of Freshfields Bruckhaus Deringer (Hong Kong) (included in Exhibit 5.15 hereto)
23	.20.*	Consent of Oppenheim Ügyvédi Iroda (included in Exhibit 5.16 hereto)
23	.21.*	Consent of Freshfields Bruckhaus Deringer (Japan) (included in Exhibit 5.17 hereto)
23	.22.*	Consent of Loyens & Loeff, Avocats à la Cour (included in Exhibit 5.18 hereto)
23	.23.*	Consent of Borda y Quintana, S.C. (included in Exhibit 5.19 hereto)
23	.24.*	Consent of Freshfields Bruckhaus Deringer (Japan) (included in Exhibit 5.20 hereto)
23	.25.*	Consent of Bell Gully (included in Exhibit 5.21 hereto)
23	.26.*	Consent of Pestalozzi Attorneys at Law (included in Exhibit 5.22 hereto)
23	.27.*	Consent of Weerawong, Chinnavat & Peangpanor Ltd. (included in Exhibit 5.23 hereto)
23	.28.*	Consent of Debevoise & Plimpton LLP (London) (included in Exhibit 5.24 hereto)
23	.29.*	Consent of Ballard Spahr LLP (included in Exhibit 5.25 hereto)
24	.1.*	Powers of Attorney (contained in signature pages to Reynolds Group Holdings Limited’s Registration Statement on Form F-4 filed November 3, 2011)
25	.1*	Statement of Eligibility of The Bank of New York Mellon on Form T-1, relating to the 7.75% Senior Secured Notes due 2016 Indenture dated as of November 5, 2009
25	.2*	Statement of Eligibility of The Bank of New York Mellon on Form T-1, relating to the 8.50% Senior Notes due 2018 Indenture dated as of May 4, 2010
25	.3*	Statement of Eligibility of The Bank of New York Mellon on Form T-1, relating to the 7.125% Senior Secured Notes due 2019 Indenture dated as of October 15, 2010
25	.4*	Statement of Eligibility of The Bank of New York Mellon on Form T-1, relating to the 9.000% Senior Notes due 2019 Indenture dated as of October 15, 2010
25	.5*	Statement of Eligibility of The Bank of New York Mellon on Form T-1, relating to the 6.875% Senior Secured Notes due 2021 Indenture dated as of February 1, 2011
25	.6*	Statement of Eligibility of The Bank of New York Mellon on Form T-1, relating to the 8.250% Senior Notes due 2021 Indenture dated as of February 1, 2011
25	.7*	Statement of Eligibility of The Bank of New York Mellon on Form T-1, relating to the 7.875% Senior Secured Notes due 2019 Indenture dated as of August 9, 2011
25	.8*	Statement of Eligibility of The Bank of New York Mellon on Form T-1, relating to the 9.875% Senior Notes due 2019 Indenture dated as of August 9, 2011
99	.1*	Form of Letter of Transmittal
99	.2*	Form of Letter to Nominee
99	.3*	Form of Letter to Clients
99	.4*	Form of Instructions to Registered Holder and/or Book Entry Transfer Participant from Beneficial Owner

*	Previously filed.

**	Included with this filing.